RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                          Company,

              RESIDENTIAL FUNDING CORPORATION,

                      Master Servicer,

                            and

             THE FIRST NATIONAL BANK OF CHICAGO

                          Trustee




             POOLING AND SERVICING AGREEMENT

                  Dated as of May 1, 1995



           Mortgage Pass-Through Certificates

                      Series 1995-S8







                  TABLE OF CONTENTS

                                                            Page

                      ARTICLE I

                     DEFINITIONS
   Section 1.01.  Definitions. . . . . . . . . . . . . . . . 3
        Accrued Certificate Interest . . . . . . . . . . . . 3
        Adjusted Mortgage Rate . . . . . . . . . . . . . . . 3
        Advance. . . . . . . . . . . . . . . . . . . . . . . 3
        Affiliate. . . . . . . . . . . . . . . . . . . . . . 4
        Agreement. . . . . . . . . . . . . . . . . . . . . . 4
        Amount Held for Future Distribution. . . . . . . . . 4
        Appraised Value. . . . . . . . . . . . . . . . . . . 4
        Assignment . . . . . . . . . . . . . . . . . . . . . 4
        Assignment Agreement . . . . . . . . . . . . . . . . 4
        Assignment of Proprietary Lease. . . . . . . . . . . 4
        Available Distribution Amount. . . . . . . . . . . . 4
        Bankruptcy Amount. . . . . . . . . . . . . . . . . . 5
        Bankruptcy Code. . . . . . . . . . . . . . . . . . . 5
        Bankruptcy Loss. . . . . . . . . . . . . . . . . . . 5
        Book-Entry Certificate . . . . . . . . . . . . . . . 5
        Business Day . . . . . . . . . . . . . . . . . . . . 5
        Buydown Funds. . . . . . . . . . . . . . . . . . . . 5
        Buydown Mortgage Loan. . . . . . . . . . . . . . . . 6
        Cash Liquidation . . . . . . . . . . . . . . . . . . 6
        Certificate. . . . . . . . . . . . . . . . . . . . . 6
        Certificate Account. . . . . . . . . . . . . . . . . 6
        Certificate Account Deposit Date . . . . . . . . . . 6
        Certificateholder or Holder. . . . . . . . . . . . . 6
        Certificate Owner. . . . . . . . . . . . . . . . . . 6
        Certificate Principal Balance. . . . . . . . . . . . 6
        Certificate Register and Certificate Registrar . . . 7
        Class. . . . . . . . . . . . . . . . . . . . . . . . 7
        Class A Certificate. . . . . . . . . . . . . . . . . 7
        Class B Certificate. . . . . . . . . . . . . . . . . 7
        Class B Percentage . . . . . . . . . . . . . . . . . 8
        Class B-1 Percentage . . . . . . . . . . . . . . . . 8
        Class B-1 Prepayment Distribution Trigger. . . . . . 8
        Class B-2 Percentage . . . . . . . . . . . . . . . . 8
        Class B-2 Prepayment Distribution Trigger. . . . . . 8
        Class B-3 Percentage . . . . . . . . . . . . . . . . 8
        Class B-3 Prepayment Distribution Trigger. . . . . . 8
        Class M Certificate. . . . . . . . . . . . . . . . . 8
        Class M Percentage . . . . . . . . . . . . . . . . . 9
        Class M-1 Percentage . . . . . . . . . . . . . . . . 9
        Class M-2 Percentage . . . . . . . . . . . . . . . . 9
        Class M-2 Prepayment Distribution Trigger. . . . . . 9
        Class M-3 Percentage . . . . . . . . . . . . . . . . 9
        Class M-3 Prepayment Distribution Trigger. . . . . . 9
        Class R Certificate. . . . . . . . . . . . . . . . . 9
        Class R-I Certificate. . . . . . . . . . . . . . . . 9
        Class R-II Certificate . . . . . . . . . . . . . . . 10
        Closing Date . . . . . . . . . . . . . . . . . . . . 10
        Code . . . . . . . . . . . . . . . . . . . . . . . . 10
        Compensating Interest. . . . . . . . . . . . . . . . 10
        Cooperative. . . . . . . . . . . . . . . . . . . . . 10
        Cooperative Apartment. . . . . . . . . . . . . . . . 10
        Cooperative Lease. . . . . . . . . . . . . . . . . . 10
        Cooperative Loans. . . . . . . . . . . . . . . . . . 10
        Cooperative Stock. . . . . . . . . . . . . . . . . . 10
        Cooperative Stock Certificate. . . . . . . . . . . . 11
        Corporate Trust Office . . . . . . . . . . . . . . . 11
        Credit Support Depletion Date. . . . . . . . . . . . 11
        Curtailment. . . . . . . . . . . . . . . . . . . . . 11
        Custodial Account. . . . . . . . . . . . . . . . . . 11
        Custodial Agreement. . . . . . . . . . . . . . . . . 11
        Custodian. . . . . . . . . . . . . . . . . . . . . . 11
        Cut-off Date . . . . . . . . . . . . . . . . . . . . 11
        Cut-off Date Principal Balance . . . . . . . . . . . 11
        Debt Service Reduction . . . . . . . . . . . . . . . 11
        Deficient Valuation. . . . . . . . . . . . . . . . . 11
        Definitive Certificate . . . . . . . . . . . . . . . 11
        Deleted Mortgage Loan. . . . . . . . . . . . . . . . 12
        Depository . . . . . . . . . . . . . . . . . . . . . 12
        Depository Participant . . . . . . . . . . . . . . . 12
        Destroyed Mortgage Note. . . . . . . . . . . . . . . 12
        Determination Date . . . . . . . . . . . . . . . . . 12
        Disqualified Organization. . . . . . . . . . . . . . 12
        Distribution Date. . . . . . . . . . . . . . . . . . 12
        Due Date . . . . . . . . . . . . . . . . . . . . . . 12
        Due Period . . . . . . . . . . . . . . . . . . . . . 13
        Duff & Phelps. . . . . . . . . . . . . . . . . . . . 13
        Eligible Account . . . . . . . . . . . . . . . . . . 13
        Eligible Funds . . . . . . . . . . . . . . . . . . . 13
        Event of Default . . . . . . . . . . . . . . . . . . 13
        Excess Bankruptcy Loss . . . . . . . . . . . . . . . 13
        Excess Fraud Loss. . . . . . . . . . . . . . . . . . 13
        Excess Special Hazard Loss . . . . . . . . . . . . . 13
        Excess Subordinate Principal Amount. . . . . . . . . 14
        Extraordinary Events . . . . . . . . . . . . . . . . 14
        Extraordinary Losses . . . . . . . . . . . . . . . . 14
        FDIC . . . . . . . . . . . . . . . . . . . . . . . . 14
        FHLMC. . . . . . . . . . . . . . . . . . . . . . . . 15
        Final Distribution Date. . . . . . . . . . . . . . . 15
        Fitch. . . . . . . . . . . . . . . . . . . . . . . . 15
        FNMA . . . . . . . . . . . . . . . . . . . . . . . . 15
        Foreclosure Profits. . . . . . . . . . . . . . . . . 15
        Fraud Loss Amount. . . . . . . . . . . . . . . . . . 15
        Fraud Losses . . . . . . . . . . . . . . . . . . . . 16
        Independent. . . . . . . . . . . . . . . . . . . . . 16
        Initial Certificate Principal Balance. . . . . . . . 16
        Initial Monthly Payment Deposit. . . . . . . . . . . 16
        Insurance Proceeds . . . . . . . . . . . . . . . . . 16
        Insurer. . . . . . . . . . . . . . . . . . . . . . . 16
        Late Collections . . . . . . . . . . . . . . . . . . 16
        Liquidation Proceeds . . . . . . . . . . . . . . . . 16
        Loan-to-Value Ratio. . . . . . . . . . . . . . . . . 16
        Maturity Date. . . . . . . . . . . . . . . . . . . . 17
        Monthly Payment. . . . . . . . . . . . . . . . . . . 17
        Moody's. . . . . . . . . . . . . . . . . . . . . . . 17
        Mortgage . . . . . . . . . . . . . . . . . . . . . . 17
        Mortgage File. . . . . . . . . . . . . . . . . . . . 17
        Mortgage Loan Schedule . . . . . . . . . . . . . . . 17
        Mortgage Loans . . . . . . . . . . . . . . . . . . . 18
        Mortgage Note. . . . . . . . . . . . . . . . . . . . 18
        Mortgage Rate. . . . . . . . . . . . . . . . . . . . 18
        Mortgaged Property . . . . . . . . . . . . . . . . . 18
        Mortgagor. . . . . . . . . . . . . . . . . . . . . . 18
        Net Mortgage Rate. . . . . . . . . . . . . . . . . . 18
        Non-Primary Residence Loans. . . . . . . . . . . . . 19
        Non-United States Person . . . . . . . . . . . . . . 19
        Nonrecoverable Advance . . . . . . . . . . . . . . . 19
        Nonsubserviced Mortgage Loan . . . . . . . . . . . . 19
        Notional Amount. . . . . . . . . . . . . . . . . . . 19
        Officers' Certificate. . . . . . . . . . . . . . . . 19
        Opinion of Counsel . . . . . . . . . . . . . . . . . 19
        Original Senior Percentage . . . . . . . . . . . . . 19
        Outstanding Mortgage Loan. . . . . . . . . . . . . . 19
        Ownership Interest . . . . . . . . . . . . . . . . . 19
        Pass-Through Rate. . . . . . . . . . . . . . . . . . 20
        Paying Agent . . . . . . . . . . . . . . . . . . . . 20
        Percentage Interest. . . . . . . . . . . . . . . . . 20
        Permitted Investments. . . . . . . . . . . . . . . . 20
        Permitted Transferee . . . . . . . . . . . . . . . . 21
        Person . . . . . . . . . . . . . . . . . . . . . . . 21
        Pool Stated Principal Balance. . . . . . . . . . . . 21
        Pool Strip Rate. . . . . . . . . . . . . . . . . . . 22
        Prepayment Assumption. . . . . . . . . . . . . . . . 22
        Prepayment Distribution Percentage . . . . . . . . . 22
        Prepayment Distribution Trigger. . . . . . . . . . . 23
        Prepayment Interest Shortfall. . . . . . . . . . . . 24
        Prepayment Period. . . . . . . . . . . . . . . . . . 24
        Primary Insurance Policy . . . . . . . . . . . . . . 24
        Principal Prepayment . . . . . . . . . . . . . . . . 24
        Principal Prepayment in Full . . . . . . . . . . . . 24
        Program Guide. . . . . . . . . . . . . . . . . . . . 24
        Purchase Price . . . . . . . . . . . . . . . . . . . 24
        Qualified Substitute Mortgage Loan . . . . . . . . . 24
        Rating Agency. . . . . . . . . . . . . . . . . . . . 25
        Realized Loss. . . . . . . . . . . . . . . . . . . . 25
        Record Date. . . . . . . . . . . . . . . . . . . . . 26
        Regular Certificate. . . . . . . . . . . . . . . . . 26
        REMIC. . . . . . . . . . . . . . . . . . . . . . . . 26
        REMIC I. . . . . . . . . . . . . . . . . . . . . . . 26
        REMIC I Certificates . . . . . . . . . . . . . . . . 26
        REMIC II . . . . . . . . . . . . . . . . . . . . . . 26
        REMIC II Certificates. . . . . . . . . . . . . . . . 26
        REMIC Provisions . . . . . . . . . . . . . . . . . . 26
        REO Acquisition. . . . . . . . . . . . . . . . . . . 27
        REO Disposition. . . . . . . . . . . . . . . . . . . 27
        REO Imputed Interest . . . . . . . . . . . . . . . . 27
        REO Proceeds . . . . . . . . . . . . . . . . . . . . 27
        REO Property . . . . . . . . . . . . . . . . . . . . 27
        Request for Release. . . . . . . . . . . . . . . . . 27
        Required Insurance Policy. . . . . . . . . . . . . . 27
        Residential Funding. . . . . . . . . . . . . . . . . 27
        Responsible Officer. . . . . . . . . . . . . . . . . 27
        Security Agreement . . . . . . . . . . . . . . . . . 27
        Seller . . . . . . . . . . . . . . . . . . . . . . . 27
        Seller's Agreement . . . . . . . . . . . . . . . . . 27
        Senior Accelerated Distribution Percentage . . . . . 28
        Senior Percentage. . . . . . . . . . . . . . . . . . 28
        Senior Principal Distribution Amount . . . . . . . . 29
        Servicing Accounts . . . . . . . . . . . . . . . . . 29
        Servicing Advances . . . . . . . . . . . . . . . . . 29
        Servicing Fee. . . . . . . . . . . . . . . . . . . . 29
        Servicing Officer. . . . . . . . . . . . . . . . . . 29
        Special Hazard Amount. . . . . . . . . . . . . . . . 29
        Special Hazard Loss. . . . . . . . . . . . . . . . . 30
        Special Hazard Percentage. . . . . . . . . . . . . . 30
        Standard & Poor's. . . . . . . . . . . . . . . . . . 30
        Stated Principal Balance . . . . . . . . . . . . . . 30
        Subordinate Principal Distribution Amount. . . . . . 30
        Subserviced Mortgage Loan. . . . . . . . . . . . . . 31
        Subservicer. . . . . . . . . . . . . . . . . . . . . 31
        Subservicer Advance. . . . . . . . . . . . . . . . . 31
        Subservicing Account . . . . . . . . . . . . . . . . 31
        Subservicing Agreement . . . . . . . . . . . . . . . 31
        Subservicing Fee . . . . . . . . . . . . . . . . . . 31
        Tax Returns. . . . . . . . . . . . . . . . . . . . . 31
        Transfer . . . . . . . . . . . . . . . . . . . . . . 32
        Transferee . . . . . . . . . . . . . . . . . . . . . 32
        Transferor . . . . . . . . . . . . . . . . . . . . . 32
        Trust Fund . . . . . . . . . . . . . . . . . . . . . 32
        Uncertificated Accrued Interest. . . . . . . . . . . 32
        Uncertificated Notional Amount . . . . . . . . . . . 32
        Uncertificated Pass-Through Rate . . . . . . . . . . 32
        Uncertificated Principal Balance . . . . . . . . . . 33
        Uncertificated REMIC I Regular Interest W. . . . . . 33
        Uncertificated REMIC I Regular Interest X. . . . . . 33
        Uncertificated REMIC I Regular Interest Y. . . . . . 33
        Uncertificated REMIC I Regular Interests Z . . . . . 33
Uncertificated REMIC I Regular Interest Z Pool StripRate. .. 33
        Uncertificated REMIC I Regular Interests . . . . . . 34
        Uncertificated REMIC I Regular Interest W Distribution
                                           Amount. . . . . . 34
        Uncertificated REMIC I Regular Interest X Distribution
                                           Amount. . . . . . 34
        Uncertificated REMIC I Regular Interest Y Distribution
                                           Amount. . . . . . 34


        Uncertificated REMIC I Regular Interests Z Distribution
                                            Amounts. . . . . 34
        Uncertificated REMIC I Regular Interest Distribution
                                         Amounts . . . . . . 34
        Uncertificated REMIC II Regular Interests. . . . . . 34
        Uncertificated REMIC II Regular Interests Distribution
                                           Amounts . . . . . 34
        Underwriter. . . . . . . . . . . . . . . . . . . . . 34
        Uninsured Cause. . . . . . . . . . . . . . . . . . . 34
        United States Person . . . . . . . . . . . . . . . . 34
        Voting Rights. . . . . . . . . . . . . . . . . . . . 35

                       ARTICLE II

              CONVEYANCE OF MORTGAGE LOANS;
            ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01.  Conveyance of Mortgage Loans . . . . . . . 36
   Section 2.02.  Acceptance by Trustee. . . . . . . . . . . 40
   Section 2.03.  Representations, Warranties and Covenants of
                                 the Master Servicer and
                                 the Company. . . . . . . .  41
   Section 2.04.  Representations and Warranties of Sellers. 45
   Section 2.05.  Issuance of Certificates Evidencing Interests
                                            in REMIC I . . . 47
   Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC
                                  II Regular Interests;
                                  Acceptance by the Trustee. 47
   Section 2.07.  Issuance of Certificates Evidencing
                                        Interest in
                                        REMIC II. . .  . . . 48

                     ARTICLE III

            ADMINISTRATION AND SERVICING
                  OF MORTGAGE LOANS

   Section 3.01.  Master Servicer to Act as Servicer . . . . 49
   Section 3.02.  Subservicing Agreements Between Master Servicer
                  and Subservicers;
                  Enforcement of Subservicers' and Sellers'
                  Obligations. . . . . . . . . . . . . . . . 50
   Section 3.03.  Successor Subservicers . . . . . . . . . . 51
   Section 3.04.  Liability of the Master Servicer . . . . . 51
   Section 3.05.  No Contractual Relationship Between Subservicer
                  and Trustee or
                  Certificateholders . . . . . . . . . . . . 51
   Section 3.06.  Assumption or Termination of Subservicing
                  Agreements by Trustee. . . . . . . . . . . 52
   Section 3.07.  Collection of Certain Mortgage Loan Payments;
                  Deposits to Custodial Account. . . . . . . 52
   Section 3.08.  Subservicing Accounts; Servicing Accounts. 54
   Section 3.09.  Access to Certain Documentation and Information
                  Regarding the Mortgage Loans . . . . . . . 56
   Section 3.10.  Permitted Withdrawals from the Custodial
                  Account. . . . . . . . . . . . . . . . . . 56
   Section 3.11.  Maintenance of the Primary Insurance Policies;
                  Collections Thereunder . . . . . . . . . . 58
   Section 3.12.  Maintenance of Fire Insurance and Omissions and
                  Fidelity Coverage. . . . . . . . . . . . . 58
   Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption
                  and Modification
                  Agreements; Certain Assignments. . . . . . 60
   Section 3.14.  Realization Upon Defaulted Mortgage Loans. 62
   Section 3.15.  Trustee to Cooperate; Release of Mortgage
                  Files. .. . . . . . . . . . .  . . . . . . 64
   Section 3.16.  Servicing and Other Compensation;
                  Compensating Interest. . . . . . . . . . . 65
   Section 3.17.  Reports to the Trustee and the Company . . 66
   Section 3.18.  Annual Statement as to Compliance. . . . . 66
   Section 3.19.  Annual Independent Public Accountants'
                  Servicing Report. . . . . . . . . .  . . . 67
   Section 3.20.  Rights of the Company in Respect of
                  the Master Servicer. . . . . . . . . . . . 67
   Section 3.21.  Administration of Buydown Funds. . . . . . 68

                         ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS

   Section 4.01.  Certificate Account. . . . . . . . . . . . 69
   Section 4.02.  Distributions. . . . . . . . . . . . . . . 69
   Section 4.03.  Statements to Certificateholders . . . . . 75
   Section 4.04.  Distribution of Reports to the Trustee
                  and the Company; Advances by
                  the Master Servicer. . . . . . . . . . . . 77
   Section 4.05.  Allocation of Realized Losses. . . . . . . 79
   Section 4.06.  Reports of Foreclosures and Abandonment of
                  Mortgaged Property. . . . . . . . . . . .  80
   Section 4.07.  Optional Purchase of Defaulted
                  Mortgage Loans. . . . . . . . . . . .  . . 80
   Section 4.08.  Distributions on the Uncertificated
                  REMIC I and REMIC II Regular

                  Interests.. . . . . . . . .  . . . . . . . 80

                       ARTICLE V

                   THE CERTIFICATES

   Section 5.01.  The Certificates . . . . . . . . . . . . . 82
   Section 5.02.  Registration of Transfer and Exchange of
                  Certificates. . . . . . . . . . .  . . . . 84
   Section 5.03.  Mutilated, Destroyed, Lost or Stolen
                  Certificates. . . . . . . . .. . . . . . . 88
   Section 5.04.  Persons Deemed Owners. . . . . . . . . . . 88
   Section 5.05.  Appointment of Paying Agent. . . . . . . . 89
   Section 5.06.  Optional Purchase of Certificates. . . . . 89

                       ARTICLE VI

         THE COMPANY AND THE MASTER SERVICER

   Section 6.01.  Respective Liabilities of the Company and the
                  Master Servicer. . . . . . . . . . . . . . 91
   Section 6.02.  Merger or Consolidation of the Company
                  or the Master Servicer;
                  Assignment of Rights and Delegation
                  of Dutiesby Master Servicer. . . . . . . . 91
   Section 6.03.  Limitation on Liability of the Company,
                  the Master Servicer and Others . . . . . . 92
   Section 6.04.  Company and Master Servicer Not to Resign. 93

                      ARTICLE VII

                        DEFAULT

   Section 7.01.  Events of Default. . . . . . . . . . . . . 94
   Section 7.02.  Trustee or Company to Act; Appointment of. 96
   Section 7.03.  Notification to Certificateholders . . . . 96
   Section 7.04.  Waiver of Events of Default. . . . . . . . 97

                      ARTICLE VIII

                  CONCERNING THE TRUSTEE

   Section 8.01.  Duties of Trustee. . . . . . . . . . . . . 98
   Section 8.02.  Certain Matters Affecting the Trustee. . ..100
   Section 8.03.  Trustee Not Liable for Certificates
                  or Mortgage Loans. . . . . . . . .. . . . .101
   Section 8.04.  Trustee May Own Certificates . . . . . . ..101
   Section 8.05.  Master Servicer to Pay Trustee's Fees and
                  Expenses; Indemnification. . . . . . . . ..101
   Section 8.06.  Eligibility Requirements for Trustee . . ..102
   Section 8.07.  Resignation and Removal of the Trustee . ..103
   Section 8.08.  Successor Trustee. . . . . . . . . . . . ..104
   Section 8.09.  Merger or Consolidation of Trustee . . . ..104
   Section 8.10.  Appointment of Co-Trustee or
                  Separate Trusee. . . . . . . . . . .  . . .105
   Section 8.11.  Appointment of Custodians. . . . . . . . ..106
   Section 8.12.  Appointment of Office or Agency. . . . . ..106

                      ARTICLE IX

                     TERMINATION

   Section 9.01.  Termination Upon Purchase by the Master
                  Servicer or the Company or
                  Liquidation of All Mortgage Loans. . . . . 107
   Section 9.02.  Termination of REMIC II. . . . . . . . . . 109
   Section 9.03.  Additional Termination Requirements. . . . 109

                      ARTICLE X

                   REMIC PROVISIONS

   Section 10.01. REMIC Administration . . . . . . . . . . ..111
   Section 10.02. Master Servicer and
                  Trustee Indemnification. . .  . . . . . . .114

                      ARTICLE XI

                MISCELLANEOUS PROVISIONS

   Section 11.01. Amendment. . . . . . . . . .. . . . . . . .115
   Section 11.02. Recordation of Agreement; Counterparts . . 117
   Section 11.03. Limitation on Rights of Certificateholders 118
   Section 11.04. Governing Law. . . . . . . . . . . . . . . 118
   Section 11.05. Notices. . . . . . . . . . . . . . . . . . 119
   Section 11.06. Notices to Rating Agency . . . . . . . . . 119
   Section 11.07. Severability of Provisions . . . . . . . . 120
   Section 11.08. Supplemental Provisions
                  for Resecuritization. . . . . . . . . . . .120

                          EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Custodial Agreement
Exhibit One:      Form of Custodian Initial Certification
Exhibit Two:      Form of Custodian Interim Certification
Exhibit Three:    Form of Custodian Final Certification
Exhibit F:        Mortgage Loan Schedule
Exhibit G:        Form of Seller/Servicer Contract
Exhibit H:        Forms of Request for Release
Exhibit I-1:      Form of Transfer Affidavit and Agreement
Exhibit I-2:      Form of Transferor Certificate
Exhibit J:        Form of Investor Representation Letter
Exhibit K:        Form of Transferor Representation Letter
Exhibit L:        Form of Rule 144A Investment Representation
                  Letter
Exhibit M:        Text of Amendment to Pooling and Servicing
                  Agreement Pursuant to Section
                  12.01(e) for a Limited Guaranty
Exhibit N:        Form of Limited Guaranty
Exhibit O:        Form of Lender Certification for Assignment of
                  Mortgage Loan

                  This Pooling and Servicing Agreement, effective as of May 1, 1995, among RESIDENTIAL
                  FUNDING MORTGAGE SECURITIES I, INC., as the

                  company (together with its permitted successors

                  and assigns, the "Company"),
                  RESIDENTIAL FUNDING CORPORATION, as
                  master servicer (together with its
                  permitted successors and assigns, the "Master

                  Servicer"), and
                  THE FIRST NATIONAL BANK OF CHICAGO,
                  as trustee (together with its permitted

                  successors and assigns,
                  the "Trustee"),

              PRELIMINARY STATEMENT:

             The Company intends to sell mortgage pass-through certificates (collectively, the
"Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the
Mortgage Loans but excluding the Initial Monthly Payment Deposit), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." 2 partial undivided beneficial ownership interests in each of the Mortgage Loans and 379 partial undivided beneficial ownership interests, each representing an interest in one Mortgage Loan equal to the Pool Strip Rate (as defined herein) for such Mortgage
Loan (the "Uncertificated REMIC I Regular Interests"), will represent ownership of "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law.
A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the Master Servicer will make a separate REMIC election with respect thereto. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular
Interests will represent ownership of "regular interests" in REMIC II, and the Class R-II
Certificates will be the sole class of "residual interests" therein for purposes of the REMIC
Provisions (as defined herein) under federal income tax law. The Class A-6 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular
Interests.

             The following table sets forth the designation, type, Pass-Through Rate, aggregate
Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.




Designation    Type       Pass-
                         Through
                          Rate         Aggregate
                                         Initial
                                       Certificate
                                        Principal
                                         Balance


Class A-1      Senior      7.65 %      $ 42,847,629.00

Class A-2      Senior      8.0         $ 20,646,342.00

Class A-3      Senior      8.0         $ 10,027,461.00

Class A-4      Senior      8.0         $ 21,739,268.00

Class A-5      Senior      0.35        $ 0.00

Class A-6      Senior      Variable    $ 0.00
                           Rate
Class R-I      Residual/   8.0         $ 100.00
                Senior
Class R-II     Residual/   8.0         $ 100.00
                Senior
Class M-1      Mezzanine   8.0         $ 2,809,400.00

Class M-2      Mezzanine   8.0         $ 1,277,000.00

Class M-3      Mezzanine   8.0         $ 1,277,000.00

Class B-1      Subordinate 8.0         $ 613,000.00

Class B-2      Subordinate 8.0         $ 408,600.00

Class B-3      Subordinate 8.0         $ 510,571.55


Designation   Features   Maturity         Initial Ratings
                           Date              S&P     Fitch

Class A-1    Senior      May 25, 2025       AAA     AAA

Class A-2    Senior      May 25, 2025       AAA     AAA

Class A-3    Senior      May 25, 2025       AAA     AAA

Class A-4    Senior      May 25, 2025       AAA     AAA

Class A-5    Fixed       May 25, 2025       AAAr    AAA
             Strip
Class A-6    Stripped    May 25, 2025       AAAr    AAA
             Interests
Class R-I    Residual    May 25, 2025       AAA     AAA


Class R-II   Residual    May 25, 2025       AAA     AAA

Class M-1    Mezzanine   May 25, 2025       AA      N/A

Class M-2    Mezzanine   May 25, 2025       N/A     A

Class M-3    Mezzanine   May 25, 2025       N/A     BBB

Class B-1    Subordinate May 25, 2025       N/A     BB

Class B-2    Subordinate May 25, 2025       B       N/A

Class B-3    Subordinate May 25, 2025       N/A     N/A





                                  The Mortgage Loans have an
aggregate Cut-off Date
Principal Balance equal to $102,156,471.55. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

                                  In consideration of the mutual
agreements herein
contained, the Company, the Master Servicer and the Trustee agree as follows:
                            ARTICLE I

                           DEFINITIONS

                                  Section 1.01.  Definitions.

                                  Whenever used in this
Agreement, the following words and
phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                                  Accrued Certificate Interest:
With respect to each
Distribution Date, as to any Class A Certificate (other than the Class A-5 Certificates and the Class A-6 Certificates), any Class M
Certificate, any Class B Certificate or any Class R Certificate, one month's interest at the related Pass-Through Rate on the Certificate
Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-5
Certificates and the Class A-6 Certificates, one month's interest at the Pass-Through Rate on the related Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and
(iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class
B Certificates or Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage
Rate) of Realized Losses that are allocated solely to such Class of
Class B Certificates or Class M Certificates pursuant to Section
4.05.

                                  Adjusted Mortgage Rate:  With
respect to any Mortgage
Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related
Subservicing Fee accrues.

                                  Advance:  As to any Mortgage
Loan, any advance made by
the Master Servicer, pursuant to Section 4.04.

                                  Affiliate:  With respect to any
Person, any other Person
controlling, controlled by or under common control with such first
Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                                  Agreement:  This Pooling and
Servicing Agreement and all
amendments hereof and supplements hereto.

                                  Amount Held for Future
Distribution:  As to any
Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

                                  Appraised Value:  As to any
Mortgaged Property, the
lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

                                  Assignment:  An assignment of
the Mortgage, notice of
transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

                                  Assignment Agreement:  The
Assignment and Assumption
Agreement, dated as of May 30, 1995, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage
Loans.

                                  Assignment of Proprietary
Lease:  With respect to a
Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

                                  Available Distribution Amount:
As to any Distribution
Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 2.01(f), (v) any amount deposited in the Certificate Account pursuant to Section 4.07 and
(vi) any amount deposited in the Certificate Account pursuant to
Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

                                  Bankruptcy Amount:  As of any
date of determination, an
amount equal to the excess, if any, of (A) $100,000.00 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05.

                                  The Bankruptcy Amount may be
further reduced by the
Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the
Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such
Certificates as of the Closing Date by such Rating Agency and
(ii)
provide a copy of such written confirmation to the Trustee.

                                  Bankruptcy Code:  The
Bankruptcy Code of 1978, as
amended.

                                  Bankruptcy Loss:  With respect
to any Mortgage Loan, a
Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

                                  Book-Entry Certificate:  Any
Certificate registered in
the name of the Depository or its nominee.

                                  Business Day:  Any day other
than (i) a Saturday or a
Sunday or (ii) a day on which banking institutions in the State of
New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

                                  Buydown Funds:  Any amount
contributed by the seller of
a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

                                  Buydown Mortgage Loan:  Any
Mortgage Loan as to which a
specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

                                  Cash Liquidation:  As to any
defaulted Mortgage Loan
other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                                  Certificate:  Any Class A
Certificate, Class M
Certificate, Class B Certificate or Class R Certificate.

                                  Certificate Account:  The
account or accounts created
and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1995-S8" and which must be an Eligible Account.

                                  Certificate Account Deposit
Date:  As to any
Distribution Date, the Business Day prior thereto.

                                  Certificateholder or Holder:
The Person in whose name
a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purpose hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                                  Certificate Owner:  With
respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

                                  Certificate Principal Balance:
With respect to each
Class A Certificate (other than a Class A-5 Certificate or Class
A-6
Certificate) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section
4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M
Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of
(x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section
4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate
(or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The
Class A-5 Certificates and Class A-6 Certificates have no Certificate Principal Balance.

                                  Certificate Register and
Certificate Registrar:  The
register maintained and the registrar appointed pursuant to Section
5.02.

                                  Class:  Collectively, all of
the Certificates bearing
the same designation.

                                  Class A Certificate:  Any one
of the Class A-1, Class A-
2, Class A-3, Class A-4, Class A-5 or Class A-6 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-6 Certificates) evidencing an interest designated as a "regular interest" in REMIC
II for purposes of the REMIC Provisions. The Class A-6 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular Interests.

                                  Class B Certificate:  Any one
of the Class B-1, Class B-
2, or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC
Provisions.

                                  Class B Percentage:  The Class
B-1 Percentage, Class B-2
Percentage and the Class B-3 Percentage.

                                  Class B-1 Percentage:  With
respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date.

                                  Class B-1 Prepayment
Distribution Trigger:  With respect
to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class
B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.50%.

                                  Class B-2 Percentage:  With
respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date.

                                  Class B-2 Prepayment
Distribution Trigger:  With respect
to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date is greater than or equal to 0.90%.

                                  Class B-3 Percentage:  With
respect to any Distribution
Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage
Loans (or related REO Properties) immediately prior to such Distribution Date.

                                  Class B-3 Prepayment
Distribution Trigger:  With respect
to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate
Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.50%.

                                  Class M Certificate:  Any one
of the Class M-1
Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in REMIC
II for purposes of the REMIC Provisions.

                                  Class M Percentage:  The Class
M-1 Percentage, Class M-2
Percentage and Class M-3 Percentage.

                                  Class M-1 Percentage:  With
respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date.

                                  Class M-2 Percentage:  With
respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date.

                                  Class M-2 Prepayment
Distribution Trigger: With respect
to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class
M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and
Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date is greater than or equal to 4.00%.

                                  Class M-3 Percentage: With
respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date.

                                  Class M-3 Prepayment
Distribution Trigger: With respect
to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class
B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate
Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.75%.

                                  Class R Certificate:  Any one
of the Class R-I
Certificates or Class R-II Certificates.

                                  Class R-I Certificate:  Any one
of the Class R-I
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

                                  Class R-II Certificate:  Any
one of the Class R-II
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

                                  Closing Date:  May 30, 1995.

                                  Code:  The Internal Revenue
Code of 1986.

                                  Compensating Interest:  With
respect to any Distribution
Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

                                  Cooperative:  A private,
cooperative housing corporation
organized under the laws of, and headquartered in, the State of New
York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of
Cooperative Stock.

                                  Cooperative Apartment:  A
dwelling unit in a multi-
dwelling building owned or leased by a Cooperative, which unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

                                  Cooperative Lease:  With
respect to a Cooperative Loan,
the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

                                  Cooperative Loans:  Any of the
Mortgage Loans made in
respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease,
(iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust
Fund.

                                  Cooperative Stock:  With
respect to a Cooperative Loan,
the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

                                  Cooperative Stock Certificate:
With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

                                  Corporate Trust Office:  The
principal office of the
Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
Attention: Residential Funding Corporation Series 1995-S8.

                                  Credit Support Depletion Date:
The first Distribution
Date on which the Senior Percentage equals 100%.

                                  Curtailment:  Any Principal
Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

                                  Custodial Account:  The
custodial account or accounts
created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

                                  Custodial Agreement:  An
agreement that may be entered
into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

                                  Custodian:  A custodian
                                  appointed pursuant to a
                                  Custodial Agreement.

                                  Cut-off Date: May 1, 1995.

                                  Cut-off Date Principal Balance:

As to any Mortgage
Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

                                  Debt Service Reduction:  With
respect to any Mortgage
Loan, a reduction in the scheduled Monthly Payment for such Mortgage
Loan by a court of competent jurisdiction in a proceeding under the
Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                                  Deficient Valuation:  With
respect to any Mortgage Loan,
a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                                  Definitive Certificate:  Any
definitive, fully
registered Certificate.

                                  Deleted Mortgage Loan:  A
Mortgage Loan replaced or to
be replaced with a Qualified Substitute Mortgage Loan.

                                  Depository:  The Depository
Trust Company, or any
successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3)
of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section
17A of the Securities Exchange Act of 1934, as amended.

                                  Depository Participant:  A
broker, dealer, bank or other
financial institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                                  Destroyed Mortgage Note:  A
Mortgage Note the original
of which was permanently lost or destroyed and has not been replaced.

                                  Determination Date:  With
respect to any Distribution
Date, the 20th day (or if such 20th day is not a Business Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

                                  Disqualified Organization:  Any
organization defined as
a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United
States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in
Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the
Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I, REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R
Certificate to such Person. The terms "United States," "State" and
"international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                                  Distribution Date:  The 25th
day of any month beginning
in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the
Business Day immediately following such 25th day.

                                  Due Date:  With respect to any
Distribution Date, the
first day of the month in which such Distribution Date occurs.

                                  Due Period:  With respect to
any Distribution Date, the
period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

                                  Duff & Phelps:  Duff & Phelps
Credit Rating Co. or its
successor in interest.

                                  Eligible Account:  An account
that is any of the
following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such
Rating Agency).

                                  Event of Default:  As defined
in Section 7.01.

                                  Excess Bankruptcy Loss:  Any
Bankruptcy Loss, or portion
thereof, which exceeds the then applicable Bankruptcy Amount.

                                  Excess Fraud Loss:  Any Fraud
Loss, or portion thereof,
which exceeds the then applicable Fraud Loss Amount.

                                  Excess Special Hazard Loss:
Any Special Hazard Loss, or
portion thereof, that exceeds the then applicable Special Hazard
Amount.

                                  Excess Subordinate Principal
Amount:  With respect to
any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the amount, if any, by which (i) the aggregate amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date is greater than (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date.

                                  Extraordinary Events:  Any of
the following conditions
with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage
Loan:

                           (a) losses that are of a
                               type that would be covered by
                               the fidelity bond and the errors

                               and omissions insurance policy

                               required to be maintained
                               pursuant to Section 3.12
                               (b)but are in excess of the

                               coverage

                               maintained thereunder;

                           (b) nuclear reaction or
                               nuclear radiation or
                               radioactive contamination, all

                               whether controlled or
                               uncontrolled, and whether such

                               loss be direct or indirect,
                               proximate or remote or be in whole

                               or in part caused by,
                               contributed to or aggravated by a
                               peril covered by the
                               definition of the term "Special

                               Hazard Loss";

                           (c) hostile or warlike
                               action in time of peace or war,
                               including action in hindering,
                               combatting or defending
                               against an actual, impending or
                               expected attack:

                   1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces;or

                   2.   by military, naval or air forces; or

                   3.   by an agent of any such government,

                        power, authority or forces;

                           (d) any weapon of war
                               employing atomic fission or
                               radioactive force whether in time
                               of peace or war; or

                           (e) insurrection,
                               rebellion, revolution, civil war,
                               usurped power or action taken by
                               governmental authority in
                               hindering, combatting or defending
                               against such an
                               occurrence, seizure or destruction
                               under quarantine or
                               customs regulations, confiscation

                               by order of any government
                               or public authority; or risks of
                               contraband or illegal
                               transportation or trade.

                Extraordinary Losses:  Any loss incurred on a

                                       Mortgage Loan caused by or
                                       resulting from an

                                       Extraordinary Event.

                FDIC:  Federal Deposit
                       Insurance Corporation or any
                       successor thereto.

                FHLMC: Federal Home Loan
                       Mortgage Corporation, a
                       corporate instrumentality of the United

                       States created and existing
                       under Title III of the Emergency Home

                       Finance Act of 1970, as
                       amended, or any successor thereto.

                                  Final Distribution Date:  The
Distribution Date on which
the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

                                  Fitch:  Fitch Investors
Service, Inc. or its successor
in interest.

                                  FNMA:  Federal National
Mortgage Association, a
federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter
Act, or any successor thereto.

                                  Foreclosure Profits:  As to any
Distribution Date or
related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related
Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

                                  Fraud Loss Amount:  As of any
date of determination
after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.0% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud
Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.0% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

                                  The Fraud Loss Amount may be
further reduced by the
Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the
Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such
Certificates as of the Closing Date by such Rating Agency and
(ii)
provide a copy of such written confirmation to the Trustee.

                                  Fraud Losses:  Losses on
Mortgage Loans as to which
there was fraud in the origination of such Mortgage Loan.

                                  Independent:  When used with
respect to any specified
Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                                  Initial Certificate Principal
Balance:  With respect to
each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

                                  Initial Monthly Payment
Deposit:  As defined in Section
2.01(f).

                                  Insurance Proceeds:  Proceeds
paid in respect of the
Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any
Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

                                  Insurer:  Any named insurer
under any Primary Insurance
Policy or any successor thereto or the named insurer in any replacement policy.

                                  Late Collections:  With respect
to any Mortgage Loan,
all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                                  Liquidation Proceeds:  Amounts
(other than Insurance
Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

                                  Loan-to-Value Ratio:  As of any
date, the fraction,
expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

                                  Maturity Date:  The latest
possible maturity date,
solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II (other than the Class A-6 Certificates) and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest (other than each Uncertificated REMIC I Regular Interest Z) would be reduced to zero, which is May 25, 2025, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The Maturity Date for each Uncertificated REMIC I Regular Interest Z and Uncertificated REMIC II Regular Interest is the Distribution Date related to the maturity date for the related
Mortgage Loan.

                                  Monthly Payment:  With respect
to any Mortgage Loan
(including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

                                  Moody's:  Moody's Investors
Service, Inc., or its
successor in interest.

                                  Mortgage:  With respect to each
Mortgage Note related to
a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

                                  Mortgage File:  The mortgage
documents listed in Section
2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this
Agreement.

                                  Mortgage Loan Schedule:  The
list of the Mortgage Loans
attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

                       (i) the Mortgage Loan
                           identifying number ("RFC LOAN #");

                      (ii) the street address of the
                           Mortgaged Property
                           including state and zip code
                           ("ADDRESS");

                      iii)   the maturity of the Mortgage
                             Note ("MATURITY DATE");

                      (iv)   the Mortgage Rate ("ORIG RATE");

                       (v)   the Subservicer pass-through
                             rate ("CURR NET");

                      (vi)   the Net Mortgage Rate ("RFC
                             NET RATE");

                     (vii)   the Pool Strip Rate("STRIP");

                    (viii)   the initial scheduled
                             monthly payment of
                             principal, if any, and
                             interest ("ORIGINAL P & I");

                      (ix)   the Cut-off Date Principal
                             Balance ("PRINCIPAL BAL");

                       (x)   the Loan-to-Value Ratio at
                             origination ("LTV");

                      (xi)   the rate at which the
                             Subservicing Fee accrues
                             ("SUBSERV FEE");

                             (xii)   a code "T," "BT" or "CT"
                             under the column "LN
                             FEATURE," indicating that
                             the Mortgage Loan is
                             secured by a second or
                             vacation residence;

                    (xiii)   a code "N" under the column
                             "OCCP CODE,"
                             indicating that the Mortgage
                             Loan is secured by a
                             non-owner occupied
                             residence; and

                     (xiv)   the rate at which the
                             Servicing Fee accrues
                             ("MSTR SERV FEE").

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

                                  Mortgage Loans:  Such of the
mortgage loans transferred
and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the
Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related
Mortgage Note, Security Agreement, Assignment of Proprietary
Lease,
Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each
Mortgage Loan other than a Cooperative Loan, each related
Mortgage
Note, Mortgage and Mortgage File and all rights appertaining thereto.

                                  Mortgage Note:  The originally
executed note or other
evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

                                  Mortgage Rate:  As to any
Mortgage Loan, the interest
rate borne by the related Mortgage Note, or any modification thereto.

                                  Mortgaged Property:  The
                                   underlying real property
                                   securing a Mortgage Loan.

                                  Mortgagor:  The obligor on a
                                              Mortgage Note.

                                  Net Mortgage Rate:  As to each
Mortgage Loan, a per
annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

                                  Non-Primary Residence Loans:
The Mortgage Loans
designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

                              Non-United States Person:  Any
                              Person other than a United States

                              Person.

                                  Nonrecoverable Advance:  Any
Advance previously made or
proposed to be made by the Master Servicer in respect of a Mortgage
Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master
Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof.

                                  Nonsubserviced Mortgage Loan:
Any Mortgage Loan that,
at the time of reference thereto, is not subject to a Subservicing
Agreement.

                                  Notional Amount:  As of any
Distribution Date, with
respect to the Class A-5 Certificates, an amount equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates. As of any Distribution Date, with respect to the Class A-6 Certificates, an amount equal to the aggregate Certificate
Principal Balance of all Classes of Certificates immediately prior to such date.

                                  Officers' Certificate:  A
certificate signed by the
Chairman of the Board, the President or a Vice President or Assistant Vice President, and by the Treasurer, the Director, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

                                  Opinion of Counsel:  A written
opinion of counsel
acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

                                  Original Senior Percentage:
93.25%, which is the
fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates and Class R Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans.

                                  Outstanding Mortgage Loan:  As
to any Due Date, a
Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

                                  Ownership Interest:  As to any
Certificate, any
ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                                  Pass-Through Rate:  With
respect to the Class A
Certificates (other than the Class A-6 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any
Distribution Date, the per annum rate set forth in the
Preliminary
Statement hereto. With respect to the Class A-6 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage
Loans in the Trust Fund as of the Due Date in the month
immediately
preceding the month in which such Distribution Date occurs,
weighted
on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated
Principal Balances of such Mortgage Loans, at the close of
business
on the immediately preceding Distribution Date after giving
effect
to the distributions thereon allocable to principal (or, in the case
of the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-6 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.8939%
per annum.

                                  Paying Agent:  The First
National Bank of Chicago or any
successor Paying Agent appointed by the Trustee.

                                  Percentage Interest:  With
respect to any Certificate
(other than a Class A-5, Class A-6 or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class
A-5, Class A-6 or Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

                                  Permitted Investments:  One or
more of the following:

             (i)   obligations of or guaranteed as to principal

                   and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;
            (ii)   repurchase agreements on
                   obligations specified in
                   clause (i) maturing not more than one
                   month from the date of
                   acquisition thereof, provided that the
                   unsecured obligations
                   of the party agreeing to repurchase
                   such obligations are at
                   the time rated by each Rating Agency
                   in its highest short-term rating available;

           (iii)   federal funds, certificates
                   of deposit, demand
                   deposits, time deposits and bankers'
                   acceptances (which
                   shall each have an original maturity
                   of not more than 90
                   days and, in the case of bankers'
                   acceptances, shall in no
                   event have an original maturity of
                   more than 365 days or a
                   remaining maturity of more than 30
                   days) denominated in
                   United States dollars of any U.S.
                   depository institution or
                   trust company incorporated under the
                   laws of the United
                   States or any state thereof or of any
                   domestic branch of a
                   foreign depository institution or
                   trust company; provided
                   that the debt obligations of such
                   depository institution or
                   trust company (or, if the only Rating
                   Agency is Standard & Poor's, in the case of

                   the principal depository institution
                   in a depository institution holding
                   company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each
                   Rating Agency in its highest
                   short-term rating available;
                   and provided further that, if the only
                   Rating Agency is
                   Standard & Poor's and if the
                   depository or trust company is
                   a principal subsidiary of a bank
                   holding company and the
                   debt obligations of such subsidiary
                   are not separately
                   rated, the applicable rating shall be
                   that of the bank
                   holding company; and, provided further
                   that, if the original
                   maturity of such short-term
                   obligations of a domestic branch
                   of a foreign depository institution or
                   trust company shall
                   exceed 30 days, the short-term rating
                   of such institution
                   shall be A-1+ in the case of Standard
                   & Poor's if Standard
                   & Poor's is the Rating Agency;

            (iv)   commercial paper (having
                   original maturities of
                   not more than 365 days) of any
                   corporation incorporated
                   under the laws of the United States or
                   any state thereof
                   which on the date of acquisition has
                   been rated by each
                   Rating Agency in its highest
                   short-term rating available;
                   provided that such commercial paper
                   shall have a remaining
                   maturity of not more than 30 days;

             (v)   a money market fund or a
                   qualified investment fund
                   rated by each Rating Agency in its
                   highest long-term rating
                   available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any
                   Class of Certificates by such Rating
                   Agency below the lower
                   of the then-current rating or the
                   rating assigned to such
                   Certificates as of the Closing Date by
                   such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or
(2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard& Poor's, P-1 in the case of Moody's, either
A-1 by Standard & Poor's,
P-1 by Moody's or F-1 by Fitch in the case of Fitch.

                                  Permitted Transferee:  Any
Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United
States Person.

                                  Person:  Any individual,
corporation, partnership, joint
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                  Pool Stated Principal Balance:
As to any date of
determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due
Date in the month preceding the month of such date of determination.

                                  Pool Strip Rate:  With respect
to each Mortgage Loan,
the rate per annum designated on the Mortgage Loan Schedule as the
"STRIP" for such Mortgage Loan.  For purposes of the definition of
Qualified Substitute Mortgage Loan, Pool Strip Rate is the excess of
the Net Mortgage Rate over 8.00% per annum (but not less than
0.00%
per annum).

                                  Prepayment Assumption:  A
prepayment assumption of 265%
of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

                                  Prepayment Distribution
Percentage:  With respect to any
Distribution Date and each Class of Class M Certificates and
Class
B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

                         (i)     For any Distribution
                                 Date on which the
                                 Class M-1 Certificates
                                 are outstanding and
                                 prior to the later to
                                 occur of (x) the
                                 Distribution Date in
                                 June 2002 and (y) the
                                 Distribution Date on
                                 which the sum of the
                                 Class M-2, Class M-3,
                                 Class B-1, Class B-2
                                 and Class B-3
                                 Percentages (before taking
                                 into account such
                                 month's distribution)
                                 equals or exceeds
                                 8.00%:

                                 (a)  in the case
                                  of the Class M-1
                                  Certificates, 100%; and

                                 (b)  in the case
                                  of each other Class
                                  of Class M
                                  Certificates and
                                  each Class of
                                  Class B
                                  Certificates,
                                  0%.

                                  (ii)     For any
                                  Distribution Date
                                  not described in
                                  clause (i) above:

                                  (a)  in the case
                                  of the Class of
                                  Class M
                                  Certificates then
                                  outstanding
                                  with the lowest
                                  numerical
                                  designation, or in
                                  the event the
                                  Class M
                                  Certificates
                                  are no longer
                                  outstanding,
                                  the Class of Class B

                             Certificates then outstanding
                             with the lowest numerical
                             designation and each other
                             Class of Class M Certificates
                             and Class B Certificates for
                             which the related Prepayment
                             Distribution Trigger has been
                             satisfied, a fraction,
                             expressed as a percentage, the
                             numerator of which is the
                             Certificate Principal Balance
                             of such Class immediately prior
                             to such date and the
                             denominator of which is the sum
                             of the Certificate Principal
                             Balances immediately prior to
                             such date of (1) the Class of
                             Class M Certificates then
                             outstanding with the lowest
                             numerical designation, or in
                             the event the Class M
                             Certificates are no longer
                             outstanding, the Class of Class B
                             Certificates then outstanding
                             with the lowest numerical
                             designation and (2) all other
                             Classes of Class M Certificates
                             and Class B Certificates for
                             which the respective Prepayment
                             Distribution Triggers have been
                             satisfied; and (b)  in the case
                             of each other Class
                             of Class M Certificates and
                             Class B Certificates for which
                             the Prepayment Distribution
                             Triggers have not been
                             satisfied, 0%.

                   (iii)     Notwithstanding
                             the foregoing, if the
                             application of the foregoing

                             percentages on any Distribution
                             Date as provided in
                             Section 4.02 (determined without

                             regard to the proviso to the
                             definition of "Subordinate
                             Principal Distribution
                             Amount") would result in a

                             distribution in respect of
                             principal of any Class or
                             Classes of Class M
                             Certificates and Class B
                             Certificates in an
                             amount greater than the
                             remaining Certificate Principal

                             Balance thereof (any such
                             class, a "Maturing
                             Class"), then: (a)
                             the Prepayment Distribution
                             Percentage of each Maturing
                             Class shall be
                             reduced to a level that,
                             when applied as
                             described above, would
                             exactly reduce the
                             Certificate Principal
                             Balance of such
                             Class to zero; (b) the
                             Prepayment
                             Distribution Percentage of each
                             other Class of
                             Class M Certificates and
                             Class B
                             Certificates (any such Class, a
                             "Non-Maturing
                             Class") shall be recalculated
                             in accordance with
                             the provisions in
                             paragraph (ii)
                             above, as if the Certificate
                             Principal Balance
                             of each Maturing Class
                             had been reduced
                             to zero (such percentage
                             as recalculated,
                             the "Recalculated
                             Percentage"); (c)
                             the total amount of the
                             reductions in the
                             Prepayment Distribution
                             Percentages of the
                             Maturing Class or
                             Classes pursuant
                             to clause (a) of this
                             sentence,
                             expressed as an aggregate
                             percentage, shall
                             be allocated among the
                             Non-Maturing
                             Classes in proportion to their
                             respective
                             Recalculated Percentages (the
                             portion of such
                             aggregate reduction so
                             allocated to any
                             Non-Maturing Class, the
                             "Adjustment
                             Percentage"); and (d) for
                             purposes of such
                             Distribution Date, the
                             Prepayment
                             Distribution Percentage of each
                             Non-Maturing Class
                             shall be equal to the
                             sum of (1) the
                             Prepayment Distribution
                             Percentage
                             thereof, calculated in
                             accordance with
                             the provisions in paragraph
                             (ii) above as if
                             the Certificate Principal
                             Balance of each
                             Maturing Class had not been
                             reduced to zero,
                             plus (2) the related
                             Adjustment
                             Percentage.

                                  Prepayment Distribution
Trigger:  The Class M-2
Prepayment Distribution Trigger, Class M-3 Prepayment
Distribution
Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2
Prepayment Distribution Trigger or Class B-3 Prepayment
Distribution
Trigger.

                                  Prepayment Interest Shortfall:
As to any Distribution
Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

                                  Prepayment Period:  As to any
Distribution Date, the
calendar month preceding the month of distribution.

                                  Primary Insurance Policy:  Each
primary policy of
mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

                                  Principal Prepayment:  Any
payment of principal or other
recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

                                  Principal Prepayment in Full:
Any Principal Prepayment
made by a Mortgagor of the entire principal balance of a Mortgage
Loan.

                                  Program Guide:  Collectively,
the Seller Guide and the
Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

                                  Purchase Price:  With respect
to any Mortgage Loan (or
REO Property) required to be purchased on any date pursuant to
Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of
(i)
100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated
Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

                                  Qualified Substitute Mortgage
Loan:  A Mortgage Loan
substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i)
have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the
Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip
Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool
Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-6 Certificates and
(ii) the excess of the Pool Strip Rate on such Qualified
Substitute
Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage
Loan shall be payable to the Class R-I Certificates pursuant to
Section 4.02 hereof.

                                  Rating Agency:  Fitch and
Standard & Poor's, with
respect to the Class A Certificates and Class R Certificates, Standard & Poor's with respect to the Class M-1 and Class B-2 Certificates and Fitch with respect to the Class M-2, Class M-3 and
Class B-1 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the
Company, notice of which designation shall be given to the Trustee and the Master Servicer.

                                  Realized Loss:  With respect to
each Mortgage Loan (or
REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and
REO Imputed Interest, if any) at the Net Mortgage Rate from the Due
Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash
Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus
(iii) the proceeds, if any, received during the month in which such
Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or
Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service
Reduction.

                                  Record Date:  With respect to
each Distribution Date,
the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

                                  Regular Certificate:  Any of
the Certificates other than
a Class R-I Certificate or Class R-II Certificate.

                                  REMIC:  A "real estate mortgage
investment conduit"
within the meaning of Section 860D of the Code.

                                  REMIC I:  The segregated pool
of assets, with respect to
which a REMIC election is to be made, consisting of:

                     (i)   the Mortgage Loans and the
                           related Mortgage Files.

                    (ii)   all payments on and
                           collections in respect of the
                           Mortgage Loans due after the
                           Cut-off Date as
                           shall be on deposit in the
                           Custodial Account or
                           in the Certificate Account
                           and identified as
                           belonging to the Trust Fund,
                           but not including
                           the Initial Monthly Payment
                           Deposit.

                   (iii)   property which secured a
                           Mortgage Loan and which
                           has been acquired for the
                           benefit of thec ertificateholders by
                           foreclosure or deed in lieu
                           of foreclosure, and

                    (iv)   the hazard insurance
                           policies and Primary
                           Insurance Policies, if any,
                           and certain proceeds
                           thereof.

                           REMIC I Certificates:  The
                           Class R-I Certificates.

                           REMIC II:  The segregated pool
                           of assets consisting of
the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class
M-
2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

                                  REMIC II Certificates:  Any of
the Class A-1, Class A-2,
Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2,
Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II
Certificates.

                                  REMIC Provisions:  Provisions
of the federal income tax
law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                                  REO Acquisition:  The
acquisition by the Master Servicer
on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

                                  REO Disposition:  As to any REO
Property, a
determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

                                  REO Imputed Interest:  As to
any REO Property, for any
period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

                                  REO Proceeds:  Proceeds, net of
expenses, received in
respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

                                  REO Property:  A Mortgaged
Property acquired by the
Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

                                  Request for Release:  A request
for release, the forms
of which are attached as Exhibit H hereto.

                                  Required Insurance Policy:
With respect to any Mortgage
Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage Loan.

                                  Residential Funding:
Residential Funding Corporation,
a Delaware corporation, in its capacity as seller of the Mortgage
Loans to the Company and any successor thereto.

                                  Responsible Officer:  When used
with respect to the
Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

                                  Security Agreement:  With
respect to a Cooperative Loan,
the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

                                  Seller:  As to any Mortgage
Loan, a Person, including
any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

                                  Seller's Agreement:  An
agreement for the origination
and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

                                  Senior Accelerated Distribution
Percentage:  With
respect to any Distribution Date, the percentage indicated below:






Distribution Date             Senior Accelerated
                              Distribution Percentage

June 1995 through May 2000    100%


June 2000 through May 2001    Senior Percentage, plus 70% of the

                              difference

                              between 100% and the Senior

                              Percentage


June 2001 through May 2002    Senior Percentage, plus 60% of the
                              difference
                              between 100% and the Senior

                              Percentage


June 2002 through May 2003    Senior Percentage, plus 40% of the
                              difference
                              between 100% and the Senior

                              Percentage


June 2003 through July 2004   Senior Percentage, plus 20% of the

                              difference
                              between 100% and the Senior

                              Percentage


June 2004 and thereafter      Senior Percentage;


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if
occurring
during the sixth, seventh, eighth, ninth or tenth year (or any year
thereafter) after the Closing Date are less than 30%, 35%, 40%,
45%
and 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than 10% of the sum of the
Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such
Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates and Class R Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

                                  Senior Percentage:  As of any
Distribution Date, the
lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

                                  Senior Principal Distribution
Amount:  As to any
Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii), (xvi) and
(xvii).

                                  Servicing Accounts:  The
account or accounts created and
maintained pursuant to Section 3.08.

                                  Servicing Advances:  All
customary, reasonable and
necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii)
the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a)
and 3.14.

                                  Servicing Fee:  With respect to
any Mortgage Loan and
Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor
Master Servicers as provided in Section 7.02.

                                  Servicing Officer:  Any officer
of the Master Servicer
involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

                                  Special Hazard Amount:  As of
any Distribution Date, an
amount equal to $2,000,000.00 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and
(ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of
(A) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary times a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate outstanding principal balance (as immediately preceding Distribution Date) of all the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 31.5% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California, and (B) the lesser of (i) the product of the Special Hazard Percentage for such anniversary and the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (ii) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (iii) an amount calculated by the Master Servicer and approved by each Rating Agency, which amount shall not be less than $500,000.

                                  The Special Hazard Amount may
be further reduced by the
Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                                  Special Hazard Loss:  Any
Realized Loss not in excess of
the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

                                  Special Hazard Percentage:  As
of each anniversary of
the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the
Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all of the Mortgage Loans as of the immediately preceding Distribution Date.

                                  Standard & Poor's:  Standard &
Poor's Ratings Group, a
division of McGraw-Hill, Inc., or its successor in interest.

                                  Stated Principal Balance:  With
respect to any Mortgage
Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of
(a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized
Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

                                  Subordinate Principal
Distribution Amount:  With respect
to any Distribution Date and each Class of Class M Certificates and
Class B Certificates, the (a) sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(A);
(ii)
such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage, (y) 100% minus the Senior Accelerated Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section
4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i),
(ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any
Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding
Certificate Principal Balance of such Class of Certificates immediately prior to such date.

                                  Subserviced Mortgage Loan:  Any
Mortgage Loan that, at
the time of reference thereto, is subject to a Subservicing
Agreement.

                                  Subservicer:  Any Person with
whom the Master Servicer
has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

                                  Subservicer Advance:  Any
delinquent installment of
principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

                                  Subservicing Account:  An
account established by a
Subservicer in accordance with Section 3.08.

                                  Subservicing Agreement:  The
written contract between
the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

                                  Subservicing Fee:  As to any
Mortgage Loan, the fee
payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation, and Primary Insurance Policy premiums payable by such Subservicer or the Master Servicer, as the case may be, which fee accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR
NET" for such Mortgage Loan.

                                  Tax Returns:  The federal
income tax return on Internal
Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly
Notice to Residual Interest Holders of REMIC Taxable Income or
Net
Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the
REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                                  Transfer:  Any direct or
indirect transfer, sale,
pledge, hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

                                  Transferee:  Any Person who is
acquiring by Transfer any
Ownership Interest in a Certificate.

                                  Transferor:  Any Person who is
disposing by Transfer of
any Ownership Interest in a Certificate.

                                  Trust Fund:  REMIC I and REMIC
II.

                                  Uncertificated Accrued
Interest:  With respect to each
Distribution Date, (i) as to Uncertificated REMIC I Regular
Interest
X, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1 Certificates and Class A-5 Certificates, if the Pass-Through Rates on such Classes were equal to the Uncertificated
Pass-Through Rate on Uncertificated REMIC I Regular Interest X,
(ii)
as to Uncertificated REMIC I Regular Interest Y, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-2,
Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, if the Pass-Through Rates on such Classes were equal to the Uncertificated Pass-
Through Rate on Uncertificated REMIC I Regular Interest Y and
(iii)
as to each Uncertificated REMIC I Regular Interest Z, an amount equal to one month's interest accrued during the related Interest Accrual Period at the related Uncertificated Pass-Through Rate on the related Uncertificated Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-6 Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC I Regular Interests Z pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

                                  Uncertificated Notional Amount:

With respect to each
Uncertificated REMIC I Regular Interest Z, the aggregate Stated
Principal Balance of the related Mortgage Loan.

                                  Uncertificated Pass-Through
Rate:  With respect to each
of the Uncertificated REMIC I Regular Interests X and Y, 8.00% and
8.00%, respectively. With respect to each Uncertificated REMIC I Regular Interest Z, the related Uncertificated REMIC I Regular Interest Z Pool Strip Rate.

                                  Uncertificated Principal
Balance:  With respect to each
Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to $42,847,629.00 with respect to Uncertificated REMIC I Regular Interest X, an amount equal to $59,308,642.55 with respect to Uncertificated REMIC I Regular Interest Y and an amount equal to $0.00 with respect to each Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of
(x)
the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.08(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section
4.08(d).

                                  Uncertificated REMIC I Regular
Interest X:  An
uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.00% per annum.

                                  Uncertificated REMIC I Regular
Interest Y:  An
uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-2, Class A-3, Class A-
4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class
B-3
and Class R-II Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.00% per annum.

                                  Uncertificated REMIC I Regular
Interests Z:  The 379
uncertificated partial undivided beneficial ownership interests in
REMIC I, each relating to a particular Mortgage Loan, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the related Uncertificated Notional Amount.

                                  Uncertificated REMIC I Regular
Interest Z Pool Strip
Rate:  With respect to each Uncertificated REMIC I Regular
Interest
Z, the Pool Strip Rate for the related Mortgage Loan.

                                  Uncertificated REMIC I Regular
Interests: Uncertificated
REMIC I Regular Interest X, Uncertificated REMIC I Regular
Interest
Y and Uncertificated REMIC I Regular Interests Z.

                                  Uncertificated REMIC I Regular
Interest X Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

                                  Uncertificated REMIC I Regular
Interest Y Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

                                  Uncertificated REMIC I Regular
Interests Z Distribution
Amounts: With respect to any Distribution Date, the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests
Z
for such Distribution Date pursuant to Section 4.08(a).

                                  Uncertificated REMIC I Regular
Interest Distribution
Amounts: The Uncertificated REMIC I Regular Interest X
Distribution
Amount, Uncertificated REMIC I Regular Interest Y Distribution
Amount and Uncertificated REMIC I Regular Interests Z
Distribution
Amounts.

                                  Uncertificated REMIC II Regular
Interests:  The 379
uncertificated partial undivided beneficial ownership interests in
REMIC II, each of which has no principal balance and which bears interest at a rate equal to the related Uncertificated REMIC I Regular Interest Z Pool Strip Rate, based on the Uncertificated Notional Amount of the related Uncertificated REMIC I Regular Interest Z.

                                  Uncertificated REMIC II Regular
Interests Distribution
Amounts: With respect to any Distribution Date, the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests
Z
for such Distribution Date pursuant to Section 4.08(a).

                                  Underwriter:  Donaldson, Lufkin
& Jenrette Securities
Corporation.

                                  Uninsured Cause:  Any cause of
damage to property
subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

                                  United States Person:  A
citizen or resident of the
United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United
States. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

                                  Voting Rights:  The portion of
the voting rights of all
of the Certificates which is allocated to any Certificate.  96%
of
all of the Voting Rights shall be allocated among Holders of the Certificates, respectively, other than the Class A-5, Class A-6 and
Class R-I and Class R-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class A-5, Class A-6, Class R-I
and Class R-II  Certificates shall be entitled to 1%, 1%, 1% and
1%
of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective
Percentage Interests.

                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

                    Section 2.01.  Conveyance of Mortgage Loans.

                                  (a)     The Company,
concurrently with the execution and
delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), except for scheduled payments due on June 1, 1995, with respect to which the Master Servicer made a deposit pursuant to Section 2.01(f).

                                  (b)     In connection with such
assignment, except as set
forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                (i) The original Mortgage Note, endorsed without
                    recourse to the order of the Trustee
                    and showing an unbroken
                    chain of endorsements from the
                    originator thereof to the
                    Person endorsing it to the Trustee, or
                    with respect to any
                    Destroyed Mortgage Note, an original
                    lost note affidavit
                    from the related Seller or Residential
                    Funding stating that
                    the original Mortgage Note was lost,
                    misplaced or destroyed,
                    together with a copy of the related
                    Mortgage Note;

               (ii) The original Mortgage with evidence of

                    recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

              (iii) An original Assignment of the Mortgage to the
                    Trustee with evidence of recording
                    indicated thereon or a
                    copy of such assignment certified by
                    the public recording
                    office in which such assignment has
                    been recorded;

               (iv) The original recorded
                    assignment or assignments of
                    the Mortgage showing an unbroken chain
                    of title from the
                    originator thereof to the Person
                    assigning it to the Trustee
                    or a copy of such assignment or
                    assignments of the Mortgage
                    certified by the public recording
                    office in which such
                    assignment or assignments have been
                    recorded; and

                (v) The original of each modification, assumption
                    agreement or preferred loan agreement,
                    if any, relating to
                    such Mortgage Loan or a copy of each
                    modification,
                    assumption agreement or preferred loan
                    agreement certified
                    by the public recording office in
                    which such document has
                    been recorded.
and (II) with respect to each
Cooperative Loan so assigned:

                                     (i)  The original Mortgage
Note, endorsed without
recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                                     (ii)  A counterpart of the
Cooperative Lease and
the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                                     (iii)  The related
Cooperative Stock Certificate,
representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                                     (iv)  The original
recognition agreement by the
Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                                     (v)  The Security Agreement;

                                     (vi)  Copies of the original
UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                                     (vii)  Copies of the filed
UCC-3 assignments of
the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                                     (viii)  An executed
assignment of the interest of
the originator in the Security Agreement, Assignment of Proprietary
Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                                     (ix)  The original of each
modification,
assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                                     (x)  An executed UCC-1
financing statement showing
the Master Servicer as debtor, the Company as secured party and the
Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

                                  (c)     The Company may, in
lieu of delivering the
documents set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and
(v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and
(ii)
a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

                                  On the Closing Date, the Master
Servicer shall certify
that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to (i)
Standard
& Poor's, if it is one of the Rating Agencies, (ii) the Trustee and
(iii) each Custodian a report setting forth the status of the documents which it is holding.

                                  (d)     In the event that in
connection with any Mortgage
Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

                                  The Company shall promptly
cause to be recorded in the
appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the
Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment, Form UCC-3 or
Form UCC-1, as applicable, to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage,
Assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

                                  Any of the items set forth in
Section 2.01(b)(I)(iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

                                  (e)     It is intended that the
conveyances by the Company
to the Trustee of the Mortgage Loans as provided for in this Section
2.01 and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular
Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this
Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A)
the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of
Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage
Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and
(d)
notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

                                  The Company and, at the
Company's direction, Residential
Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.
Without
limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest.

                                  (f)     The Master Servicer
hereby acknowledges that it
will deposit cash in an amount equal to $150,411.27 (the "Initial Monthly Payment Deposit"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in June 1995, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Initial Monthly Payment Deposit shall be retained in the Certificate Account pending the inclusion of such Initial Monthly Payment Deposit in the Available Distribution Amount for the Distribution Date in June 1995. Notwithstanding anything herein to the contrary, the Initial
Monthly Payment Deposit shall not be an asset of REMIC I, REMIC II or the Trust Fund. To the extent that the Initial Monthly Payment
Deposit constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of REMIC I or REMIC II, (2) it shall be owned by the Seller and (3) amounts transferred by REMIC I or REMIC II to the Initial Monthly Payment Deposit shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury regulations.

                  Section 2.02.  Acceptance by Trustee.

                                  The Trustee acknowledges
receipt (or, with respect to
Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through
(iii) above (except that for purposes of such acknowledgement only,
a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all
present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents
(specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial
Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

                                  If the Custodian, as the
Trustee's agent, finds any
document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a
Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any
Mortgage Loan released pursuant hereto and thereafter such Mortgage
Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

               Section 2.03. Representations, Warranties and
                             Covenants of the Master Servicer
                             and the Company.

                    (a)      The Master Servicer
hereby represents and warrants
to the Trustee for the benefit of Certificateholders that:

                    (i)  The Master Servicer is
                         a corporation duly
                         organized, validly existing and in
                         good standing under the
                         laws governing its creation and
                         existence and is or will be
                         in compliance with the laws of each
                         state in which any
                         Mortgaged Property is located to the
                         extent necessary to
                         ensure the enforceability of each
                         Mortgage Loan in
                         accordance with the terms of this
                         Agreement;

                   (ii)  The execution and
                         delivery of this Agreement by
                         the Master Servicer and its
                         performance and compliance with
                         the terms of this Agreement will not
                         violate the Master
                         Servicer's Certificate of
                         Incorporation or Bylaws or
                         constitute a default (or an event
                         which, with notice or
                         lapse of time, or both, would
                         constitute a material default)
                         under, or result in the material
                         breach of, any material
                         contract, agreement or other
                         instrument to which the Master
                         Servicer is a party or which may be
                         applicable to the Master
                         Servicer or any of its assets;

                  (iii)  This Agreement,
                         assuming due authorization,
                         execution and delivery by the Trustee
                         and the Company,
                         constitutes a valid, legal and binding
                         obligation of the
                         Master Servicer, enforceable against
                         it in accordance with
                         the terms hereof subject to applicable
                         bankruptcy,
                         insolvency, reorganization, moratorium
                         and other laws
                         affecting the enforcement of
                         creditors' rights generally and
                         to general principles of equity,
                         regardless of whether such
                         enforcement is considered in a
                         proceeding in equity or at
                         law;

                   (iv)  The Master Servicer is
                         not in default with
                         respect to any order or decree of any
                         court or any order,
                         regulation or demand of any Federal,
                         state, municipal or
                         governmental agency, which default
                         might have consequences
                         that would materially and adversely
                         affect the condition
                         (financial or other) or operations of
                         the Master Servicer or
                         its properties or might have
                         consequences that would
                         materially adversely affect its
                         performance hereunder;

                    (v)  No litigation is
                         pending or, to the best of the
                         Master Servicer's knowledge,
                         threatened against the Master
                         Servicer which would prohibit its
                         entering into this
                         Agreement or performing its
                         obligations under this
                         Agreement;

                   (vi)  The Master Servicer
                         will comply in all material
                         respects in the performance of this
                         Agreement with all
                         reasonable rules and requirements of
                         each insurer under each
                         Required Insurance Policy;

                  (vii)  No information,
                         certificate of an officer,
                         statement furnished in writing or
                         report delivered to the
                         Company, any Affiliate of the Company
                         or the Trustee by the
                         Master Servicer will, to the knowledge
                         of the Master
                         Servicer, contain any untrue statement
                         of a material fact or
                         omit a material fact necessary to make
                         the information,
                         certificate, statement or report not
                         misleading; and

                 (viii)  The Master Servicer has
                         examined each existing,
                         and will examine each new,
                         Subservicing Agreement and is or
                         will be familiar with the terms
                         thereof.  The terms of each
                         existing Subservicing Agreement and
                         each designated
                         Subservicer are acceptable to the
                         Master Servicer and any
                         new Subservicing Agreements will
                         comply with the provisions
                         of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

                                  Upon discovery by either the
Company, the Master
Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).
Within
90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the
Certificateholders.

                                  (b)     The Company hereby
represents and warrants to the
Trustee for the benefit of Certificateholders that as of the Closing
Date (or, if otherwise specified below, as of the date so specified):

         (i)  No Mortgage Loan is one month or more
    delinquent in payment of principal and interest as of the Cut-
    off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

         (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage
    Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

         (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

         (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

         (v)  The issuers of the Primary Insurance
    Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

         (vi) No more than 1.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; Not more than 1.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the
    Cut-off Date are Cooperative Loans;

         (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

         (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

         (ix) Approximately 12.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

         (x)  Each Mortgagor represented in its loan
    application with respect to the related Mortgage Loan that the
    Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

         (xi) 2 of the Mortgage Loans representing 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were Buydown Mortgage Loans;

         (xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury regulations Section 1.860G-2(a)(1);

         (xiii) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

         (xiv) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

         (xv) With respect to each Mortgage Loan originated under a "streamlined" mortgage loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

         (xvi) The aggregate Monthly Payments for June 1995 for each Mortgage Loan described in Section 2.01(f) will equal the Initial Monthly Payment Deposit; and

         (xvii) 2 of the Mortgage Loans representing 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date contain Destroyed Mortgage Notes in the related Mortgage Files.

         (xviii) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery.

Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing
Date. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the
Trustee on behalf of Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

          Section 2.04.  Representations and Warranties of
                         Sellers.

          The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's
Agreement
applicable to a Mortgage Loan.  Insofar as the Assignment
Agreement
or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such
right,
title and interest may be enforced by the Master Servicer on behalf
of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a
breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to
a
repurchase obligation under the Assignment Agreement) in respect of
any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related
Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within
90
days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the
Code, any such substitution must occur within 90 days from the date the Master Servicer was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that Residential Funding elects to substitute a Qualified Substitute
Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified
Substitute Mortgage Loan or Loans, the original Mortgage Note, the
Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section
2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

          In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage
Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on REMIC I or REMIC II, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the
Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is
Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the
Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment
Agreement applicable to such Mortgage Loan.

          Section 2.05.  Issuance of Certificates Evidencing
                         Interests in REMIC I.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any
Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which, together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the
Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

          Section 2.06.  Conveyance of Uncertificated REMIC I
                         and REMIC II Regular Interests;
                         Acceptance by the Trustee.

          The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class R-II Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class R-II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class
A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class
M-
3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders in such distributions, shall be as set forth in this Agreement.

          Section 2.07.  Issuance of Certificates Evidencing
                         Interest in REMIC II.

          The Trustee acknowledges the assignment to it of the Uncertificated REMIC I and REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class
M-
2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates in authorized denominations evidencing ownership of the entire REMIC II.


                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

          Section 3.01.  Master Servicer to Act as Servicer.

          (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in
Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.
Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged
Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a
Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause either REMIC I or REMIC II to fail to qualify as as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage
Loans. The Trustee shall not be responsible for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall act reasonably and in good faith and, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such
Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

          (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related
Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

          (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02.  Subservicing Agreements Between
                         Master Servicer and Subservicers;
                         Enforcement of Subservicers' and
                         Sellers' Obligations.


          (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage
Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master
Servicer and the Subservicer have agreed. A representative form of
Subservicing Agreement is attached to this Agreement as Exhibit
G.
With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

          (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing
Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on the interests of the Certificateholders in a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage
Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          Section 3.03.  Successor Subservicers.

          The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master
Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing
Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the
Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

          Section 3.04.  Liability of the Master Servicer.

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the
Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05.  No Contractual Relationship Between
                         Subservicer and Trustee or
                         Certificateholders.

          Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

          Section 3.06.  Assumption or Termination of
                         Subservicing Agreements by Trustee.

          (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an
Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

          (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07.  Collection of Certain Mortgage Loan
                         Payments; Deposits to Custodial
                         Account.

          (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage or the interest of the Certificateholders. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage
Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the
Master Servicer, such default is reasonably foreseeable. In the event of any such arrangement, the Master Servicer shall make timely
Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

          (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the
Cut-off Date):

          (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage
Loans
     and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

          (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

          (iii)     Insurance Proceeds and Liquidation Proceeds
(net
     of any related expenses of the Subservicer);

          (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section
     2.03 or 2.04;

          (v)  Any amounts required to be deposited pursuant to
     Section 2.01(f), 3.07(c) or 3.21; and

          (vi) All amounts transferred from the Certificate
     Account to the Custodial Account in accordance with Section
     4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage
Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

          With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

          (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the
Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

          (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.


          Section 3.08.  Subservicing Accounts; Servicing
                         Accounts.

          (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing
Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.
The
Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination
Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.
The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

          (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage
Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the
Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

          (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for
Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance
Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or
Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

          (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09.  Access to Certain Documentation and
                         Information Regarding the Mortgage
                         Loans.

          In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the
Master Servicer.

          Section 3.10.  Permitted Withdrawals from the
                         Custodial Account.

          (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i)  to make deposits into the Certificate
     Account in the amounts and in the manner provided for in
     Section 4.01;

               (ii) to reimburse itself or the related
     Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14
     and
     4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent
     (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of
     Servicing Advances;

               (iii)     to pay to itself or the related
     Subservicer
     (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the
     Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage
     Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds
     deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage
    Loan
     or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase
     Price is determined;

               (vii)     to reimburse itself or the related
     Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to
     Section 4.02(a)(iii);

               (viii)    to reimburse itself or the Company for
     expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x)  to withdraw any amount deposited in the
     Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

          (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related
Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

          (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section 3.11.  Maintenance of the Primary Insurance
                         Policies; Collections Thereunder.

          (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such
Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the
Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

          (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any
Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12.  Maintenance of Fire Insurance and
                         Omissions and Fidelity Coverage.

          (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or
100
percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage
Loan, notwithstanding that the terms of the Mortgage Loan so permit.
Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds as to the extent permitted by Section 3.10.
It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan (other than a Cooperative
Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

          (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13.  Enforcement of Due-on-Sale Clauses;
                         Assumption and Modification
                         Agreements; Certain Assignments.

          (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

               (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage
Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies,
(C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the
Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the
Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

          (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

          (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit
O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master
Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

          Section 3.14.  Realization Upon Defaulted Mortgage
                         Loans.

          (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section
3.11, follow such practices and procedures as it shall deem necessary, reasonable or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses and
(ii) that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with
Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the
Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such
Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master
Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

          (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such
REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

          (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer, on behalf of the Trust Fund, shall sell any REO Property either (i) within two years after its acquisition by the Trust Fund as determined for the purposes of Section 860G(a)(8) of the Code or (ii) prior to the expiration of any extension to such two-year grace period which is requested on behalf of REMIC I by the Master Servicer (at the expense of the Trust Fund) more than 60 days prior to the end of such two-year grace period and granted by the Internal Revenue Service, unless the Master Servicer has delivered to the Trustee an
Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such
REO Property subsequent to two years after its acquisition will not result in the imposition on REMIC I or REMIC II of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause REMIC I or REMIC II to fail to qualify as a REMIC under Federal law at any time that any Certificates, Uncertificated REMIC
I Regular Interests or Uncertificated REMIC II Regular Interests are outstanding, in which case the Trust Fund may continue to hold such
REO Property (subject to any conditions contained in such Opinion of
Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such
Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO
Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net
Mortgage Rate to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan
(or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

          Section 3.15.  Trustee to Cooperate; Release of
                         Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.
The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the
Certificate Account.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

          (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16.  Servicing and Other Compensation;
                         Compensating Interest.

          (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv) and (v) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds
(net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

          (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

          (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

          (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

          (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate
Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or
4.01(b); and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

          Section 3.17.  Reports to the Trustee and the
                         Company.

          Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section
3.07 and each category of withdrawal specified in Section 3.10.

          Section 3.18.  Annual Statement as to Compliance.

          The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first
March 31 that occurs at least six months after the Cut-off Date, an
Officers' Certificate stating, as to each signer thereof, that
(i)
a review of the activities of the Master Servicer during the preceding calendar year and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been a default in the fulfillment in all material respects of any such obligation relating to this Agreement, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has fulfilled its material obligations under its Subservicing Agreement in all material respects, or if there has been a material default in the fulfillment of such obligations relating to this Agreement, specifying such default known to such officer and the nature and status thereof.

          Section 3.19.  Annual Independent Public
                         Accountants' Servicing Report.

          On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of Independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Company and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of Independent public accountants with respect to the related Subservicer. For purposes of such statement, such firm may conclusively assume that all pooling and servicing agreements among the Company, the Master Servicer and the Trustee relating to Mortgage Pass-Through Certificates evidencing an interest in first mortgage loans are substantially similar one to another except for any such pooling and servicing agreement which, by its terms, specifically states otherwise.

          Section 3.20.  Rights of the Company in Respect of
                         the Master Servicer.

          The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master
Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the
Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

          Section 3.21.  Administration of Buydown Funds.

          (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").
The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a
Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

          (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the
Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.
                           ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS

          Section 4.01.  Certificate Account.

     (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit
Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the
Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to
Section 4.07, (iv) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e), (v) any amount required to be deposited in the Certificate Account pursuant to
Section 9.01 and (vi) all other amounts constituting the Available
Distribution Amount for the immediately succeeding Distribution
Date.

     (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

          Section 4.02.  Distributions.

     (a)  On each Distribution Date, the Master Servicer on
behalf
of the Trustee or the Paying Agent appointed by the Trustee, shall
distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to
Section 4.02(a)(iii), and to each Certificateholder of record on the
next preceding Record Date (other than as provided in Section
9.01
respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such
Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

          (i) to the Class A Certificateholders and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued Certificate Interest on such Classes of Certificates as applicable for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

          (ii) to the Class A Certificateholders (other than the Class A-5 and Class A-6 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in
     Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A or Class R Certificates, as applicable):

               (A)  the Senior Percentage for such Distribution
                    Date times the sum of the following:

                    (1)  the principal portion of each Monthly
               Payment due during the related Due Period on each Outstanding Mortgage Loan, whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                    (2)  the Stated Principal Balance of any
               Mortgage Loan repurchased during the related
               Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period; and

                    (3)  the principal portion of all other
               unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
               Section 4.02(a)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14;

               (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan and (b) the Senior Accelerated Distribution
     Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14;

               (C)  the Senior Accelerated Distribution
     Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period;

               (D) any Excess Subordinate Principal Amount for such Distribution Date;

               (E) any amounts described in subsection (ii), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

     (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero; to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses,
     Excess Bankruptcy Losses or Extraordinary Losses;

      (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

       (v) to the Holders of the Class M-1 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

      (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

     (vii) to the Holders of the Class M-2 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

         (viii) to the Holders of the Class M-3 Certificates, the
     Accrued Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

      (ix) to the Holders of the Class M-3 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

       (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

      (xi) to the Holders of the Class B-1 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

     (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (xiii) to the Holders of the Class B-2 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

     (xiv) to the Holders of the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

      (xv) to the Holders of the Class B-3 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

     (xvi) to the Class A Certificateholders (other than the Class A-5 and Class A-6 Certificateholders) and Class R Certificateholders in the priority set forth in
     Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A Certificates and Class R Certificates, but in no event more than the sum of the outstanding Certificate Principal Balances of the Class A Certificates (other than the Class A-5 and Class A-6 Certificates) and Class R Certificates and thereafter to each
     Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class
     A Certificates (other than the Class A-5 and Class A-6 Certificates) and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class
     M Certificates have been retired, applied to reduce the Certificate Principal Balance of such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates thereof; and

         (xvii) to the Class R-I Certificateholders, the balance, if any, of the Available Distribution Amount.

         Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on
     such Distribution Date with the highest numerical

     designation, or in
     the event the Class B Certificates are no longer

     outstanding, the
     Class of Class M Certificates then outstanding with the

     highest
     numerical designation, or in the event the Class B

     Certificates and
     Class M Certificates are no longer outstanding, the Class A

     and
     Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable
only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

    (b) Distributions of principal on the Class A Certificates (other than the Class A-5 and Class A-6 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

         (i) first, the Senior Principal Distribution Amount shall be distributed concurrently to the Class R-I
    Certificates and Class R-II Certificates, on a pro rata basis in proportion to their respective Certificate Principal
    Balances, until their respective Certificate Principal
    Balances have been reduced to zero; and

         (ii) second, the balance, if any, of the Senior
    Principal Distribution Amount shall be distributed as follows:

         (A)  first, 88.6726331923% and 11.3273668077% of such
         balance concurrently to the Class A-1 Certificates and Class A-3 Certificates, respectively, until the Certificate Principal Balance of the Class A-1
         Certificates has been reduced to zero;

         (B)  second, 88.6726800975% and 11.3273199025% of such
         balance concurrently to the Class A-2 Certificates and Class A-3 Certificates, respectively, until the Certificate Principal Balance of the Class A-2
         Certificates has been reduced to zero;

         (C)  third, 9.9680412444% and 90.0319587556% of such
         balance concurrently to the Class A-3 Certificates and Class A-4 Certificates, respectively, until the Certificate Principal Balance of the Class A-3
         Certificates have been reduced to zero; and

         (D) fourth, to the Class A-4 Certificates, until the Certificate Principal Balances thereof has been reduced to zero.

    (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Class A Certificates and Class R Certificates will be disregarded and an amount equal to the Senior Principal Distribution Amount will be distributed to the Class A Certificates and Class R Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances.

    (d) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such
Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), subject to the following. No such distribution shall be in an amount that would result in total distributions on the Certificates of any such
Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related
Realized Loss pursuant to any instrument or fund established under
Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master
Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

    (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

    (f) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution
Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the
Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall cause such funds to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

         Section 4.03.  Statements to Certificateholders.

         (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the
Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Company and the Underwriter a statement setting forth the following information as to each Class of Certificates to the extent applicable:

      (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (ii)     the amount of such distribution to the
    Certificateholders of such Class allocable to interest;

    (iii) if the distribution to the Certificateholders of such Class is less than the full amount that would be distributable to such Certificateholders if there were sufficient funds available therefor, the amount of the shortfall;

     (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

      (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

     (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M-1,
    Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

    (vii)     the related Subordinate Principal Distribution
    Amount and Prepayment Distribution Percentage, if applicable;

    (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month,
    (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (ix) the number, aggregate principal balance and book value of any REO Properties;

      (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (xi)     the Special Hazard Amount, Fraud Loss Amount and
    Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

    (xii)     the Pass-Through Rate on the Class A-6
    Certificates for such Distribution Date;

    (xiii)    the occurrence of the Credit Support Depletion
    Date;

    (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

     (xv)     the Senior Percentage for such Distribution Date;

    (xvi) the aggregate amount of Realized Losses for such Distribution Date;

    (xvii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

    (xviii)   the weighted average remaining term to maturity of
    the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

    (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

         (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master
Servicer and Trustee pursuant to any requirements of the Code.

         (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master
Servicer and Trustee pursuant to any requirements of the Code.

         (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under
Rule 144A.

         Section 4.04.  Distribution of Reports to the
                        Trustee and the Company; Advances by
                        the Master Servicer.

         (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the
Company (the information in such statement to be made available to
Certificateholders by the Master Servicer on request) setting forth
(i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a).

The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

         (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either
(i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution
Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to
Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to
Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the
Trustee.

         In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00
Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

         Section 4.05.  Allocation of Realized Losses.

         Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Excess Bankruptcy Losses,
Excess Fraud Losses or Extraordinary Losses shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate
Principal Balance thereof has been reduced to zero; second, to the
Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;
fifth, to the Class M-2 Certificates until the Certificate
Principal
Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, to the Class A Certificates and Class R Certificates on a pro rata basis, as described below.

Any Excess Special Hazard Losses, Excess Bankruptcy Losses,
Excess
Fraud Losses and Extraordinary Losses will be allocated among the Class A, Class M, Class B and Class R Certificates on a pro rata basis, as described below.

         As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of
Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than
Debt Service Reductions) to the Class of Class B Certificates then outstanding with the highest numerical designation or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the
Percentage Interests evidenced thereby.

         Section 4.06.  Reports of Foreclosures and
                        Abandonment of Mortgaged Property.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H,
6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and
6050P of the Code.

         Section 4.07.  Optional Purchase of Defaulted
                        Mortgage Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor.
If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 4.08.  Distributions on the Uncertificated
                        REMIC I and REMIC II Regular
                        Interests.

         (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated
REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section
4.02(a):

      (i)     Uncertificated Accrued Interest on the
    Uncertificated REMIC I Regular Interests for such
Distribution
    Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

     (ii)     In accordance with the priority set forth in
    Section 4.08(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to
    Section 4.02(a), (b) and (c).

         (b) The amount described in Section 4.08(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest
X and (ii) Uncertificated REMIC I Regular Interest Y, respectively, with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-1 Certificates and (ii) Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II
Certificates, respectively, under Section 4.02(a) until the Uncertificated Principal Balance of each such interest is reduced to zero.

         (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(a), (b) and
(c).

         (d)  In determining from time to time the
Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount, Uncertificated REMIC I Regular Interests Z Distribution Amounts and
Uncertificated REMIC II Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-1 Certificates and Class A-
5 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X; Realized Losses allocated to the Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC
I Regular Interest Y; and Realized Losses allocated to the Class
A-6
Certificates under Section 4.05 with respect to any Mortgage Loan shall be deemed allocated to the related Uncertificated REMIC I Regular Interest Z and to the related Uncertificated REMIC II Regular Interest.

         (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a), (b) and (c), to the Class A-1, Class A-2, Class A-
3, Class A-4, Class A-5, Uncertificated REMIC II Regular
Interests,
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class R-II Certificates the amounts distributable thereon, from the
Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section
4.08. The amount deemed distributable hereunder with respect to the
Class A-6 Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC II Regular Interests.

         (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests and Uncertificated REMIC
II
Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                            ARTICLE V

                        THE CERTIFICATES

         Section 5.01.  The Certificates.

         (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-5, Class A-6 and Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3 and Class B Certificates) and integral multiples of $1 (or $1,000 in the case of the Class M-1, Class M-2,
Class M-3 and Class B Certificates) in excess thereof, except that one Certificate of the Class M-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:


         Class M-1:     $ 34,400.00
         Class B-3:     $260,571.55
         Class B-2:     $408,600.00

         The Class A-5, Class A-6 and Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I and one
Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with
Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the
Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective
Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by
Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive
Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership interest that was represented by a Book-Entry
Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such beneficial ownership interest. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section
5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the
Holders of the Definitive Certificates as Certificateholders hereunder.

         Section 5.02.  Registration of Transfer and Exchange
                        of Certificates.

         (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the
Trustee, shall provide the Master Servicer with a certified list of
Certificateholders as of each Record Date prior to the related
Determination Date.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class
M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive.

Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar)
be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d)  No transfer, sale, pledge or other disposition of
a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said
Act and laws.  Except as otherwise provided in this Section
5.02(d),
in the event that a transfer of a Class B Certificate is to be made
(i) unless the Company directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such
transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the
Master Servicer, and (ii) the Trustee shall require the
transferee
to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the
Company or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall
not be an expense of the Trustee, the Company, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the
accounts
of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferror intends to rely on the exemption from registration requirements under the 1933
Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

         (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974,
as amended ("ERISA") or Section 4975 of the Code (or comparable provisions of any subsequent enactments), an investment manager, a named fiduciary or a trustee of any such plan or any other Person who is using "plan assets" of any plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under
ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The Trustee may require that any prospective transferee of a Class M, Class B or Class R Certificate provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition.


         (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change
    or impending change in its status as a Permitted Transferee.

         (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee
shall
    require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a United States Person and a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as
    Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

         (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause
    (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a United States Person or not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

         (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership
    Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

         (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class
R Certificates to Non-United States Persons and "Disqualified Organizations" (as defined in Section 860E(c)(5) of the Code) are prohibited.

         (iii) (A) If any "Disqualified Organization" (as defined in Section 860E(c)(5) of the Code) shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

         (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this
Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such
Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any
Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master
Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee.
The
terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
Section 1381 of the Code that holds an Ownership Interest in a Class
R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

         (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

         (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

         (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a United States Person and a Permitted Transferee.

         (h) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 5.03.  Mutilated, Destroyed, Lost or Stolen
                        Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.  Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the
Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05.  Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section
4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

         Section 5.06.  Optional Purchase of Certificates.

         (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the
Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

         (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

              (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

              (ii) the purchase price therefor, if known, and

              (iii) that the Record Date otherwise applicable to
    such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

         (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

         (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such
Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the
Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section
5.06,
the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the
Master Servicer or the Company, as applicable, shall thereafter hold
such amounts until distributed to such Holders.  No interest shall
accrue or be payable to any Certificateholder on any amount held in
the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.
                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

         Section 6.01.  Respective Liabilities of the Company
                        and the Master Servicer.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section
7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02.  Merger or Consolidation of the
                        Company or the Master Servicer;
                        Assignment of Rights and Delegation
                        of Duties by Master Servicer.

         (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master
Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the
Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A,
Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement;
provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the
Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the
Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation
(as evidenced by a letter to such effect from each Rating
Agency).
In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

         Section 6.03.  Limitation on Liability of the
                        Company, the Master Servicer and
                        Others.


         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the
Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment
Interest Shortfall.

         Section 6.04.  Company and Master Servicer Not to
                        Resign.

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.
                           ARTICLE VII

                             DEFAULT

         Section 7.01.  Events of Default.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

         (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the
    Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of
    Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

         (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of
Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the
Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in
Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the
Company shall deliver to the Trustee a copy of the Program Guide.

         Section 7.02.  Trustee or Company to Act;
                        Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and
liabilities
relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b)
by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master
Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor
Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such
Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         Section 7.03.  Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04.  Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of
Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or
(iii). Upon any such waiver of a default or Event of Default by the
Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.
                          ARTICLE VIII

                     CONCERNING THE TRUSTEE

         Section 8.01.  Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an
Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the
Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and
10.01. The Trustee shall furnish in a timely fashion to the Master
Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:

         (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

         (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

         (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

         (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as
    Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on
REMIC I or REMIC II or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in
Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing
Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.


         Section 8.02.  Certain Matters Affecting the
                        Trustee.

         (a)  Except as otherwise provided in Section 8.01:

              (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

              (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (v)  Prior to the occurrence of an Event of
    Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

              (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

              (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class
    R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any
    Tax Returns required to be filed on behalf of REMIC I or REMIC
    II. The Trustee shall sign on behalf of REMIC I and REMIC II and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause REMIC I or REMIC
II to be subject to any federal tax as a result of such contribution
(including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

         Section 8.03.  Trustee Not Liable for Certificates
                        or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the
Trustee shall not be accountable for the use or application by the
Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the
Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

         Section 8.04.  Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.05.  Master Servicer to Pay Trustee's Fees
                        and Expenses; Indemnification.

         (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

              (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

              (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

              (iii)     notwithstanding anything in this
    Agreement
    to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

         Section 8.06.  Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.  Resignation and Removal of the
                        Trustee.

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the
Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent
(other than the Master Servicer or the Company) for distribution or
(ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08.  Successor Trustee.

         (a)  Any successor trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section
8.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09.  Merger or Consolidation of Trustee.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.  Appointment of Co-Trustee or Separate
                        Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within
15 days after the receipt by it of a request so to do, or in case an
Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.  Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the
Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing
Date) pursuant to this Section 8.11.

         Section 8.12.  Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.
                           ARTICLE IX

                           TERMINATION

         Section 9.01.  Termination Upon Purchase by the
                        Master Servicer or the Company or
                        Liquidation of All Mortgage Loans.

         (a)  Subject to Section 9.02, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

              (i)  the later of the final payment or other
    liquidation (or any Advance with respect thereto) of the last
    Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

              (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired, (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the
    Master Servicer, to avoid disqualification of REMIC I and REMIC II as REMICs.

         The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

         (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the
Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the
Certificateholders may surrender their Certificates to the Trustee
(if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master
Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee
(in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                (i)     the anticipated Final Distribution
    Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii)     the amount of any such final payment,
                        if known, and

              (iii)     that the Record Date otherwise
    applicable to such Distribution Date is not applicable, and
    (A) in the case of the Class A Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified and (B) in the case of the Class
    M Certificates and Class B Certificates, that such Certificates shall be delivered to the Trustee no later than 30 days following the anticipated Final Distribution Date.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

         (c) In the case of the Class A Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class
B Certificates, without any such presentation, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or
(ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution
(including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Each Holder of a Class
M or Class B Certificate, by its acceptance thereof, shall be deemed to agree to, and shall, deliver such Certificates held by such Holder to the Trustee no later than 30 days following receipt of the final distribution in respect thereof.

         (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the
Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining
Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the
Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

         Section 9.02.  Termination of REMIC II.

         REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

         Section 9.03.  Additional Termination Requirements.

         (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition on REMIC I or REMIC II of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

              (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund, and specify the first day of such period in a statement attached to REMIC I and REMIC II's final Tax Returns pursuant to Treasury regulations
    Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I and
    REMIC II under Section 860F of the Code and regulations thereunder;

              (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

              (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC
I and REMIC II at the expense of Trust Fund in accordance with the terms and conditions of this Agreement.
                            ARTICLE X

                        REMIC PROVISIONS

         Section 10.01.  REMIC Administration.

         (a) The Master Servicer shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole Class of
"residual interests" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the Class A (other than the
Class A-6 Certificates), Class M and Class B Certificates and the Uncertificated REMIC II Regular Interests shall be designated as the
"regular interests" and the Class R-II Certificates shall be designated as the sole Class of "residual interests" in REMIC II.

The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in
REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and Class R-I Certificates and the Regular Certificates (other than the Class A-6 Certificates), the Uncertificated REMIC II
Regular Interests and the Class R-II Certificates, respectively.

         (b) The Closing Date is hereby designated as the "startup day" of REMIC I and REMIC II within the meaning of Section
860G(a)(9) of the Code.

         (c) Residential Funding shall hold a Class R-I Certificate and Class R-II Certificate representing 0.01% Percentage
Interests of all Class R-I Certificates and Class R-II Certificates, respectively, and shall be designated as the tax matters person with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving REMIC I or REMIC
II and (ii) represent REMIC I and REMIC II in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and Residential Funding shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of Residential Funding's willful misfeasance, bad faith or gross negligence. If Residential Funding is no longer the Master Servicer hereunder Residential Funding shall be paid reasonable compensation by any successor Master Servicer hereto for so acting as "tax matters person."

         (d) The Master Servicer shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Master Servicer without any right of reimbursement therefor. The Master Servicer agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

         (e) The Master Servicer shall provide (i) to any Transferor of a Class R-I or R-II Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I and R-II Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal
Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and
REMIC II.

         (f) The Master Servicer shall take such actions and shall cause each of REMIC I and REMIC II to take such actions as are reasonably within the Master Servicer's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer, to the extent reasonably requested by the Master Servicer to do so). The Master
Servicer shall not knowingly or intentionally take any action, cause either of REMIC I and REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, an "Adverse REMIC Event") unless the Master Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer or the Trustee) to the effect that the contemplated action will not, with respect to either
REMIC I or REMIC II, endanger such status or, unless the Master Servicer determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax. The
Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.
In addition, prior to taking any action with respect to REMIC I or
REMIC II or its assets, or causing REMIC I or REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Master
Servicer has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer.

At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g)  In the event that any tax is imposed on
"prohibited transactions" of REMIC I or REMIC II as defined in
Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master
Servicer, if such tax arises out of or results from a breach by the
Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by
Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment
Interest Shortfall.

         (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to
REMIC I or REMIC II unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I or REMIC II will not cause REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject REMIC I or REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Master Servicer nor the Trustee shall enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest (other than each Uncertificated REMIC I Regular Interest Z) would be reduced to zero is June 25, 2025 , which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The Maturity Date for each
Uncertificated REMIC I Regular Interest Z and Uncertificated
REMIC
II Regular Interest is the Distribution Date related to the maturity date for the related Mortgage Loan.

         (l)  Within 30 days after the Closing Date, the Master
Servicer shall prepare and file with the Internal Revenue Service
Form 8811, "Information Return for Real Estate Mortgage
Investment
Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each of REMIC I and REMIC II.

         (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I or REMIC II, (iii) the termination of REMIC I or REMIC II pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article
II or III of this Agreement) nor acquire any assets for REMIC I or
REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to REMIC I or REMIC II after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I or REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.02. Master Servicer and Trustee
                        Indemnification.

         (a) The Trustee agrees to indemnify the Trust Fund, the Company and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by REMIC I, REMIC II, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

         (b) The Master Servicer agrees to indemnify the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by REMIC I, REMIC II, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

         Section 11.01. Amendment.

         (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

         (i)  to cure any ambiguity,

         (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

         (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of REMIC I or REMIC II as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on REMIC I or REMIC II pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

         (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

         (v)  to modify, eliminate or add to the provisions of
    Section 5.02(f) or any other provision hereof restricting transfer of the Class R-I Certificates and Class R-II Certificates by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating
    Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause REMIC I, REMIC II or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

         (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master

    Servicer
and
the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

              (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

              (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

              (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel
(at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on REMIC I or REMIC II or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.
The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in REMIC I or REMIC II or in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of REMIC I or REMIC II, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by REMIC I or REMIC II to any such reserve fund shall be treated as amounts distributed by REMIC I or REMIC II, as the case may be, to the Company or any successor, all within the meaning of proposed Treasury regulations Section 1.860G-1(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the
Master Servicer or the Trustee, as applicable; provided that the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on REMIC I or REMIC II, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a
REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

         Section 11.02. Recordation of Agreement;
                        Counterparts.

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. Limitation on Rights of
                        Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the
Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such
Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. Governing Law.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New
York
and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05. Notices.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale
Lake Boulevard, Suite 700, Minneapolis, Minnesota  55437,
Attention:
President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company,
(b)
in the case of the Master Servicer, 8400 Normandale Lake
Boulevard,
Suite 700, Minneapolis, Minnesota 55437, Attention: Investor Relations, Series 1995-S8 or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza,
Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1995-S8 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street
Plaza, New York, New York 10004, Attention: MBS Monitoring or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch, (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished in writing by Standard
& Poor's, and (f) in the case of the Underwriter, 140 Broadway, New
York, New York 10005, or such other addresses as may be hereafter furnished to the Company, Trustee, and Master Servicer by the Underwriter. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate
Register. Any notice so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06. Notices to Rating Agency.

         The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:


         (a)  a material change or amendment to this Agreement,

         (b)  the occurrence of an Event of Default,

         (c)  the termination or appointment of a successor
    Master Servicer or Trustee or a change in the majority ownership of the Trustee,

         (d)  the filing of any claim under the Master
    Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

         (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section
    4.03,

         (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

         (g) a change in the location of the Custodial Account or the Certificate Account,

         (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to
    Section 4.04,

         (i)  the occurrence of the Final Distribution Date, and

         (j)  the repurchase of or substitution for any Mortgage
    Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master
Servicer shall provide prompt written notice to each Rating
Agency
and the Subservicer of any such event known to the Master
Servicer.

         Section 11.07. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.08. Supplemental Provisions for
                        Resecuritization.

         This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any
Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized
Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the
Supplemental Article shall not constitute an "amendment" of this Agreement subject to the requirements of Section 11.01.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring
Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of either REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon either REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2)
of the Code and the tax on contributions to a REMIC as set forth in
Section 860(G)(d) of the Code).
         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                             RESIDENTIAL FUNDING MORTGAGE
                             SECURITIES I, INC.

[Seal]
                               By:
                               Name:  Bruce J. Legan
                               Title: Director

    Attest:
    Name:   Diane Wold
    Title:    Director


                        RESIDENTIAL FUNDING CORPORATION


[Seal]
                               By:


                               Name:   Diane Wold
                               Title:    Director


    Attest:
    Name:   Bruce J. Legan
    Title:  Director


                             THE FIRST NATIONAL BANK OF
                             CHICAGO, as Trustee

[Seal]
                               By:
                               Name:
                               Title:

    Attest:
    Name:
    Title:
STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF            )


         On the ____ day of May, 1995 before me, a notary public in and for said State, personally appeared Jill M. Davis, known to me to be a Vice President of Residential Funding Mortgage Securities
I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]


STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF            )

         On the ____ day of May, 1995 before me, a notary public in and for said State, personally appeared Diane Wold, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]
STATE OF             )
                   ) ss.:
COUNTY OF          )


         On the ____ day of May, 1995 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) ________________________ of The First National Bank of
Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]






                   EXHIBIT A

         FORM OF CLASS A _____ CERTIFICATE

       SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

       [THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A ___ CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED
BELOW).]

       [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S.
FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF
THIS CERTIFICATE IS MAY 30, 1995. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD
PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-
THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE
THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL
CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL
AMOUNT], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL
PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE]
[NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE
MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER
RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]
Certificate No. ____                   [___%][Variable]

                                       Pass-Through Rate

Class A-__ Senior                      [___%] [Initial]

                                       Pass-Through Rate
                                       [based on a Notional

                                       Amount]
Date of Pooling and Servicing
Agreement and Cut-off Date:            [Percentage Interest:

May 1, 1995                             ___%]

                                       Aggregate [Initial

                                       Certificate Principal

                                       Balance]
First Distribution Date:               [Notional Amount] of the

                                       Class A-__ Certificates:
June 26, 1995                          $_____________]

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding Corporation   Balance]
                                 [Notional Amount] of this

                                 Certificate:
                                 $_____________]
Assumed Final Distribution Date:
June 25, 2025                    CUSIP ______-_____



                         MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 1995-S8

evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                 This Certificate is payable solely from the assets of REMIC I and/or REMIC II, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I,
Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities
I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates.
[None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.]

                 This certifies that
_____________________________ is the registered owner of
the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial
Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal
Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to REMIC I and/or REMIC II consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by
Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). REMIC I and/or REMIC II was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                 Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount [(of interest and principal, if any)] required to be distributed to
Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the Class A-8
Certificates as of any date of determination is equal to the aggregate Certificate Principal
Balance of all Classes of Certificates.] [The Notional Amount of the Class A-6 Certificates as of any date of determination is equal to (a) the product of 0.35% and the Certificate Principal
Balance of the Class A-1 Certificates as of such date divided by
(b) 8.00%.]  [The [Class A-6]
[Class A-8] Certificates have no Certificate Principal Balance.]

                 Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the
Certificate Register.

                 Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

                 This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                 The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

                 As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master
Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                 The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master
Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of
Certificates.

                 As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the
Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest, as requested by the Holder surrendering the same.

                 No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                 This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                 The obligations created by the Agreement in respect of the Certificates and
REMIC I and/or REMIC II created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from REMIC I and/or REMIC II of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the
Mortgage Loans.

                 Reference is hereby made to the further
provisions of this Certificate set
forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ______, 199_              THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Trustee

                                 By:


                                       Authorized Signatory













                           CERTIFICATE OF AUTHENTICATION

                 This is one of the Class A-__ Certificates referred to in the within-mentioned
Agreement.

                                 THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Certificate Registrar

                                 By:


                                             Authorized Signatory
                                    ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate
Register of REMIC I and/or REMIC II.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like
Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________
_________________________________________________________________
_____________.

Dated:


_______________________________________
Signature by or on behalf of assignor



_______________________________________
  Signature Guaranteed







             DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_________________________________________________________________
_________________________________________________________________
_____________________________ for the account
of
______________________________________________________________
account number ________________,
or, if mailed by check, to ____________________
__________________________________________________.
Applicable statements should be mailed to _____________________________________. This information is provided by
___________________________________________________, the assignee named above, or
_____________________________, as its agent.


                      EXHIBIT B

             FORM OF CLASS M- __ CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES AND CLASS R
CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO
THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED, OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL
SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE
LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION AND WILL NOT SUBJECT THE
MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN
THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME
TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS
CERTIFICATE IS MAY 30, 1995. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD
PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED
WITH NO MORE THAN  $    OF OID PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, THE YIELD TO
MATURITY IS     % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE
INITIAL ACCRUAL PERIOD IS NO MORE THAN
$           PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE,
COMPUTED UNDER THE APPROXIMATE
METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE
STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]
Certificate No. ___                      ____% Pass-Through

                                               Rate

Class M-    Subordinate                  Aggregate Certificate

                                         Principal Balance
                                         of the Class M

                                         Certificates:
Date of Pooling and Servicing             $_______________
Agreement and Cut-off Date:
May 1, 1995                      Initial Certificate Principal

                                 Balance
                                 of this Certificate:
First Distribution Date:         $_______________
June 26, 1995
                                             CUSIP: ______-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
June 25, 2025


            MORTGAGE PASS-THROUGH CERTIFICATE,
                      SERIES 1995-S8

            evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to REMIC I and/or REMIC II consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                 This Certificate is payable solely from the assets of REMIC I and/or REMIC II, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I,
Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities
I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates.
[None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.]

                 This certifies that _________________________ is
the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__
Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities
I, Inc. (hereinafter called the "Company," which term includes any successor entity under the
Agreement referred to below). REMIC I and/or REMIC II was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                 Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount (of interest and principal, if any) required to be distributed to
Holders of Class M-__ Certificates on such Distribution Date.

                 Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the
Certificate Register.

                 Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                 This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                 The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

                 As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master
Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                 The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master
Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                 As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the
Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest, as requested by the Holder surrendering the same.

                 No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                 This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                 The obligations created by the Agreement in respect of the Certificates and
REMIC I and/or REMIC II created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from REMIC I and/or REMIC II of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the
Mortgage Loans.

                 Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Trustee

                                 By:


                                             Authorized Signatory























            CERTIFICATE OF AUTHENTICATION

                 This is one of the Class M-__ Certificates referred to in the within-mentioned
Agreement.

                                 THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Certificate Registrar

                                 By:


                                             Authorized Signatory
                                    ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate
Register of REMIC I and/or REMIC II.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like
Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________
_________________________________________________________________
_____________.

Dated:


_______________________________________
Signature by or on behalf of assignor



_______________________________________
          Signature Guaranteed







              DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_________________________________________________________________
_________________________________________________________________
_____________________________ for the account
of
______________________________________________________________
account number ________________,
or, if mailed by check, to ____________________
__________________________________________________.
Applicable statements should be mailed to _____________________________________. This information is provided by
___________________________________________________, the assignee named above, or
_____________________________, as its agent.



                     EXHIBIT C

                          FORM OF CLASS B ___ CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES, CLASS R
CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B __
CERTIFICATES] AS DESCRIBED IN THE AGREEMENT
(AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS
AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR TRANSFERRED UNLESS IT IS
REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT
FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW
AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO
THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") UNLESS THE TRANSFEREE
PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE
THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION
IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE
U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE
OF THIS CERTIFICATE IS MAY 30, 1995. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE
STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE
YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE
METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE
STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.
Certificate No. __                     ____% Pass-Through

                                       Rate

Class B __ Subordinate                 Aggregate Certificate

                                       Principal Balance
                                       of the Class B__

                                       Certificates
Date of Pooling and Servicing          as of the Cut-off Date:
Agreement and Cut-off Date:            $_______________
May 1, 1995
                                       Initial Certificate

                                       Principal Balance
First Distribution Date:               of this Certificate:
June 26, 1995                          $_______________

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
June 25, 2025


            MORTGAGE PASS-THROUGH CERTIFICATE,
                      SERIES 1995-S8

            evidencing a percentage interest in any distributions allocable to the Class B __ Certificates with respect to REMIC I and/or REMIC II consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                 This Certificate is payable solely from the assets of REMIC I and/or REMIC II, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I,
Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities
I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                 This certifies that ___________________________
is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B __
Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities
I, Inc. (hereinafter called the "Company," which term includes any successor entity under the
Agreement referred to below). REMIC I and/or REMIC II was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                 Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day
(or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount (of interest and principal, if any) required to be distributed to
Holders of Class B __ Certificates on such Distribution Date.

                 Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the
Certificate Register.

                 Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                 No transfer of this Class B __ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the
Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require
(i) a representation letter, in
the form as described by the Agreement, stating that the transferee is not, and is not using "plan assets" of, an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or (ii) if such transferee is, or is using "plan assets" of, such a plan subject to ERISA, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the
Company and the Master Servicer with respect to the permissibility of such transfer under applicable law and stating, among other things, that the transferee's acquisition of a Class B
Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

                 This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                 The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

                 As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master
Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                 The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master
Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of
Certificates.

                 As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the
Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest, as requested by the Holder surrendering the same.

                 No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                 This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                 The obligations created by the Agreement in respect of the Certificates and
REMIC I and/or REMIC II created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from REMIC I and/or REMIC II of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the
Mortgage Loans.

                 Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ______, 199_              THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Trustee

                                 By:


                                             Authorized Signatory
























             CERTIFICATE OF AUTHENTICATION

                 This is one of the Class B __ Certificates referred to in the within-mentioned
Agreement.

                                 THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Certificate Registrar

                                 By:


                                             Authorized Signatory
                                    ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate
Register of REMIC I and/or REMIC II.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like
Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________
_________________________________________________________________
_____________.

Dated:


_______________________________________
  Signature by or on behalf of assignor



_______________________________________
         Signature Guaranteed







              DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_________________________________________________________________
_________________________________________________________________
_____________________________ for the account
of
______________________________________________________________
account number ________________,
or, if mailed by check, to ____________________
__________________________________________________.
Applicable statements should be mailed to _____________________________________. This information is provided by
___________________________________________________, the assignee named above, or
_____________________________, as its agent.



                     EXHIBIT D

             FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A "RESIDUAL INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO
THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED, OR SECTION 4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL
SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE
LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION AND WILL NOT SUBJECT THE
MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN
THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH
TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION
OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN
INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR
THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A
FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE
FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521
OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX
IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND
TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE AND (E) ANY OTHER PERSON SO
DESIGNATED BY THE TRUSTEE BASED UPON AN OPINION OF COUNSEL THAT THE HOLDING OF AN OWNERSHIP
INTEREST IN A CLASS R CERTIFICATE BY SUCH PERSON MAY CAUSE REMIC I and/or REMIC II OR ANY PERSON
HAVING AN OWNERSHIP INTEREST IN ANY CLASS OF CERTIFICATES (OTHER THAN SUCH PERSON) TO INCUR A
LIABILITY FOR ANY FEDERAL TAX IMPOSED UNDER THE CODE THAT WOULD NOT OTHERWISE BE IMPOSED BUT FOR
THE TRANSFER OF AN OWNERSHIP INTEREST IN A CLASS R CERTIFICATE TO SUCH PERSON (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A
"DISQUALIFIED ORGANIZATION") OR AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH
TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN
ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE TERMS
"UNITED STATES," "STATE" AND "INTERNATIONAL ORGANIZATION" SHALL HAVE THE MEANINGS SET FORTH IN
SECTION 7701 OF THE CODE OR SUCCESSOR PROVISIONS. NOTWITHSTANDING THE REGISTRATION IN THE
CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE
DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF
DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS
OF THIS PARAGRAPH.
Certificate No. ___                          ____% Pass-Through

                                             Rate

Class [R-I] [R-II] Senior               Aggregate Initial

                                        Certificate Principal
                                        Balance of the Class

                                        [R-I] [R-II]
                                        Certificates:
Date of Pooling and Servicing            $100.00
Agreement and Cut-off Date:
May 1, 1995                             Initial Certificate

                                        Principal Balance
                                        of this Certificate:
First Distribution Date:                $_______________
June 26, 1995
                                        Percentage Interest:
Master Servicer:                         _______%
Residential Funding Corporation
                                        CUSIP ______-_____
Assumed Final Distribution Date:
June 25, 2025


            MORTGAGE PASS-THROUGH CERTIFICATE,
                      SERIES 1995-S8

            evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] Certificates with respect to REMIC I. REMIC I is a part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by
       RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC.

                 This Certificate is payable solely from the assets of REMIC I and/or REMIC II, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I,
Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities
I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                 This certifies that _________________________ is
the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate
Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all
Class [R-I] [R-II] Certificates, both as specified above) in certain distributions with respect to a REMIC I. REMIC I is a part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). REMIC I and/or REMIC II was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                 Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount (of interest and principal, if any) required to be distributed to
Holders of Class [R-I] [R-II] Certificates on such Distribution
Date.

                 Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring
any Ownership Interest in this Certificate must be a United States Person and a Permitted
Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and
(iv) if any person other than a
United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                 Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this
Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                 This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon
(herein collectively called the "Certificates").

                 The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

                 As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master
Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                 The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master
Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of
Certificates.

                 As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the
Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest, as requested by the Holder surrendering the same.

                 No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                 This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                 The obligations created by the Agreement in respect of the Certificates and
REMIC I and/or REMIC II created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from REMIC I and/or REMIC II of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the
Mortgage Loans.

                 Reference is hereby made to the further
provisions of this Certificate set
forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ______, 199_              THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Trustee

                                 By:


                                             Authorized Signatory
























            CERTIFICATE OF AUTHENTICATION

                 This is one of the Class [R-I] [R-II]
Certificates referred to in the within-
mentioned Agreement.

                                 THE FIRST NATIONAL BANK OF
CHICAGO,
                                 as Certificate Registrar

                                 By:


                                             Authorized Signatory
                                    ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate
Register of REMIC I and/or REMIC II.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like
Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________
_________________________________________________________________
_____________.

Dated:


_______________________________________
   Signature by or on behalf of assignor



_______________________________________
        Signature Guaranteed







            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_________________________________________________________________
_________________________________________________________________
_____________________________ for the account
of
______________________________________________________________
account number ________________,
or, if mailed by check, to ____________________
__________________________________________________.
Applicable statements should be mailed to _____________________________________. This information is provided by
___________________________________________________, the assignee named above, or
_____________________________, as its agent.




                    EXHIBIT E

                CUSTODIAL AGREEMENT

                 THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of May 1, 1995, by and among THE FIRST NATIONAL BANK OF CHICAGO, as Trustee
(including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL
FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"),
RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK
MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


              W I T N E S S E T H   T H A T :

                 WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of May 1, 1995, relating to the issuance of Residential
Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1995-S8 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                 WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                    ARTICLE I

                   Definitions

                 Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                    ARTICLE II

            Custody of Mortgage Documents

                 Section 2.1.  Custodian to Act as Agent;
Acceptance of Mortgage Files.  The
Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the
"Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                 Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                 Section 2.3.  Review of Mortgage Files.

                 (a) On or prior to the Closing Date, the Custodian shall deliver to the
Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan
Schedule").

                 (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan
Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.
Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim
Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master
Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the
Master Servicer the related Mortgage File.

                 (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit
Three evidencing the completeness of the Mortgage Files.

                 Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage
Loans then contained in the Mortgage Files.

                 Section 2.4.  Notification of Breaches of
Representations and Warranties.
Upon discovery by the Custodian of a breach of any representation or warranty made by the Master
Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's
Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

                 Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to
Article II of the Pooling Agreement or
payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 3.07 of the Pooling Agreement
have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the
Mortgage File with respect to any Qualified Substitute Mortgage
Loan.

                 From time to time as is appropriate for the servicing or foreclosures of any
Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any
Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the
Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the
Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master
Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage
File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the
Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

                 Section 2.6.  Assumption Agreements.  In the
event that any assumption
agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                  ARTICLE III

            Concerning the Custodian

                 Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

                 Section 3.2.  Indemnification.  The Company
hereby agrees to indemnify and
hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                 Section 3.3.  Custodian May Own Certificates.
The Custodian in its individual
or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                 Section  3.4.  Master Servicer to Pay
Custodian's Fees and Expenses.  The
Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this
Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                 Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                 The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                 Any resignation or removal of the Custodian and appointment of a successor
Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor
Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

                 Section 3.6.  Merger or Consolidation of
Custodian.  Any Person into which the
Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 3.7.  Representations of the Custodian.
The Custodian hereby
represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                    ARTICLE IV

              Miscellaneous Provisions

                 Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                 Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                 Section 4.3.  Governing Law.  This Agreement
shall be deemed a contract made
under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                 Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of REMIC I and/or REMIC
II), but only upon direction
accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                 For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                 Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.
       IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               THE FIRST NATIONAL BANK OF

CHICAGO, as Trustee
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126
Attention:  Residential Funding Corporation
              Series 1995-S8
                                       By:


                                       Name:
                                       Title: Vice President


Address:                               RESIDENTIAL FUNDING
                                       MORTGAGE
                                       SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                       By:


                                       Name:  Bruce J. Legan
                                       Title:   Director


Address:                               RESIDENTIAL FUNDING
                                       CORPORATION, as Master
                                       Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                       By:


                                       Name:Diane Wold
                                       Title: Director


Address:                               NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                       By:


                                       Name:  Kathleen Marshall
                                       Title:   Trust Officer
STATE OF                        )
                           ) ss.:
COUNTY OF                  )

       On the ____ day of May, 1995, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a
______________ of The First National Bank of
Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association and acknowledged to me that such associatiion executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.






                                          Notary Public


[SEAL]
STATE OF MINNESOTA    )
                 ) ss.:
COUNTY OF HENNEPIN    )

       On the ____ day of May, 1995, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National
Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.







                                          Notary Public


[SEAL]
STATE OF                        )
                           ) ss.:
COUNTY OF                  )


       On the ____ day of May, 1995, before me, a notary public in and for said State, personally appeared Robert S. Conway, known to me to be a Vice President of Residential Funding Mortgage
Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   Notary Public

[Notarial Seal]

STATE OF                        )
                           ) ss.:
COUNTY OF                  )

       On the ____ day of May, 1995, me, a notary public in and for said State, personally appeared Jill M. Davis, known to me to be a Vice President of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                     Notary Public

[Notarial Seal]
                EXHIBIT ONE

                                 FORM OF CUSTODIAN
                               INITIAL CERTIFICATION


                                ___________________, 1995


The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

       Re: Custodial Agreement dated as of May 1, 1995, by and among The First National Bank of Chicago, Residential Funding
Mortgage Securities I, Inc., Residential Funding
Corporation and Norwest Bank Minnesota, National Association,
Mortgage Pass-Through
            Certificates, Series 1995-S8

Ladies and Gentlemen:

       In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to
Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in
Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage
Loan Schedule.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION



                                By:


                                Name:


                                Title:


                   EXHIBIT TWO
      FORM OF CUSTODIAN INTERIM CERTIFICATION



                    ________________ ____, 199_



The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

       Re: Custodial Agreement dated as of May 1, 1995, by and among The First National Bank of Chicago, Residential Funding
Mortgage Securities I, Inc., Residential Funding
Corporation and Norwest Bank Minnesota, National Association,
Mortgage Pass-Through Certificates, Series 1995-S8

Ladies and Gentlemen:

       In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan
Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                NORWEST BANK MINNESOTA,
                                NATIONAL  ASSOCIATION



                                By:


                                Name:


                                Title:


                 EXHIBIT THREE
      FORM OF CUSTODIAN FINAL CERTIFICATION



                           _____________ ___, 199_



The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

       Re: Custodial Agreement dated as of May 1, 1995, by and among The First National Bank of Chicago, Residential Funding
Mortgage Securities I, Inc., Residential Funding
Corporation and Norwest Bank Minnesota, National Association,
Mortgage Pass-Through Certificates, Series 1995-S8

Ladies and Gentlemen:

       In accordance with Section 2.3 of the above-captioned
Custodial Agreement, the
undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule it has received:

       (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or
  Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

       (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the
  Mortgage certified by the public recording office in which such mortgage has been recorded;

       (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

       (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;

       (v)  The original of each modification, assumption

  agreement or preferred loan agreement,
  if any, relating to such Mortgage Loan or a copy of each

  modification, assumption agreement or
  preferred loan agreement certified by the public recording office in which such document has
  been recorded;

       (vi) The certificate of mortgage insurance, if any, or a

            true and correct copy thereof;
            and

       (vii)     The original power of attorney granted by the

  Mortgagor in the event that the
  related Mortgage Note or Mortgage was not signed by such

  Mortgagor, or a true and correct copy
  thereof.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                NORWEST BANK MINNESOTA,
                                NATIONAL  ASSOCIATION


                                By:


                                Name:


                                Title:


                          EXHIBIT F
                   MORTGAGE LOAN SCHEDULE


  RUN ON     : 05/18/95           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 13.48.50          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1995-S8
CUTOFF : 05/01/95
  POOL       : 0004171
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #

_________________________________________________________________
_____________


    1398762          070/070             F          310,000.00

    ZZ
    CORBETT             BERNARD  A       360        308,787.68

     1
    140 OAK HILL DRIVE                 9.000          2,494.33

    75
                                       8.750          2,494.33

 415,000.00
    MOORE            SC   29369          5            09/23/94

    00
    1118683                              05           11/01/94

     0
    1118683                              O            10/01/24
    0


    1400589          375/375             F          215,500.00

    ZZ
    COONSE              DAVID    K       360        214,834.15

     1
    7050 APPALOOSA ROAD                9.375          1,792.42

    87
                                       9.125          1,792.42

 250,000.00
    COLLEGE STATION  TX   77845          4            10/04/94

    04
    364676                               05           12/01/94

    20
    364676                               O            11/01/24
    0


    1401109          526/728             F          245,000.00

    ZZ
    ZERN                BARRY            360        245,000.00

     1
    622 W MT AIRY AVE/7125 GREENE     10.000          2,150.06

    70
                                       9.750          2,150.06

 353,000.00
    PHILADELPHIA     PA   19119          5            04/07/95

    00
    0380114745                           05           06/01/95

     0
    9411017                              O            05/01/25
    0


    1402182          635/728             F          219,450.00

    ZZ
    JANSON              GARY     W       360        219,260.14

     1
    13 BLACK BEAR RD                  10.125          1,946.14

    95
                                       9.875          1,946.14

 231,000.00
     STOWE           VT   05672          1            02/09/95

    11
    0380101080                           05           04/01/95

    30
1


    610732000                            O            03/01/25
    0


    1402195          637/728             F          214,700.00

    ZZ
    CHAMPION            DAVID    W       360        214,476.52

     1
    3000 HIGH ROAD                     9.250          1,766.29

    95
                                       9.000          1,766.29

 226,000.00
    FLOWER MOUND     TX   75028          1            02/24/95

    10
    0380100967                           05           04/01/95

    30
    3946415                              O            03/01/25
    0


    1405117          405/405             F          324,000.00

    ZZ
    LOMBARDI            DALE     A       360        323,827.57

     1
    3288 MELANIE CIRCLE                9.125          2,636.18

    90
                                       8.875          2,636.18

 360,000.00
    PLEASENTON       CA   94588          1            03/09/95

    11
    3572229                              05           05/01/95

    25
    3572229                              O            04/01/25
    0


    1405215          526/728             F          650,000.00

    ZZ
    KHAZIN              ALEXANDER        360        649,704.69

     1
    115 WYANDANCH LANE                 9.875          5,644.27

    79
                                       9.625          5,644.27

 825,000.00
    SOUTHAMPTON      NY   11968          1            03/29/95

    00
    0380111261                           05           05/01/95

     0
    00025470                             O            04/01/25
    0


    1405223          A12/728             F          288,000.00

    ZZ
    SCHWEINEBRATEN      WILLIAM  W       360        287,850.69

     1
    2302 CONGRESSIONAL LANE            9.250          2,369.31

    80
                                       9.000          2,369.31

 360,185.00
    RIVERWOODS       IL   60015          1            03/22/95

    00
    0380099912                           05           05/01/95

     0
    12151                                O            04/01/25
    0


    1405226          180/728             F          268,650.00

    ZZ
    ELLIS               LEE      M       360        268,377.60

     1
    1602 HAROLD STREET                 9.375          2,234.50

    90
                                       9.125          2,234.50

 298,500.00
    HOUSTON          TX   77006          1            02/23/95

    11
    0380105206                           05           04/01/95

    25
    3103835                              O            03/01/25
    0


1


    1405257          A91/728             F          365,000.00

    ZZ
    KLEIMAN             KENNETH          360        365,000.00

     1
    19 BEACH LANE                      9.750          3,135.91

    48
                                       9.500          3,135.91

 775,000.00
    WESTHAMPTON      NY   11978          5            04/03/95

    00
    0380109034                           05           06/01/95

     0
    105274                               O            05/01/25
    0


    1405372          B23/728             F          850,000.00

    ZZ
    STEWART             JAMES    R       360        850,000.00

     1
    1051 FALLEN LEAF ROAD              9.500          7,147.26

    78
                                       9.250          7,147.26
1,100,000.00
    ARCADIA          CA   91006          2            04/12/95

    00
    0380108671                           05           06/01/95

     0
    88000397                             O            05/01/25
    0


    1405729          497/497             F          390,000.00

    T
    MURPHY              WILLIAM  G       360        389,781.35

     1
    37091 ALBATROSS REACH              8.875          3,103.02

    71
                                       8.625          3,103.02

 550,000.00
    THE SEA RANCH    CA   95497          4            03/24/95

    00
    9900216103                           03           05/01/95

     0
    9900216103                           O            04/01/25
    0


    1405740          A25/728             F           98,000.00

    ZZ
    BUMA JR             JOHN             360         98,000.00

     1
    264 MINTHORNE ROAD                 9.125            797.36

    67
                                       8.875            797.36

 148,000.00
    ROGUE RIVER      OR   97537          4            04/03/95

    00
    0380107590                           05           06/01/95

     0
    9401077                              O            05/01/25
    0


    1405745          A12/728             F          298,100.00

    ZZ
    JENSEN              JOHN     R       360        298,100.00

     1
    700 BAY HILL COURT                 9.250          2,452.40

    80
                                       9.000          2,452.40

 372,680.00
    RIVERWOODS       IL   60015          1            04/04/95

    00
    0380105222                           03           06/01/95

     0
    12139                                O            05/01/25
    0


    1405792          076/076             F          259,200.00

    ZZ
    MONROE              DANI             360        258,288.74

     1
    29  GREENOUGH AVENUE               8.750          2,039.13

    79
                                       8.500          2,039.13

 330,000.00
1


    BOSTON           MA   02130          1            10/21/94

    00
    4365172                              01           12/01/94

     0
    4365172                              O            11/01/24
    0


    1405817          628/628             F          292,000.00

    ZZ
    CIOTOLI             CARLO            360        291,844.61

     1
    14 CHESTNUT LANE                   9.125          2,375.81

    80
                                       9.000          2,375.81

 365,000.00
    WESTPORT         CT   06880          1            03/17/95

    00
    2173046                              05           05/01/95

     0
    2173046                              O            04/01/25
    0


    1405819          736/728             F          300,000.00

    ZZ
    WANG                ALICE            360        300,000.00

     1
    515 LAS TUNAS DRIVE                9.375          2,495.25

    60
                                       9.125          2,495.25

 500,000.00
    ARCADIA          CA   91007          2            04/07/95

    00
    0380111147                           05           06/01/95

     0
    426686                               O            05/01/25
    0


    1405826          939/728             F          225,000.00

    ZZ
    PERLOFF             RICHARD          360        225,000.00

     1
    35 EAST DRIVE                      9.375          1,871.44

    90
                                       9.125          1,871.44

 250,000.00
    WOODBURY (NASSA  NY   11797          1            04/24/95

    01
    0380109760                           05           06/01/95

    25
    9501496                              O            05/01/25
    0


    1406002          313/728             F           53,300.00

    ZZ
    CHAMBERS            RANDY    J       360         53,271.63

     1
    3330 HOLTZCLAW DRIVE               9.125            433.67

    37
                                       8.875            433.67

 145,000.00
    CUMMING          GA   30131          5            03/27/95

    00
    0380107582                           05           05/01/95

     0
    5414982                              O            04/01/25
    0


    1406095          429/429             F          300,000.00

    ZZ
    BERNSTEIN           MARTIN   L       360        299,571.85

     1
    5 RAMBLING DRIVE                   9.250          2,468.03

    74
                                       9.000          2,468.03

 406,000.00
    SCOTCH PLAINS    NJ   07076          1            02/21/95

    00
    94075424                             03           04/01/95

     0
    94075424                             O            03/01/25
    0
1




    1406227          051/728             F          339,200.00

    ZZ
    GARSON              WILLIAM  A       360        339,033.15

     1
    145 SANDREED RD                    9.500          2,852.18

    80
                                       9.250          2,852.18

 424,000.00
    JACKSON          WY   83001          1            03/01/95

    00
    0380101635                           03           05/01/95

     0
    30100147                             O            04/01/25
    0


    1406232          180/728             F          186,000.00

    ZZ
    WALLACE             RON      C       360        185,908.51

     1
    2409 NOVONA PLACE                  9.500          1,563.99

    75
                                       9.250          1,563.99

 249,000.00
    OKALHOMA CITY    OK   73170          4            04/05/95

    00
    0380111295                           05           05/01/95

     0
    3344874                              O            04/01/25
    0


    1406709          943/728             F          243,000.00

    ZZ
    SUNTER              RONALD   A       360        242,490.19

     1
    7 SADDLE RIDGE ROAD                9.250          1,999.11

    90
                                       9.000          1,999.11

 270,000.00
    NEW FAIRFIELD    CT   06812          1            12/30/94

    14
    0380102591                           05           02/01/95

    20
    4080014114                           O            01/01/25
    0


    1406739          943/728             F          244,000.00

    ZZ
    NOTARO              JOHN     C       360        241,505.11

     1
    38 MIDDLEBURY ROAD                 9.125          1,985.27

    80
                                       8.875          1,985.27

 305,000.00
    ORCHARD PARK     NY   14127          1            10/21/94

    00
    0380103979                           05           12/01/94

     0
    4090003679                           O            11/01/24
    0


    1406751          943/728             F           40,500.00

    ZZ
    RAMIREZ             ORLANDO  L       360         40,398.80

 1,788
    200 02 17TH AVENUE 2 81            9.500            340.55

    83
                                       9.250            340.55

  49,000.00
    WHITESTONE       NY   11357          1            11/30/94

    10
    0380103888                           12           01/01/95

    17
    4090004859                           O            12/01/24
    0


    1406756          943/728             F           30,750.00

    ZZ
    LENT                DONNA            360         30,685.08

   288
1


    244 30 57TH DRIVE                  9.875            267.02

    84
                                       9.625            267.02

  37,000.00
    DOUGLASTON       NY   11362          1            12/22/94

    10
    0380103854                           11           02/01/95

    12
    4090005290                           O            01/01/25
    0


    1406776          943/728             F          225,600.00

    ZZ
    MOUNTAIN            PHILIP   D       360        225,289.99

     1
    1620 KIRK DRIVE                    9.875          1,958.99

    80
                                       9.625          1,958.99

 282,000.00
    LAKE HAVASU CIT  AZ   86404          2            01/26/95

    00
    0380105594                           05           03/01/95

     0
    5080015894                           O            02/01/25
    0


    1406782          943/728             F          290,000.00

    ZZ
    VAWTER              MICHAEL  H       360        289,601.53

     1
    3064 SW FAIRMOUNT BOULEVARD        9.875          2,518.21

    65
                                       9.625          2,518.21

 450,000.00
    PORTLAND         OR   97201          2            01/25/95

    00
    0380104167                           05           03/01/95

     0
    5080016047                           O            02/01/25
    0


    1406814          375/375             F          246,600.00

    ZZ
    DODSON              LARRY    A       360        246,182.78

     1
    1714 EGRET LANE                    9.500          2,073.55

    95
                                       9.250          2,073.55

 260,000.00
    SOUTHLAKE        TX   76092          1            02/08/95

    04
    367225                               03           04/01/95

    25
    367225                               O            03/01/25
    0


    1406833          A91/728             F          240,000.00

    ZZ
    PAOLINO             MICHAEL          360        240,000.00

     1
    6 SYLVAN COURT                     9.500          2,018.06

    80
                                       9.250          2,018.06

 300,000.00
    STATEN ISLAND    NY   10307          1            04/03/95

    00
    0380105917                           05           06/01/95

     0
    1406833                              O            05/01/25
    0


    1406837          723/728             F          225,000.00

    ZZ
    RATUITA             EDWIN    T       360        225,000.00

     1
    2186 FAIRMONT COURT                9.375          1,871.44

    90
                                       9.125          1,871.44

 250,000.00
    SAN JOSE         CA   95148          2            04/05/95

    11
    0380111006                           05           06/01/95

    25
1


    7884                                 O            05/01/25
    0


    1406911          052/052             F          235,000.00

    ZZ
    ELLEDGE             ROBERT   B       360        234,779.82

     1
    17170 S FORSYTHE ROAD              9.750          2,019.02

    65
                                       9.500          2,019.02

 365,000.00
    OREGON CITY      OR   97045          1            02/13/95

    00
    313695                               05           04/01/95

     0
    313695                               O            03/01/25
    0


    1406930          757/757             F          240,350.00

    ZZ
    SEQUEIRA            KEITH    J       360        240,225.39

     1
    4835 MERLENDALE COURT              9.250          1,977.31

    95
                                       9.000          1,977.31

 253,000.00
    ATLANTA          GA   30327          1            03/15/95

    11
    2487528                              05           05/01/95

    30
    2487528                              O            04/01/25
    0


    1407602          403/728             F          229,500.00

    ZZ
    HOJNACKI            THOMAS   S       360        229,261.11

     1
    58 RANGE ROAD                      9.250          1,888.05

    90
                                       9.000          1,888.05

 255,000.00
    WILTON           CT   06897          1            02/17/95

    14
    0380101148                           05           04/01/95

    25
    6368864                              O            03/01/25
    0


    1407677          624/728             F          175,750.00

    ZZ
    MCWHORTER           DENNIS           360        175,750.00

     1
    451 NAPA AVENUE                    9.250          1,445.85

    95
                                       9.000          1,445.85

 185,000.00
    RODEO            CA   94572          2            04/04/95

    11
    0380115387                           05           06/01/95

    30
    86125000766F                         O            05/01/25
    0


    1407684          176/728             F          247,500.00

    T
    ECKLOFF             RICHARD  D       360        247,500.00

     1
    12212 NORTH OLD WHALING LANE       8.875          1,969.23

    75
                                       8.625          1,969.23

 330,000.00
    LONG BEACH TOWN  NJ   08008          1            04/12/95

    00
    0380109588                           05           06/01/95

     0
    102801180                            O            05/01/25
    0


1


    1407703          163/728             F          228,000.00

    ZZ
    BECKER              STEVEN   A       360        227,678.29

     1
    6 HARVEST DRIVE                    9.750          1,958.87

    85
                                       9.500          1,958.87

 269,290.00
    KINGSTON         MA   02364          1            01/31/95

    14
    0380101767                           05           03/01/95

    12
    0371567445                           O            02/01/25
    0


    1407729          051/728             F          208,000.00

    ZZ
    DYMINSKI            JOHN     W       360        207,892.17

     1
    137 ORCHARD OAK CIRCLE             9.250          1,711.16

    80
                                       9.000          1,711.16

 260,000.00
    CAMPBELL         CA   95008          1            03/07/95

    00
    0380111360                           09           05/01/95

     0
    161101642                            O            04/01/25
    0


    1407752          447/447             F          255,500.00

    ZZ
    KLICKO              HAROLD   H       360        207,197.20

     1
    3670 BELLE GLADE TRAIL             9.250          2,101.94

    70
                                       9.000          2,101.94

 365,000.00
    LITHONIA         GA   30058          2            12/06/91

    00
    921611                               05           02/01/92

     0
    921611                               O            01/01/22
    0


    1407777          163/728             F          211,500.00

    ZZ
    STEPP               DAVID            360        211,067.74

     1
    3801 POTOMAC AVENUE                9.375          1,759.15

    90
                                       9.125          1,759.15

 235,000.00
    FORT WORTH       TX   76107          1            12/09/94

    04
    0380101692                           05           02/01/95

    17
    DOCSEP                               O            01/01/25
    0


    1407795          670/728             F          270,000.00

    ZZ
    LEVINE              JEFFREY  G       360        269,867.19

     1
    30 GOODNOW LANE                    9.500          2,270.31

    73
                                       9.250          2,270.31

 370,900.00
    FRAMINGHAM       MA   01701          1            03/10/95

    00
    0380103219                           05           05/01/95

     0
    738352                               O            04/01/25
    0


    1407799          670/728             F          232,050.00

    ZZ
    MAUPIN              W        B       360        231,838.29

     1
    3506 WOLVERINE TRAIL               9.875          2,015.00

    95
                                       9.625          2,015.00

 244,300.00
1


    TEMPLE           TX   76502          1            02/21/95

    14
    0380103391                           05           04/01/95

    30
    1054534                              O            03/01/25
    0


    1407801          670/728             F          339,450.00

    ZZ
    MURRAY              LESLY    G       360        339,087.33

     1
    67 INMAN CIRCLE                    9.125          2,761.88

    80
                                       8.875          2,761.88

 424,350.00
    ATLANTA          GA   30309          1            02/14/95

    00
    0380103615                           03           04/01/95

     0
    1061653                              O            03/01/25
    0


    1407810          670/728             F          225,100.00

    ZZ
    KOHART              MARY     E       360        224,883.45

     1
    1142 NORTH BETHLEHAM PIKE          9.625          1,913.33

    90
                                       9.375          1,913.33

 250,150.00
    SPRINGHOUSE      PA   19477          1            02/28/95

    01
    0380103565                           05           04/01/95

    25
    2350033                              O            03/01/25
    0


    1407843          670/728             F          228,950.00

    ZZ
    ARCH                JEFFREY  P       360        228,834.37

     1
    1993 BARLEY ROAD                   9.375          1,904.30

    95
                                       9.125          1,904.30

 241,000.00
    MARRIOTSVILLE    MD   21104          1            03/03/95

    11
    0380102831                           03           05/01/95

    25
    8824266                              O            04/01/25
    0


    1407853          429/429             F          176,000.00

    ZZ
    WITT                BARBARA  J       360        175,826.16

     1
    11217 EAST WHITETHORN DRIVE        9.500          1,479.91

    75
                                       9.250          1,479.91

 235,856.00
    SCOTTSDALE       AZ   85255          1            02/02/95

    00
    94075505                             03           04/01/95

     0
    94075505                             O            03/01/25
    0


    1414660          074/728             F          348,750.00

    ZZ
    FUNK                MICHAEL  S       360        348,569.20

     1
    1879 NORTH FOREST RIDGE DRIVE      9.250          2,869.08

    75
                                       8.980          2,869.08

 465,000.00
    LAYTON           UT   84040          4            03/14/95

    00
    0380106204                           05           05/01/95

     0
    1175650                              O            04/01/25
    0
1




    1414709          769/728             F          350,000.00

    ZZ
    NUZZO               ERNEST   R       360        350,000.00

     1
    133 DEER TRAIL NORTH              10.125          3,103.88

    77
                                       9.875          3,103.88

 460,000.00
    RAMSEY BOROUGH   NJ   07446          2            04/05/95

    00
    0380108929                           05           06/01/95

     0
    110100933                            O            05/01/25
    0


    1414839          324/728             F          230,400.00

    ZZ
    DIESS               DARREN           360        230,283.64

     1
    925 EMERSON STREET                 9.375          1,916.36

    90
                                       9.125          1,916.36

 256,000.00
    UPLAND           CA   91786          1            03/22/95

    04
    0380107798                           05           05/01/95

    25
    5030234                              O            04/01/25
    0


    1414902          575/728             F          215,950.00

    ZZ
    WILLIAMS            MOYSTON  W       360        215,731.05

     1
    16011 PENNSBURY DRIVE              9.375          1,796.16

    90
                                       9.125          1,796.16

 239,990.00
    BOWIE            MD   20716          1            02/22/95

    12
    0380105586                           03           04/01/95

    20
    450008091                            O            03/01/25
    0


    1414907          A52/728             F           93,800.00

    ZZ
    STEIN               ELLEN    K       360         93,800.00

     1
    227 THE SOUTH CHACE                8.750            737.92

    70
                                       8.500            737.92

 134,000.00
    ATLANTA          GA   30328          1            04/07/95

    00
    0380105545                           09           06/01/95

     0
    106634                               O            05/01/25
    0


    1414915          614/728             F          233,950.00

    ZZ
    POLITZ              MICHAEL  J       360        233,806.29

     1
    850 36TH AVENUE                    8.875          1,861.41

    90
                                       8.625          1,861.41

 260,000.00
    SAN FRANCISCO    CA   94121          1            03/13/95

    14
    0380110149                           05           05/01/95

    17
    7600887784                           O            04/01/25
    0


    1414957          664/728             F          161,000.00

    ZZ
    YU                  YAN      C       360        160,920.80

     1
1


    2162 #1A S CHINA PLACE             9.500          1,353.78

    70
                                       9.250          1,353.78

 230,000.00
    CHICAGO          IL   60616          1            03/30/95

    00
    0380107863                           07           05/01/95

     0
    1987502                              O            04/01/25
    0


    1414988          076/076             F          107,100.00

    ZZ
    MAI                 BAN      V       360        107,047.33

     1
    1670 LADDIE COURT                  9.500            900.55

    70
                                       9.250            900.55

 153,000.00
    BEAVERCREEK      OH   45432          1            03/08/95

    00
    4387882                              05           05/01/95

     0
    4387882                              O            04/01/25
    0


    1415000          195/728             F          320,000.00

    ZZ
    JACKSON             WILLIAM  M       360        320,000.00

     1
    6804 6TH STREET NW                 9.250          2,632.57

    80
                                       9.000          2,632.57

 400,000.00
    WASHINGTON       DC   20012          5            03/28/95

    00
    0380106717                           05           06/01/95

     0
    45871                                O            05/01/25
    0


    1415004          028/728             F          330,000.00

    ZZ
    KAIHARA             RICHARD  S       360        329,833.36

     3
    257-261 ANDOVER STREET             9.375          2,744.77

    75
                                       9.125          2,744.77

 440,000.00
    SAN FRANCISCO    CA   94110          2            03/13/95

    00
    0380107772                           05           05/01/95

     0
    167100                               O            04/01/25
    0


    1415021          076/076             F          319,600.00

    ZZ
    MCCOLLOUGH          RANDY    F       360        319,300.57

     1
    3114 SLEEPY HOLLOW LANE            9.750          2,745.86

    80
                                       9.500          2,745.86

 399,500.00
    TEMPLE           TX   76502          1            02/27/95

    00
    4425412M                             05           04/01/95

     0
    4425412M                             O            03/01/25
    0


    1415024          076/076             F          185,100.00

    ZZ
    BAILEY JR           ROLAND   E       360        184,926.60

     1
    115 BROADLEY COURT                 9.750          1,590.29

    71
                                       9.500          1,590.29

 263,000.00
    FRANKLIN         TN   37064          1            02/28/95

    00
    4427542                              05           04/01/95

     0
1


    4427542                              O            03/01/25
    0


    1415035          076/076             F          138,000.00

    ZZ
    JACOBS              JIM      L       360        137,860.09

     1
    2112 CLUBVIEW                      9.375          1,147.81

    50
                                       9.125          1,147.81

 280,000.00
    AMARILLO         TX   79124          2            02/27/95

    00
    6630661                              05           04/01/95

     0
    6630661                              O            03/01/25
    0


    1415038          757/757             F           89,900.00

    ZZ
    HATTON              PAMELA   W       360         89,900.00

     1
    1974 RED OAK ROAD                  9.250            739.59

    75
                                       9.000            739.59

 119,900.00
    NORCROSS         GA   30071          1            04/13/95

    00
    2492353                              05           06/01/95

     0
    2492353                              O            05/01/25
    0


    1415045          076/076             F          223,650.00

    ZZ
    ESQUIVEL            TONY     M       360        223,429.11

     1
    5701 MIMOSA COURT NE               9.500          1,880.57

    90
                                       9.250          1,880.57

 248,500.00
    ALBUQUERQUE      NM   87111          1            02/09/95

    10
    4516912                              05           04/01/95

    25
    4516912                              O            03/01/25
    0


    1415069          744/728             F          260,000.00

    ZZ
    GARCIA              AMADOR           360        259,861.63

     1
    3572 ALTAMONT WAY                  9.125          2,115.45

    69
                                       8.875          2,115.45

 381,000.00
    REDWOOD CITY     CA   94062          2            03/21/95

    00
    0380107954                           05           05/01/95

     0
    73533                                O            04/01/25
    0


    1415078          052/052             F          650,000.00

    ZZ
    COWAN               CRAIG    A       360        649,358.01

     1
    265 INDIAN KNOB ROAD               9.500          5,465.56

    77
                                       9.125          5,465.56

 845,000.00
    SAN LUIS OBISPO  CA   93401          4            02/22/95

    00
    314008                               05           04/01/95

     0
    314008                               O            03/01/25
    0


1


    1415086          052/052             F           95,000.00

    ZZ
    TRUONG              SI               360         94,910.99

     1
    2205 SW MCGINNIS AVENUE            9.750            816.20

    66
                                       9.500            816.20

 145,000.00
    TROUTDALE        OR   97060          1            02/16/95

    00
    314334                               05           04/01/95

     0
    314334                               O            03/01/25
    0


    1415089          052/052             F          319,950.00

    ZZ
    GONZALES            RUBEN            360        319,625.58

     1
    11876 SW ASPEN RIDGE DRIVE         9.375          2,661.19

    90
                                       9.125          2,661.19

 355,500.00
    TIGARD           OR   97224          1            02/24/95

    10
    314359                               03           04/01/95

    17
    314359                               O            03/01/25
    0


    1415096          052/052             F          316,000.00

    ZZ
    BLOOM               ROBERT   E       360        315,844.57

     1
    35 HUNTER DRIVE                    9.500          2,657.10

    66
                                       9.250          2,657.10

 480,000.00
    EASTCHESTER      NY   10709          5            03/21/95

    00
    313735                               05           05/01/95

     0
    313735                               O            04/01/25
    0


    1415158          686/686             F           60,000.00

    ZZ
    ROBINSON            WILLIAM  S       360         59,962.50

     1
    5027 WHITE OAK ROAD                9.250            493.61

    63
                                       9.000            493.61

  96,000.00
    CHARLOTTE        NC   28210          1            03/30/95

    00
    30816737084                          05           05/01/95

     0
    30816737084                          O            04/01/25
    0


    1415162          686/686             F           78,000.00

    ZZ
    TRIANI              GAETANO          360         77,962.03

     1
    317 ALEATHA DRIVE                  9.550            658.72

    73
                                       9.300            658.72

 108,000.00
    DAYTONA BEACH    FL   32114          1            03/22/95

    00
    30816652895                          03           05/01/95

     0
    30816652895                          O            04/01/25
    0


    1415163          686/686             F           45,500.00

    ZZ
    MOSS                RICHARD  E       360         45,478.77

     1
    6357 DIAMOND HEAD CIRCLE           9.750            390.92

    70
    UNIT D                             9.500            390.92

  65,000.00
1


    DALLAS           TX   75225          1            03/27/95

    00
    30816795355                          01           05/01/95

     0
    30816795355                          O            04/01/25
    0


    1415164          686/686             F           92,700.00

    ZZ
    TAYLOR              SANDRA   A       360         92,646.66

     1
    15025 BRIGHTON LANE                8.750            729.28

    75
                                       8.500            729.28

 123,600.00
    DAVIE            FL   33331          1            03/23/95

    00
    30816862361                          03           05/01/95

     0
    30816862361                          O            04/01/25
    0


    1415171          246/246             F          201,550.00

    ZZ
    REID                DEMETRIUSA       360        201,445.50

     1
    802 OTHMAN DRIVE                   9.250          1,658.11

    88
                                       9.000          1,658.11

 230,000.00
    FT WASHINGTON    MD   20744          2            03/20/95

    14
    88707                                05           05/01/95

    20
    88707                                O            04/01/25
    0


    1415189          367/367             F          256,025.96

    ZZ
    CHAND               SHEETAL  K       337        255,865.50

     1
    2234 CASEMONT DRIVE                9.250          2,133.99

    74
                                       9.000          2,133.99

 350,000.00
    FALLS CHURCH     VA   22046          2            03/06/95

    00
    7570230                              05           05/01/95

     0
    7570230                              O            05/01/23
    0


    1415207          439/439             F          225,600.00

    ZZ
    HAMAKER             WALTER   A       360        225,600.00

     1
    605 WINDING CREEK COURT            8.350          1,710.75

    80
                                       8.100          1,710.75

 282,000.00
    SOUTHLAKE        TX   76092          1            04/06/95

    00
    1773991                              05           06/01/95

     0
    1773991                              O            05/01/25
    0


    1415219          073/728             F          325,000.00

    ZZ
    PISCITELLO          JOSEPH   T       360        324,822.48

     1
    869 MEETINGHOUSE ROAD              9.000          2,615.02

    67
                                       8.750          2,615.02

 490,000.00
    TOWNSHIP OF ABI  PA   19046          1            03/30/95

    00
    0380108002                           05           05/01/95

     0
    444514458                            O            04/01/25
    0
1




    1415228          637/728             F          299,250.00

    ZZ
    WHITE               BARRY            360        299,082.23

     1
    2611 CREEKVIEW COURT               8.875          2,380.97

    75
                                       8.625          2,380.97

 399,000.00
    LAS VEGAS        NV   89117          1            03/28/95

    00
    0380108234                           05           05/01/95

     0
    3180148                              O            04/01/25
    0


    1415229          637/728             F          295,000.00

    ZZ
    PATRICK             MICHAEL  G       360        294,830.27

     1
    26582 DAPPLE GREY DRIVE            8.750          2,320.77

    68
                                       8.500          2,320.77

 435,000.00
    LAGUNA HILLS     CA   92653          5            03/30/95

    00
    0380108242                           05           05/01/95

     0
    3461472                              O            04/01/25
    0


    1415265          A39/728             F          234,000.00

    ZZ
    TURNER SR           RALPH    E       360        234,000.00

     1
    20628 JAY CARROLL DRIVE            9.375          1,946.29

    90
                                       9.125          1,946.29

 260,000.00
    SANTA CLARITA    CA   91350          1            04/03/95

    11
    0380108713                           05           06/01/95

    25
    9500142                              O            05/01/25
    0


    1415300          447/447             F          300,000.00

    ZZ
    ORME                PAUL     R       360        293,309.26

     1
    ORME RANCH SCHOOL                  8.875          2,386.94

    86
                                       8.625          2,386.94

 350,000.00
    MAYER            AZ   86333          2            07/06/92

    04
    452780                               05           08/01/92

    20
    452780                               O            07/01/22
    0


    1415301          447/447             F          256,200.00

    ZZ
    DOYLE               JOHN     J       360        247,348.00

     1
    12 OLD MIDDLESEX ROAD             10.500          2,343.57

    75
                                      10.250          2,343.57

 345,000.00
    BELMONT          MA   02178          1            12/29/89

    00
    512965                               05           02/01/90

     0
    512965                               O            01/01/20
    0


    1415303          447/447             F          285,000.00

    ZZ
    BACHTELL            DOUGLAS  A       360        283,628.24

     1
1


    22356 DURBERRY ROAD                9.250          2,344.63

    73
                                       9.000          2,344.63

 393,000.00
    SMITHBURG        MD   21783          2            08/09/94

    00
    1588978                              05           09/01/94

     0
    1588978                              O            08/01/24
    0


    1415309          637/728             F          225,000.00

    T
    ROTH                ROBERT   J       360        224,886.37

     1
    3111 BEL AIRE DRIVE #21A           9.375          1,871.44

    60
                                       9.125          1,871.44

 375,000.00
    LAS VEGAS        NV   89109          1            03/30/95

    00
    0380108275                           06           05/01/95

     0
    3179843                              O            04/01/25
    0


    1415318          440/728             F          105,000.00

    ZZ
    GOLDING             JOEL             360        104,945.56

     1
    621 NORTH 1050 WEST                9.250            863.81

    75
                                       9.000            863.81

 140,000.00
    PROVO            UT   84601          1            03/31/95

    00
    0380112624                           05           05/01/95

     0
    0001337617                           O            04/01/25
    0


    1415331          375/728             F           63,900.00

    T
    ESHOM               ROBERT   W       360         63,865.09

     1
    10410 N CAVE CREEK RD              9.000            514.16

    77
                                       8.750            514.16

  84,000.00
    PHOENIX          AZ   85020          1            03/15/95

    00
    0380108366                           01           05/01/95

     0
    373357                               O            04/01/25
    0


    1415346          480/728             F          450,000.00

    ZZ
    MORRISON            MARGARET C       360        449,760.53

     1
    23618 NORTH CHURCH ROAD            9.125          3,661.35

    51
                                       8.875          3,661.35

 895,000.00
    SCOTTSDALE       AZ   85255          1            03/30/95

    00
    0380108788                           05           05/01/95

     0
    1078716                              O            04/01/25
    0


    1415356          246/246             F          240,000.00

    ZZ
    LOPEZ               ALEJO    L       360        239,865.45

     1
    10954 BLOOMINGDALE DRIVE           8.875          1,909.55

    68
                                       8.625          1,909.55

 358,000.00
    ROCKVILLE        MD   20852          1            03/30/95

    00
    017657                               05           05/01/95

     0
1


    017657                               O            04/01/25
    0


    1415366          480/728             F          274,000.00

    BB
    STANLEY             JOHN             360        273,857.95

     1
    24659 NORTH 115TH STREET           9.250          2,254.13

    90
                                       9.000          2,254.13

 305,000.00
    SCOTTSDALE       AZ   85255          1            03/30/95

    12
    0380109190                           03           05/01/95

    25
    1078294                              O            04/01/25
    0


    1415468          562/562             F          114,000.00

    ZZ
    SMITH               ELLIOT   F       360        114,000.00

     1
    233 WEST PULASKI ROAD              9.250            937.86

    67
                                       9.000            937.86

 171,000.00
    HUNTINGTON STAT  NY   11746          2            04/12/95

    00
    455782                               05           06/01/95

     0
    455782                               O            05/01/25
    0


    1415533          267/267             F          294,000.00

    ZZ
    PUROHIT             KIKI     U       360        293,835.17

     1
    4908 CALVIN AVE                    8.875          2,339.20

    80
                                       8.625          2,339.20

 367,500.00
    TARZANA          CA   91356          1            03/20/95

    00
    7317018                              05           05/01/95

     0
    7317018                              O            04/01/25
    0


    1415546          028/728             F          318,750.00

    ZZ
    PARASSON            LEFTER   G       360        318,750.00

     1
    240 NORTH BUCKSKIN WAY             8.750          2,507.61

    75
                                       8.500          2,507.61

 425,000.00
    ORANGE           CA   92669          1            04/26/95

    00
    0380115718                           05           06/01/95

     0
    167564                               O            05/01/25
    0


    1415648          470/728             F          319,450.00

    ZZ
    ADAMS               MARK             360        319,450.00

     1
    264 SOUTH OWENS DRIVE              9.000          2,570.37

    90
                                       8.750          2,570.37

 355,000.00
    ANAHEIM          CA   92808          1            04/05/95

    21
    0380109182                           05           06/01/95

    20
    24126022                             O            05/01/25
    0


1


    1415679          375/728             F          242,750.00

    ZZ
    PILZER              DANIEL   C       360        242,516.48

     1
    824 ATLANTA COUNTRY CLUB DRIVE     9.625          2,063.35

    65
                                       9.375          2,063.35

 373,500.00
    MARIETTA         GA   30067          1            03/02/95

    00
    0380109208                           05           04/01/95

     0
    374411                               O            03/01/25
    0


    1415738          A01/728             F           85,000.00

    T
    MORRA               ANTHONY          360         85,000.00

     1
    2620 CRABTREE CIRCLE               8.750            668.70

    65
                                       8.500            668.70

 132,400.00
    BOYNTON BEACH    FL   33436          1            04/07/95

    00
    0380109265                           03           06/01/95

     0
    106336                               O            05/01/25
    0


    1415758          696/728             F          416,150.00

    ZZ
    YAROVENKO           ALEXANDER        360        416,150.00

     1
    1303 STAMFORD WAY                  8.875          3,311.08

    75
                                       8.625          3,311.08

 554,900.00
    RESTON           VA   22094          1            04/14/95

    00
    0380109323                           03           06/01/95

     0
    7020401                              O            05/01/25
    0


    1415799          597/728             F          245,000.00

    ZZ
    BRATTON             WILLIAM  M       360        245,000.00

     1
    262 RIDGEWOOD AVENUE               9.000          1,971.33

    70
                                       8.750          1,971.33

 350,000.00
    GLEN RIDGE       NJ   07028          1            04/13/95

    00
    0380109620                           05           06/01/95

     0
    150130                               O            05/01/25
    0


    1415805          439/439             F          210,000.00

    ZZ
    KORDIK              JEFF             360        210,000.00

     1
    725 LARKIN VALLEY ROAD             8.850          1,667.10

    65
                                       8.600          1,667.10

 325,000.00
    WATSONVILLE      CA   95076          1            04/07/95

    00
    17722927                             05           06/01/95

     0
    17722927                             O            05/01/25
    0


    1415830          637/728             F           87,500.00

    ZZ
    SINGH               AMRIT    P       360         87,500.00

     1
    81-27 267TH ST                     9.250            719.85

    50
                                       9.000            719.85

 175,000.00
1


    BELLEROSE        NY   11004          1            04/07/95

    00
    0380111493                           05           06/01/95

     0
    4460408                              O            05/01/25
    0


    1415832          637/728             F          143,500.00

    ZZ
    KHAN                MOHAMMED S       360        143,500.00

     3
    35-48 29TH ST.                     9.625          1,219.74

    70
                                       9.375          1,219.74

 205,000.00
    LONG ISLAND CIT  NY   11106          1            04/14/95

    00
    0380111485                           05           06/01/95

     0
    4460036                              O            05/01/25
    0


    1415833          637/728             F          216,600.00

    ZZ
    KAUPPILA            ROBERT   W       360        216,600.00

     1
    3943 SWEETWATER DRIVE              9.000          1,742.82

    95
                                       8.750          1,742.82

 228,000.00
    ROCKLIN          CA   95677          1            04/07/95

    10
    0380111501                           05           06/01/95

    30
    3431392                              O            05/01/25
    0


    1415834          637/728             F          152,450.00

    ZZ
    WERTIME             LYNNE    A       360        152,450.00

     1
    211 WHITESTONE ROAD                8.875          1,212.96

    75
                                       8.625          1,212.96

 203,300.00
    KENNETT SQUARE   PA   19348          1            04/11/95

    00
    0380112889                           05           06/01/95

     0
    4028296                              O            05/01/25
    0


    1415877          A52/728             F          251,900.00

    ZZ
    JAMES               DORSEY   M       360        251,900.00

     1
    330 AYLESWORTH COVE                8.875          2,004.23

    90
                                       8.625          2,004.23

 279,900.00
    ALPHARETTA       GA   30202          1            04/21/95

    04
    0380109711                           03           06/01/95

    25
    107077                               O            05/01/25
    0


    1415879          324/728             F          488,000.00

    ZZ
    DRIVER JR           M        C       360        488,000.00

     1
    3407 MOUNT BONNELL DRIVE           8.625          3,795.62

    80
                                       8.375          3,795.62

 610,000.00
    AUSTIN           TX   78731          4            04/10/95

    00
    0380111543                           05           06/01/95

     0
    2443200891                           O            05/01/25
    0
1




    1415881          131/131             F          237,000.00

    ZZ
    MEJIA               ERNEST           360        237,000.00

     1
    7400 WILLOW LANE                   9.125          1,928.31

    88
                                       8.875          1,928.31

 269,736.00
    BROOKLYN PARK    MN   55443          1            04/12/95

    10
    2572886                              05           06/01/95

    17
    2572886                              O            05/01/25
    0


    1415973          241/241             F          248,000.00

    ZZ
    BRIGGS              RUSSELL  K       360        247,878.01

     1
    240 S DRAKE DRIVE                  9.500          2,085.32

    73
                                       9.250          2,085.32

 340,000.00
    MANHATTAN        KS   66502          2            03/07/95

    00
    7027238                              05           05/01/95

     0
    7027238                              O            04/01/25
    0


    1415974          241/241             F          220,000.00

    ZZ
    NICKLES             CONSTANCEP       360        219,891.80

     1
    6100 VAUX ROAD                     9.500          1,849.87

    80
                                       9.250          1,849.87

 275,000.00
    BURTON           SC   29902          1            03/27/95

    00
    7028863                              05           05/01/95

     0
    7028863                              O            04/01/25
    0


    1415975          450/728             F          253,600.00

    ZZ
    WESTERDALE          TIMOTHY  A       360        253,454.10

     1
    2427 LONDONDERRY                   8.750          1,995.07

    80
                                       8.500          1,995.07

 317,600.00
    ANN ARBOR        MI   48104          1            03/31/95

    00
    0380110032                           05           05/01/95

     0
    3840733                              O            04/01/25
    0


    1416004          766/728             F           44,200.00

    T
    URRUTIA             GUILLERMO        360         44,200.00

     1
    6345 COLLINS AVE. #505             9.375            367.63

    76
                                       9.125            367.63

  58,400.00
    MIAMI BEACH      FL   33141          1            04/28/95

    00
    0380112855                           06           06/01/95

     0
    95HA024                              O            05/01/25
    0


    1416017          686/686             F          145,000.00

    ZZ
    PITAMBER            KAMLA            360        145,000.00

     1
1


    77 CLINTON PARK DRIVE              9.650          1,235.14

    75
                                       9.400          1,235.14

 195,000.00
    BERGENFIELD      NJ   07621          1            04/07/95

    00
    0030816523807                        05           06/01/95

     0
    0030816523807                        O            05/01/25
    0


    1416019          686/686             F           27,500.00

    ZZ
    DEL GAIS            FRED     R       360         27,500.00

     1
    9795-B TABEBUIA TREE DRIVE         9.200            225.25

    36
    APT IX-315-B                       8.950            225.25

  77,500.00
    BOYNTON BEACH    FL   33436          1            04/05/95

    00
    0030816590871                        01           06/01/95

     0
    0030816590871                        O            05/01/25
    0


    1416023          686/686             F          232,500.00

    ZZ
    FAZILAT             ABDUL    R       360        232,500.00

     1
    9113 MEADOWCREEK LANE              9.050          1,879.12

    75
                                       8.800          1,879.12

 310,000.00
    LORTON           VA   22079          1            04/05/95

    00
    0030816644587                        03           06/01/95

     0
    0030816644587                        O            05/01/25
    0


    1416024          267/267             F          270,000.00

    ZZ
    BROWN               MICHAEL  H       360        270,000.00

     1
    5527 BLUEBELL AVENUE               8.875          2,148.25

    78
                                       8.625          2,148.25

 350,000.00
    VALLEY VILLAGE   CA   91607          2            04/06/95

    00
    7316745                              05           06/01/95

     0
    7316745                              O            05/01/25
    0


    1416044          083/728             F          235,600.00

    ZZ
    BOSCHEN             SHARON   L       360        235,471.31

     1
    26632 CHESTER DRIVE                9.000          1,895.69

    80
                                       8.750          1,895.69

 294,500.00
    LAGUNA HILLS     CA   92653          1            03/23/95

    00
    0380111188                           03           05/01/95

     0
    1080767                              O            04/01/25
    0


    1416050          A35/728             F          299,250.00

    ZZ
    PANDELIS            NICK             360        299,250.00

     1
    2223 VERSAILLES COURT              9.500          2,516.26

    75
                                       9.250          2,516.26

 399,000.00
    HENDERSON        NV   89014          1            04/27/95

    00
    0380115957                           03           06/01/95

     0
1


    2118                                 O            05/01/25
    0


    1416075          736/728             F          323,900.00

    ZZ
    ROBERTSON JR        RICHARD  H       360        323,900.00

     1
    2635 ANNANDALE                     9.125          2,635.36

    90
                                       8.875          2,635.36

 360,000.00
    TUSTIN           CA   92680          1            04/07/95

    21
    0380113804                           05           06/01/95

    25
    426834                               O            05/01/25
    0


    1416138          562/562             F          164,000.00

    ZZ
    SHASHATY            RICHARD          360        164,000.00

     1
    41 EAGLENEST ROAD                  9.000          1,319.59

    69
                                       8.750          1,319.59

 239,000.00
    FREEHOLD         NJ   07728          1            04/24/95

    00
    457085                               05           06/01/95

     0
    457085                               O            05/01/25
    0


    1416143          246/246             F          247,500.00

    ZZ
    PIERCE              JOHN     A       360        247,364.80

     1
    3715 TANGLEWOOD LANE               9.000          1,991.45

    75
                                       8.750          1,991.45

 330,000.00
    DAVIDSONVILLE    MD   21035          1            03/28/95

    00
    017884                               03           05/01/95

     0
    017884                               O            04/01/25
    0


    1416144          246/246             F           60,000.00

    ZZ
    DELONG              JANET            360         60,000.00

     1
    119 BATTLE MOUNTAIN ROAD           9.250            493.61

    37
                                       9.000            493.61

 166,000.00
    AMISSVILLE       VA   22002          1            04/13/95

    00
    88762                                05           06/01/95

     0
    88762                                O            05/01/25
    0


    1416157          560/560             F          255,200.00

    ZZ
    SETO                WILLIAM  R       360        230,350.55

     1
    3645   MAYFAIR RD NW              10.000          2,239.56

    80
                                       9.750          2,239.56

 319,000.00
    ATLANTA          GA   30342          1            07/16/90

    00
    217452853                            05           09/01/90

     0
    217452853                            O            08/01/20
    0


1


    1416158          560/560             F          232,000.00

    ZZ
    FLATZ               DOUGLAS  R       360        225,152.69

     1
    795 N FERNDALE RD                 10.375          2,100.54

    75
                                      10.125          2,100.54

 312,000.00
    WAYZATA          MN   55391          1            10/31/90

    00
    217530336                            05           12/01/90

     0
    217530336                            O            11/01/20
    0


    1416159          560/560             F          228,706.28

    ZZ
    KATZ                ROY      D       315        228,189.35

     1
    11 ARLEN WAY                      10.375          2,118.04

    77
                                      10.125          2,118.04

 299,000.00
    WEST HARTFORD    CT   06117          1            12/16/94

    00
    217847136                            05           03/01/95

     0
    217847136                            O            05/01/21
    0


    1416160          560/560             F          212,700.75

    ZZ
    SCIARAPPA           JOSEPH   M       318        212,176.65

     1
    106 HANSON RD                     10.375          1,966.25

    69
                                      10.125          1,966.25

 310,000.00
    CHESTER          NH   03036          1            12/20/94

    00
    217896265                            05           02/01/95

     0
    217896265                            O            07/01/21
    0


    1416161          560/560             F          207,518.60

    ZZ
    ASHONG              EMMANUEL F       318        207,142.86

     1
    6 REDSTONE RIDGE                  10.375          1,918.34

    85
                                      10.125          1,918.34

 245,000.00
    VOORHEES         NJ   08043          1            01/09/95

    11
    217940816                            05           03/01/95

    12
    217940816                            O            08/01/21
    0


    1416162          560/560             F          149,507.49

    ZZ
    CAPONE              LAWRENCE         325        149,034.81

     1
    6906 HALL DRIVE                    9.875          1,322.50

    47
                                       9.625          1,322.50

 320,000.00
    BERLIN           MD   21811          1            11/22/94

    00
    220069132                            05           01/01/95

     0
    220069132                            O            01/01/22
    0


    1416163          560/560             F          115,619.81

    T
    SCHALL JR           KIRBY    J       329        114,867.07

     1
    4532 39TH STREET SOUTH             9.000            948.31

    68
                                       8.750            948.31

 171,500.00
1


    ST. PETERSBURG   FL   33711          1            06/06/94

    00
    220074298                            05           09/01/94

     0
    220074298                            O            01/01/22
    0


    1416164          560/560             F          189,695.25

    ZZ
    KAZIGO              JOSEPH   M       328        186,988.70

     1
    RTE 202 MILL DAM STREET           10.000          1,692.03

    55
                                       9.750          1,692.03

 350,000.00
    SOMERS           NY   10540          1            10/06/94

    00
    220142004                            05           12/01/94

     0
    220142004                            O            03/01/22
    0


    1416165          560/560             F          260,800.00

    ZZ
    ONTJES              GENE     K       360        260,263.84

     1
    9 LAURA LYNN LANE                  8.875          2,075.04

    80
                                       8.625          2,075.04

 326,000.00
    GLEN MILLS       PA   19342          1            02/17/95

    00
    450083795                            05           04/01/95

     0
    450083795                            O            03/01/25
    0


    1416167          560/560             F          318,250.00

    ZZ
    ABRAMCHECK          FRANK    J       360        317,891.84

     1
    8278 ARMETALE LANE                 8.875          2,532.14

    95
                                       8.625          2,532.14

 335,000.00
    FAIRFAX STATION  VA   22039          1            02/28/95

    10
    450089453                            03           04/01/95

    30
    450089453                            O            03/01/25
    0


    1416168          560/560             F          230,000.00

    R
    TSANG               KWONG    L       360        229,883.86

     1
    537 SILVERADO DRIVE                9.375          1,913.02

    52
                                       9.125          1,913.02

 450,000.00
    LAFAYETTE        CA   94549          1            02/10/95

    00
    450093521                            05           05/01/95

     0
    450093521                            O            04/01/25
    0


    1416169          560/560             F          116,850.00

    ZZ
    CICCARIELLO         RONALD           360        116,782.77

     1
    10981 HAYDEN DRIVE                 8.750            919.26

    70
                                       8.500            919.26

 168,000.00
    BOCA RATON       FL   33498          1            03/15/95

    00
    450096912                            03           05/01/95

     0
    450096912                            O            04/01/25
    0
1




    1416170          560/560             F          340,000.00

    ZZ
    BAGGETT             ROBERT   W       360        339,819.07

     1
    142 17TH STREET                    9.125          2,766.35

    80
                                       8.875          2,766.35

 425,000.00
    ATLANTA          GA   30309          1            03/15/95

    00
    450097019                            05           05/01/95

     0
    450097019                            O            04/01/25
    0


    1416171          560/560             F           85,000.00

    ZZ
    COHEN               JACK     S       360         84,951.09

     1
    249 LONGWOOD ROAD                  8.750            668.70

    29
                                       8.500            668.70

 300,000.00
    KENNETT SQUARE   PA   19348          1            03/15/95

    00
    450097027                            03           05/01/95

     0
    450097027                            O            04/01/25
    0


    1416172          560/560             F          256,850.00

    ZZ
    DEBOEVER            GEORGE   V       360        256,720.29

     1
    505 RAVEN PLACE                    9.375          2,136.35

    95
                                       9.125          2,136.35

 270,375.00
    CLAYTON          CA   94517          1            03/01/95

    04
    450097829                            05           05/01/95

    25
    450097829                            O            04/01/25
    0


    1416173          560/560             F          238,500.00

    ZZ
    LUNEY JR            PERCY    R       360        238,379.56

     1
    2800 CHURCHILL ROAD                9.375          1,983.72

    90
                                       9.125          1,983.72

 265,000.00
    RALEIGH          NC   27607          1            03/17/95

    10
    450098546                            05           05/01/95

    25
    450098546                            O            04/01/25
    0


    1416174          560/560             F          209,600.00

    ZZ
    MCLAUGHLIN          PATRICK  M       360        209,482.50

     1
    34 CRAWFORD ROAD                   8.875          1,667.67

    80
                                       8.625          1,667.67

 262,000.00
    AUDUBON          PA   19403          1            03/20/95

    00
    450099197                            05           05/01/95

     0
    450099197                            O            04/01/25
    0


    1416175          560/560             F          520,000.00

    ZZ
    RUIZ                MANUEL   J       360        519,708.48

     1
1


    19136 OAHU LANE                    8.875          4,137.35

    80
                                       8.625          4,137.35

 650,000.00
    SARATOGA         CA   95070          1            03/15/95

    00
    450099700                            05           05/01/95

     0
    450099700                            O            04/01/25
    0


    1416179          560/560             F          328,000.00

    ZZ
    MANNING             JOSEPH           300        327,719.40

     1
    121 WETUMPKA LANE                  9.250          2,808.93

    80
                                       9.000          2,808.93

 410,000.00
    WATCHUNG         NJ   07060          2            03/20/95

    00
    450102322                            05           05/01/95

     0
    450102322                            O            04/01/20
    0


    1416180          560/560             F          225,380.00

    ZZ
    DESHON IV           DANIEL   A       360        225,274.85

     1
    210 CONDOR WAY                     9.750          1,936.36

    95
                                       9.500          1,936.36

 237,247.00
    CLAYTON          CA   94517          1            03/06/95

    10
    450102769                            05           05/01/95

    30
    450102769                            O            04/01/25
    0


    1416181          560/560             F           68,650.00

    ZZ
    SANDOVAL            MARIA    L       360         68,614.41

     1
    6068 NORTH GOLDEN EAGLE DRIVE      9.250            564.77

    32
                                       9.000            564.77

 215,500.00
    TUCSON           AZ   85715          1            03/14/95

    00
    450102827                            03           05/01/95

     0
    450102827                            O            04/01/25
    0


    1416182          560/560             F          104,400.00

    T
    JOHNSON             KEN              360        104,345.88

     1
    640 VILLAGE ROAD #102              9.250            858.87

    80
                                       9.000            858.87

 130,500.00
    BRECKENRIDGE     CO   80424          1            03/27/95

    00
    450102884                            01           05/01/95

     0
    450102884                            O            04/01/25
    0


    1416184          560/560             F          185,000.00

    ZZ
    DIEFENDORF          WARREN   L       360        184,896.29

     1
    32847 NORTH 68TH PLACE             8.875          1,471.94

    75
                                       8.625          1,471.94

 246,788.00
    SCOTTSDALE       AZ   85262          1            03/20/95

    00
    450103619                            03           05/01/95

     0
1


    450103619                            O            04/01/25
    0


    1416185          560/560             F          215,000.00

    ZZ
    OLIN                LEONARD  I       360        214,882.56

     1
    21 DUCKS HEAD                      9.000          1,729.94

    52
                                       8.750          1,729.94

 415,000.00
    NEW CASTLE       NH   03854          1            03/29/95

    00
    450103742                            01           05/01/95

     0
    450103742                            O            04/01/25
    0


    1416186          560/560             F          161,000.00

    ZZ
    TESSLER             DEBORAH  A       360        160,918.69

     1
    100 HOPKINS STREET                 9.375          1,339.12

    75
                                       9.125          1,339.12

 216,000.00
    HILLSDALE        NJ   07642          1            03/29/95

    00
    450104104                            05           05/01/95

     0
    450104104                            O            04/01/25
    0


    1416187          560/560             F          324,000.00

    ZZ
    CUDNEY              ROBERT   E       360        323,201.64

     1
    1 DERNE PLACE                      9.375          2,694.87

    90
                                       9.125          2,694.87

 364,000.00
    LAGUNA NIGUEL    CA   92677          1            03/02/95

    10
    450104401                            05           05/01/95

    25
    450104401                            O            04/01/25
    0


    1416188          560/560             F          224,000.00

    ZZ
    DEGEAL              GEORGE   W       360        223,886.88

     1
    815 NORTH HAZELWOOD LANE           9.375          1,863.12

    80
                                       9.125          1,863.12

 280,000.00
    PRESCOTT         AZ   86301          1            03/15/95

    00
    450104427                            05           05/01/95

     0
    450104427                            O            04/01/25
    0


    1416189          560/560             F          237,450.00

    ZZ
    GARZA               JOHN     J       360        237,330.09

     1
    1377 SCOSSA AVENUE                 9.375          1,974.99

    95
                                       9.125          1,974.99

 249,950.00
    SAN JOSE         CA   95118          1            03/22/95

    10
    450104476                            05           05/01/95

    30
    450104476                            O            04/01/25
    0


1


    1416191          560/560             F          394,500.00

    ZZ
    CHURCHWELL          GEORGE   H       360        394,284.51

     1
    12520 PHILMONT DRIVE               9.000          3,174.24

    90
                                       8.750          3,174.24

 438,348.00
    HERNDON          VA   22070          1            03/30/95

    04
    450104898                            03           05/01/95

    30
    450104898                            O            04/01/25
    0


    1416193          560/560             F           94,500.00

    ZZ
    DUBOIS              RICHARD  A       360         94,454.73

     1
    80 YANKEE AVENUE                   9.625            803.24

    95
                                       9.375            803.24

  99,500.00
    BANGOR           ME   04401          1            03/30/95

    04
    450105713                            05           05/01/95

    30
    450105713                            O            04/01/25
    0


    1416194          560/560             F           65,000.00

    ZZ
    SHEARER             MARLIN   R       360         64,966.30

     1
    3 MINERAL STREET                   9.250            534.74

    50
                                       9.000            534.74

 130,000.00
    IPSWICH          MA   01938          1            03/30/95

    00
    450106034                            05           05/01/95

     0
    450106034                            O            04/01/25
    0


    1416195          560/560             F          418,850.00

    ZZ
    KAMINSKY            JORGE    A       360        418,654.59

     1
    317 SUNSET DRIVE                   9.750          3,598.57

    90
                                       9.500          3,598.57

 465,443.00
    DANVILLE         CA   94506          1            03/30/95

    10
    450106133                            03           05/01/95

    25
    450106133                            O            04/01/25
    0


    1416197          560/560             F          294,000.00

    ZZ
    THIELEMIER          STEPHEN  J       360        293,835.17

     1
    10130 COUNTRY WAY DRIVE            8.875          2,339.20

    75
                                       8.625          2,339.20

 392,000.00
    CORDOVA          TN   38018          4            03/31/95

    00
    450106448                            05           05/01/95

     0
    450106448                            O            04/01/25
    0


    1416198          560/560             F          280,800.00

    ZZ
    LAND                KEITH    W       360        280,634.22

     1
    102 PADDOCK DRIVE                  8.625          2,184.03

    90
                                       8.375          2,184.03

 312,000.00
1


    SPRINGFIELD TWP  NJ   08022          1            03/31/95

    04
    450107347                            05           05/01/95

    25
    450107347                            O            04/01/25
    0


    1416201          560/560             F          250,000.00

    ZZ
    CHALEFF             PHILIP   L       360        249,659.85

     1
    230 CINNABAR LANE                  8.875          1,989.11

    75
                                       8.625          1,989.11

 337,270.00
    YARDLEY          PA   19067          1            03/31/95

    00
    450108097                            05           05/01/95

     0
    450108097                            O            04/01/25
    0


    1416202          560/560             F          368,000.00

    ZZ
    FOLTYNEWICZ         GARY     L       360        367,809.22

     1
    1002 OLD HICKORY BLVD              9.250          3,027.45

    66
                                       9.000          3,027.45

 562,500.00
    BRENTWOOD        TN   37027          2            03/27/95

    00
    450108964                            05           05/01/95

     0
    450108964                            O            04/01/25
    0


    1416203          560/560             F          209,000.00

    ZZ
    BARTOLI             DAN              360        208,888.78

     1
    1262 NORTH MCKEMY AVENUE           9.125          1,700.49

    95
                                       8.875          1,700.49

 220,000.00
    CHANDLER         AZ   85226          1            03/29/95

    04
    450109574                            03           05/01/95

    30
    450109574                            O            04/01/25
    0


    1416204          560/560             F           49,150.00

    ZZ
    LACHOWICZ           TANYA    E       360         49,124.52

     1
    334 EAST 16TH STREET               9.250            404.34

    52
                                       9.000            404.34

  95,000.00
    TUCSON           AZ   85701          2            03/17/95

    00
    450110614                            05           05/01/95

     0
    450110614                            O            04/01/25
    0


    1416205          560/560             F          213,000.00

    ZZ
    RAMADAN             YUSUF            360        213,000.00

     1
    11 IRVING PLACE                    9.250          1,752.30

    89
                                       9.000          1,752.30

 241,000.00
    NEW ROCHELLE     NY   10801          1            04/04/95

    10
    450110895                            05           06/01/95

    17
    450110895                            O            05/01/25
    0
1




    1416207          560/560             F          140,000.00

    ZZ
    ALVAREZ             RAMON    F       360        139,919.45

     1
    2120 HOLLY DRIVE                   8.750          1,101.38

    50
                                       8.500          1,101.38

 280,000.00
    LOS ANGELES      CA   90068          6            03/31/95

    00
    450111364                            05           05/01/95

     0
    450111364                            O            04/01/25
    0


    1416211          560/560             F          269,850.00

    ZZ
    MADDEN              ROBERT   J       360        269,850.00

     1
    2549 SHOOTING STAR PLACE           9.750          2,318.43

    90
                                       9.500          2,318.43

 299,900.00
    ALPINE           CA   91901          1            03/31/95

    04
    450112305                            05           06/01/95

    25
    450112305                            O            05/01/25
    0


    1416212          560/560             F          224,000.00

    ZZ
    CASALONE            JOSEPH   J       360        224,000.00

     1
    220 HARBOR LANE EAST               9.750          1,924.51

    30
                                       9.500          1,924.51

 750,000.00
    MASSAPEQUA PK    NY   11762          5            04/06/95

    00
    450113048                            05           06/01/95

     0
    450113048                            O            05/01/25
    0


    1416213          560/560             F          120,000.00

    ZZ
    WONG                THOMAS   J       360        120,000.00

     1
    369 OGDEN AVENUE                   9.625          1,019.99

    71
                                       9.375          1,019.99

 170,000.00
    TEANECK          NJ   07666          1            04/11/95

    00
    450113121                            05           06/01/95

     0
    450113121                            O            05/01/25
    0


    1416214          560/560             F           42,500.00

    ZZ
    HERSHEY             KATHLEEN L       360         42,500.00

     1
    6076 REGENT DRIVE                  8.875            338.15

    39
                                       8.625            338.15

 111,000.00
    HARRISBURG       PA   17112          1            04/11/95

    00
    450113162                            05           06/01/95

     0
    450113162                            O            05/01/25
    0


    1416217          560/560             F          230,000.00

    ZZ
    CAMPBELL            CHARLES  W       360        230,000.00

     1
1


    862 WHITMOOR DRIVE                 9.375          1,913.02

    78
                                       9.125          1,913.02

 295,000.00
    ST. CHARLES      MO   63304          1            04/12/95

    00
    450113410                            05           06/01/95

     0
    450113410                            O            05/01/25
    0


    1416219          560/560             F          130,000.00

    ZZ
    DEMOYA JR           RENE             360        130,000.00

     1
    4550 SOUTH WEST 99 COURT           9.000          1,046.01

    73
                                       8.750          1,046.01

 180,000.00
    MIAMI            FL   33165          1            04/13/95

    00
    450114210                            05           06/01/95

     0
    450114210                            O            05/01/25
    0


    1416221          560/560             F          240,980.00

    ZZ
    SCHMITZ             STEPHEN  G       360        240,980.00

     1
    12196 NORTH 138TH WAY              9.250          1,982.48

    90
                                       9.000          1,982.48

 267,761.00
    SCOTTSDALE       AZ   85259          1            04/13/95

    04
    450115076                            03           06/01/95

    25
    450115076                            O            05/01/25
    0


    1416225          560/560             F          293,000.00

    ZZ
    LIECHTY             STANLEY  R       360        293,000.00

     1
    1008 ERIEL AVENUE                  8.750          2,305.03

    80
                                       8.500          2,305.03

 367,000.00
    TORRANCE         CA   90503          1            04/06/95

    00
    450117346                            05           06/01/95

     0
    450117346                            O            05/01/25
    0


    1416226          560/560             F           78,000.00

    ZZ
    GANEV               KIRIL    D       360         78,000.00

     1
    5035 NORTH KILDARE                 9.000            627.61

    60
                                       8.750            627.61

 130,000.00
    CHICAGO          IL   60630          1            04/21/95

    00
    450118104                            05           06/01/95

     0
    450118104                            O            05/01/25
    0


    1416227          560/560             F          220,450.00

    ZZ
    PURCELL             MARTIN           360        220,450.00

     1
    824 HARDELL LANE                   9.000          1,773.79

    90
                                       8.750          1,773.79

 245,000.00
    VISTA            CA   92084          1            04/14/95

    10
    450119136                            05           06/01/95

    25
1


    450119136                            O            05/01/25
    0


    1416244          069/728             F          304,500.00

    ZZ
    HOOKS SR            DALTON   L       360        304,337.95

     1
    187 HARVARD COURT                  9.125          2,477.52

    75
                                       8.875          2,477.52

 406,000.00
    HENDERSON        NV   89014          2            03/30/95

    00
    0380111824                           03           05/01/95

     0
    2352027613                           O            04/01/25
    0


    1416289          719/728             F          227,000.00

    ZZ
    NASIOS              VASILIOS         360        227,000.00

     1
    1010 HAWLINGS ROAD                 9.500          1,908.74

    59
                                       9.250          1,908.74

 385,000.00
    BROOKEVILLE      MD   20833          2            04/18/95

    00
    0380112061                           05           06/01/95

     0
    360010898                            O            05/01/25
    0


    1416293          688/728             F           60,000.00

    ZZ
    SHEPARD             BRAD             360         59,968.89

     1
    2208 WEST 49TH STREET              9.250            493.61

    62
                                       9.000            493.61

  98,000.00
    AUSTIN           TX   78751          1            03/10/95

    00
    0380112152                           05           05/01/95

     0
    0917339                              O            04/01/25
    0


    1416346          637/728             F          230,400.00

    ZZ
    CRYSDALE            MATTHEW  C       360        230,400.00

     1
    917 SAVOY COURT                    8.875          1,833.17

    80
                                       8.625          1,833.17

 288,000.00
    PETALUMA         CA   94954          1            04/19/95

    00
    0380113010                           05           06/01/95

     0
    3502531                              O            05/01/25
    0


    1416348          232/232             F          280,000.00

    ZZ
    CHAN                ALVIN            360        280,000.00

     1
    734 BERKSHIRE DRIVE                8.500          2,152.96

    66
                                       8.250          2,152.96

 430,000.00
    MILLBRAE         CA   94030          1            04/13/95

    00
    9711979                              05           06/01/95

     0
    9711979                              O            05/01/25
    0


1


    1416369          637/728             F          388,000.00

    ZZ
    PORRINO             PETER    D       360        388,000.00

     1
    3305 JEREMY COURT                  8.875          3,087.11

    80
                                       8.625          3,087.11

 485,000.00
    SANTA ROSA       CA   95404          1            04/12/95

    00
    0380113002                           05           06/01/95

     0
    3502127                              O            05/01/25
    0


    1416374          051/728             F          136,000.00

    ZZ
    COREY               DEBBIE   L       360        136,000.00

     1
    4801 EAST GARLAND STREET           9.125          1,106.54

    68
                                       8.875          1,106.54

 200,000.00
    ANAHEIM          CA   92807          1            04/05/95

    00
    0380112780                           05           06/01/95

     0
    10106388                             O            05/01/25
    0


    1416449          561/728             F          181,300.00

    ZZ
    BRINSON             CLEALIA  L       360        181,300.00

     1
    4 JERI LANE                        8.875          1,442.51

    70
                                       8.625          1,442.51

 259,900.00
    OLD BRIDGE       NJ   08857          1            04/12/95

    00
    0380112129                           05           06/01/95

     0
    8480865                              O            05/01/25
    0


    1416454          480/728             F          153,750.00

    ZZ
    THOMPSON            ROBERT   P       360        153,750.00

     1
    2066 MONTANA AVENUE NE             9.375          1,278.81

    75
                                       9.125          1,278.81

 205,000.00
    ST. PETERSBURG   FL   33703          1            04/12/95

    00
    0380112228                           05           06/01/95

     0
    1049378                              O            05/01/25
    0


    1416465          232/232             F          270,000.00

    ZZ
    KATAOKA             JEFF             360        269,867.19

     1
    12 WALNUT BAY COURT                9.500          2,270.31

    73
                                       9.250          2,270.31

 373,950.00
    SACRAMENTO       CA   95831          2            03/16/95

    00
    309710542                            05           05/01/95

     0
    309710542                            O            04/01/25
    0


    1416474          670/670             F        1,000,000.00

    ZZ
    BENASSI             JOHN     M       360        998,512.64

     1
    15306 LAS PLANIDERAS               9.500          8,408.55

    77
                                       9.250          8,408.55
1,300,000.00
1


    RANCHO SANTA FE  CA   92067          1            01/18/95

    00
    29609070                             03           03/01/95

     0
    29609070                             O            02/01/25
    0


    1416475          670/670             F          204,000.00

    ZZ
    REYES               JULIO            360        203,696.56

     1
    935 24 ROAD                        9.500          1,715.35

    80
                                       9.250          1,715.35

 255,000.00
    GRAND JUNCTION   CO   81505          2            01/31/95

    00
    1027040                              05           03/01/95

     0
    1027040                              O            02/01/25
    0


    1416483          670/670             F          297,000.00

    ZZ
    CHATURVEDI          RAHUL            360        296,865.06

     1
    6 FOUNDRY ROAD                     9.875          2,579.00

    89
                                       9.625          2,579.00

 334,000.00
    SHARON           MA   02067          2            03/13/95

    11
    1091843                              05           05/01/95

    25
    1091843                              O            04/01/25
    0


    1416484          670/670             F          300,000.00

    ZZ
    KLEINBERG           EVAN             360        299,831.81

     1
    10 OLD PINE DRIVE                  8.875          2,386.94

    48
                                       8.625          2,386.94

 628,960.00
    EAST HAMPTON     NY   11937          1            03/17/95

    00
    1102486                              05           05/01/95

     0
    1102486                              O            04/01/25
    0


    1416486          670/670             F          499,950.00

    ZZ
    LEE                 ROBERT   B       360        499,517.50

     1
    915 OLD POST ROAD                 10.125          4,433.67

    75
                                       9.875          4,433.67

 675,000.00
    FAIRFIELD        CT   06430          1            02/23/95

    00
    12846810                             05           04/01/95

     0
    12846810                             O            03/01/25
    0


    1416494          670/670             F          975,000.00

    ZZ
    BERUFF              EDUARDO          360        975,000.00

     1
    5200 PARTRIDGE LANE NW             8.875          7,757.54

    75
                                       8.625          7,757.54
1,300,000.00
    WASHINGTON       DC   20016          1            04/03/95

    00
    2224640                              05           06/01/95

     0
    2224640                              O            05/01/25
    0
1




    1416497          670/670             F          305,000.00

    ZZ
    HEATH               SCOTT            360        304,824.52

     1
    205 COLUMBIA AVENUE                8.750          2,399.44

    76
                                       8.500          2,399.44

 405,000.00
    KENSINGTON       CA   94708          1            03/22/95

    00
    2318075                              05           05/01/95

     0
    2318075                              O            04/01/25
    0


    1416498          670/670             F          211,300.00

    ZZ
    SILVA               TIMOTHY  W       360        211,193.29

     1
    2420 TUNLAW ROAD NW                9.375          1,757.49

    95
                                       9.125          1,757.49

 222,500.00
    WASHINGTON       DC   20007          1            03/29/95

    14
    2388707                              07           05/01/95

    30
    2388707                              O            04/01/25
    0


    1416499          670/670             F          325,000.00

    ZZ
    STEINBERG           WILLIAM  S       360        324,840.14

    28
    733 PARK AVENUE APT 2ND FLOOR      9.500          2,732.78

    24
                                       9.250          2,732.78
1,375,000.00
    NEW YORK         NY   10021          5            03/17/95

    00
    2437180                              14           05/01/95

     0
    2437180                              O            04/01/25
    0


    1416500          670/670             F          344,000.00

    ZZ
    GALEL               ZEV              360        343,821.66

     1
    13119 LA BARRANCA ROAD             9.250          2,830.01

    42
                                       9.000          2,830.01

 830,000.00
    LOS ALTOS HILLS  CA   94022          1            03/10/95

    00
    2881128                              05           05/01/95

     0
    2881128                              O            04/01/25
    0


    1416504          670/670             F          367,320.00

    ZZ
    CAMPBELL IV         DAVID    W       360        366,917.22

     1
    5108 HUISACHE STREET               9.000          2,955.54

    80
                                       8.750          2,955.54

 459,150.00
    BELLAIRE         TX   77401          4            02/16/95

    00
    2948308                              05           04/01/95

     0
    2948308                              O            03/01/25
    0


    1416507          670/670             F          199,000.00

    ZZ
    UCHIL               SANJEEV          240        198,706.74

     1
1


    2258 W 233RD ST                    9.125          1,806.49

    74
                                       8.875          1,806.49

 270,000.00
    TORRANCE         CA   90501          2            03/24/95

    00
    2949571                              05           05/01/95

     0
    2949571                              O            04/01/15
    0


    1416508          670/670             F          203,150.00

    ZZ
    BAUER JR            FRED     M       360        203,031.29

     1
    14140 NW HARVEST LANE              8.675          1,587.32

    55
                                       8.425          1,587.32

 375,000.00
    PORTLAND         OR   97229          2            03/24/95

    00
    2952530                              05           05/01/95

     0
    2952530                              O            04/01/25
    0


    1416509          670/670             F          268,000.00

    ZZ
    COVER               HERBERT  S       360        267,867.05

     1
    6924 E NIGHT GLOW CIRCLE           9.460          2,245.68

    80
                                       9.210          2,245.68

 336,048.00
    SCOTTSDALE       AZ   85262          1            03/16/95

    00
    2954630                              03           05/01/95

     0
    2954630                              O            04/01/25
    0


    1416510          670/670             F          460,000.00

    ZZ
    KENNEDY             JOHN     F       360        459,721.32

     1
    363 CREST ROAD                     8.500          3,537.01

    80
                                       8.250          3,537.01

 575,000.00
    RIDGEWOOD        NJ   07450          1            03/24/95

    00
    2956675                              05           05/01/95

     0
    2956675                              O            04/01/25
    0


    1416511          670/670             F          650,000.00

    ZZ
    TROOBOFF            STEVAN           360        649,593.91

     1
    35 DAWN HARBOR LANE                8.350          4,929.01

    73
    (T/O GREENWICH)                    8.100          4,929.01

 900,000.00
    RIVERSIDE        CT   06878          1            03/28/95

    00
    2960176                              05           05/01/95

     0
    2960176                              O            04/01/25
    0


    1416513          670/670             F          260,000.00

    ZZ
    ANDREOLI            CHRISTINE        360        259,850.57

     1
    123 NYAC AVENUE                    8.755          2,046.35

    69
                                       8.505          2,046.35

 378,000.00
    PELHAM           NY   10803          1            03/23/95

    00
    2960214                              05           05/01/95

     0
1


    2960214                              O            04/01/25
    0


    1416515          670/670             F          259,817.00

    ZZ
    GUTIERREZ           MICHAEL          360        259,669.05

     1
    2603 TRAIL OF THE MADRONES         8.800          2,053.27

    80
                                       8.550          2,053.27

 324,772.00
    AUSTIN           TX   78746          1            03/08/95

    00
    2961172                              05           05/01/95

     0
    2961172                              O            04/01/25
    0


    1416518          670/670             F          300,000.00

    ZZ
    MERCOGLIANO         GIANCARLO        360        299,827.39

     1
    1315 SUMMERHILL DRIVE              8.750          2,360.11

    67
                                       8.500          2,360.11

 450,900.00
    MALVERN          PA   19355          1            03/31/95

    00
    2966115                              05           05/01/95

     0
    2966115                              O            04/01/25
    0


    1416520          670/670             F          289,600.00

    ZZ
    PEEL                THOMAS   B       360        289,420.00

     1
    4519 HOCKADAY DRIVE                8.375          2,201.17

    80
                                       8.125          2,201.17

 362,000.00
    DALLAS           TX   75229          1            03/31/95

    00
    2966999                              05           05/01/95

     0
    2966999                              O            04/01/25
    0


    1416521          670/670             F          330,000.00

    ZZ
    MURPHY              TIMOTHY  P       360        330,000.00

     1
    27      HUDSON CIRCLE              8.875          2,625.63

    70
                                       8.625          2,625.63

 475,000.00
    HOUSTON          TX   77024          1            04/10/95

    00
    30010543                             05           06/01/95

     0
    30010543                             O            05/01/25
    0


    1416523          670/670             F          456,000.00

    ZZ
    JANSEN              SUSAN    E       360        455,757.33

     1
    10051 CIELO DRIVE                  9.125          3,710.17

    80
                                       8.875          3,710.17

 570,000.00
    LOS ANGELES      CA   90210          1            03/10/95

    00
    337986                               05           05/01/95

     0
    337986                               O            04/01/25
    0


1


    1416524          670/670             F          475,000.00

    ZZ
    BACHMAN             BRUCE    M       360        475,000.00

     1
    4 ROCKCRESS WAY                    8.870          3,777.62

    74
                                       8.620          3,777.62

 647,314.00
    MOUNT LAUREL     NJ   08055          1            04/06/95

    00
    344354                               03           06/01/95

     0
    344354                               O            05/01/25
    0


    1416526          670/670             F          250,000.00

    ZZ
    MATZA               ROBIN            360        249,863.44

     1
    975 GREENFIELD ROAD                9.000          2,011.56

    76
                                       8.750          2,011.56

 330,000.00
    WOODMERE         NY   11598          1            03/27/95

    00
    443247                               05           05/01/95

     0
    443247                               O            04/01/25
    0


    1416527          670/670             F          300,000.00

    ZZ
    BROWNSTEIN          WILLIAM          360        299,846.74

     1
    45 EAGLE CHASE #45                 9.320          2,483.26

    67
                                       9.070          2,483.26

 450,000.00
    WOODBURY         NY   11797          1            03/31/95

    00
    443271                               01           05/01/95

     0
    443271                               O            04/01/25
    0


    1416529          670/670             F          285,000.00

    ZZ
    DANILO              JEFFREY          360        284,840.06

     1
    211 BRIARWOOD COURT                8.870          2,266.57

    64
                                       8.620          2,266.57

 449,600.00
    DOYLESTOWN       PA   18901          4            03/16/95

    00
    478148                               05           05/01/95

     0
    478148                               O            04/01/25
    0


    1416530          670/670             F          250,000.00

    ZZ
    SWARD               JEFFREY  A       360        249,857.20

     1
    114 BUHLMONT DRIVE                 8.785          1,973.01

    74
                                       8.535          1,973.01

 339,000.00
    SEWICKLEY        PA   15143          1            03/30/95

    00
    4852885                              05           05/01/95

     0
    4852885                              O            04/01/25
    0


    1416532          670/670             F          157,000.00

    ZZ
    ALCORN              ROBERT   K       360        156,909.67

     1
    420 NORTH VEGA STREET              8.750          1,235.12

    58
                                       8.500          1,235.12

 272,000.00
1


    ALHAMBRA         CA   91801          1            02/28/95

    00
    504793                               05           05/01/95

     0
    504793                               O            04/01/25
    0


    1416535          670/670             F          205,000.00

    ZZ
    STEVENS             SANDRA   A       360        205,000.00

     1
    7759 SHAUGHNESSY ROAD              9.600          1,738.73

    67
                                       9.350          1,738.73

 310,000.00
    EDINA            MN   55439          1            04/06/95

    00
    510343                               03           06/01/95

     0
    510343                               O            05/01/25
    0


    1416536          670/670             F          332,500.00

    T
    KOENIGSBERG         MAYNARD          360        332,327.62

     1
    13644 RIVOLI DRIVE                 9.250          2,735.40

    70
                                       9.000          2,735.40

 475,000.00
    PALM BEACH GARD  FL   33410          1            03/20/95

    00
    513113                               03           05/01/95

     0
    513113                               O            04/01/25
    0


    1416537          670/670             F          256,000.00

    ZZ
    MOTTEK              HARRY    H       360        255,860.16

     1
    28826 N 111TH PLACE                9.000          2,059.84

    79
                                       8.750          2,059.84

 324,123.00
    SCOTTSDALE       AZ   85262          1            03/15/95

    00
    582115                               03           05/01/95

     0
    582115                               O            04/01/25
    0


    1416541          670/670             F          228,000.00

    ZZ
    GANTMAN             DAVID            360        227,878.66

     1
    771 PONDHAVEN LANE                 9.125          1,855.09

    95
                                       8.875          1,855.09

 240,000.00
    MENDOTA HEIGHTS  MN   55120          1            03/27/95

    04
    7917988                              05           05/01/95

    30
    7917988                              O            04/01/25
    0


    1416542          670/670             F          250,000.00

    ZZ
    DE CESARE           GERALD   A       360        249,866.95

     1
    3029 SHINNECOCK HILLS DR           9.125          2,034.09

    62
                                       8.875          2,034.09

 409,000.00
    DULUTH           GA   30136          1            03/24/95

    00
    7944209                              05           05/01/95

     0
    7944209                              O            04/01/25
    0
1




    1416544          670/670             F          217,000.00

    ZZ
    ROSEBROOK           JEB      J       360        216,893.26

     1
    7513 EAST WINDROSE DRIVE           9.500          1,824.66

    70
                                       9.250          1,824.66

 310,000.00
    SCOTTSDALE       AZ   85260          1            03/03/95

    00
    7992009                              05           05/01/95

     0
    7992009                              O            04/01/25
    0


    1416548          670/670             F          291,900.00

    ZZ
    SCHULTZ             TIMOTHY  P       360        291,752.59

     1
    459 TREE HOLLOW COURT              9.375          2,427.88

    80
                                       9.125          2,427.88

 364,900.00
    SIMI VALLEY      CA   93065          1            03/08/95

    00
    8291390                              03           05/01/95

     0
    8291390                              O            04/01/25
    0


    1416552          670/670             F          365,000.00

    ZZ
    GOLDIN              BRUCE    S       360        364,778.88

     1
    9801 PAW PAW WAY                   8.500          2,806.54

    75
                                       8.250          2,806.54

 490,514.00
    POTOMAC          MD   20850          1            03/31/95

    00
    8388598                              05           05/01/95

     0
    8388598                              O            04/01/25
    0


    1416554          670/670             F          237,400.00

    ZZ
    DOHERTY             GRACE    B       360        237,400.00

     1
    18 LAFAYETTE AVENUE                9.000          1,910.18

    72
                                       8.750          1,910.18

 330,000.00
    HINGHAM          MA   02043          2            04/07/95

    00
    8520291                              05           06/01/95

     0
    8520291                              O            05/01/25
    0


    1416555          670/670             F          324,000.00

    ZZ
    HUTH                MARK     M       360        323,827.58

     1
    225 MARIPOSA TERRACE               9.125          2,636.17

    90
                                       8.875          2,636.17

 360,000.00
    MEDFORD          OR   97504          1            03/16/95

    14
    8526087                              05           05/01/95

    25
    8526087                              O            04/01/25
    0


    1416556          670/670             F          228,000.00

    ZZ
    WEIBURG             STEVEN           360        228,000.00

     1
1


    77      RAVENNA STREET             9.250          1,875.70

    80
                                       9.000          1,875.70

 285,000.00
    STATEN ISLAND    NY   10312          1            04/11/95

    00
    8527024                              05           06/01/95

     0
    8527024                              O            05/01/25
    0


    1416557          670/670             F          210,600.00

    ZZ
    MC GARY             FRETIAS          360        210,481.93

     1
    4972 STACY STREET                  8.875          1,675.63

    90
                                       8.625          1,675.63

 234,000.00
    OAKLAND          CA   94605          1            03/13/95

    10
    8542091                              05           05/01/95

    17
    8542091                              O            04/01/25
    0


    1416560          670/670             F          292,500.00

    ZZ
    SMETS               STEVEN           360        291,326.31

     1
    90 CIRCLE DRIVE                    8.875          2,327.27

    89
                                       8.625          2,327.27

 330,000.00
    BUFFALO GROVE    IL   60089          1            09/28/94

    14
    870528                               05           11/01/94

    17
    870528                               O            10/01/24
    0


    1416561          670/670             F          221,400.00

    ZZ
    HUNT                THOMAS   B       360        221,291.09

     1
    31 ST AGNES LANE                   9.500          1,861.66

    95
    CITY OF ALBANY                     9.250          1,861.66

 233,100.00
    LOUDONVILLE      NY   12211          1            03/31/95

    04
    8781095                              05           05/01/95

    25
    8781095                              O            04/01/25
    0


    1416563          670/670             F          413,000.00

    ZZ
    ZABOSKI             JAMES    B       360        412,762.38

     1
    34 GOLDSTONE COURT                 8.750          3,249.08

    52
                                       8.500          3,249.08

 795,000.00
    DANVILLE         CA   94506          2            03/28/95

    00
    9004823                              03           05/01/95

     0
    9004823                              O            04/01/25
    0


    1416564          670/670             F          272,000.00

    ZZ
    DANG                HAI      V       360        271,847.51

     1
    12626 LIDDINGTON STREET            8.875          2,164.16

    80
                                       8.625          2,164.16

 340,000.00
    CERRITOS         CA   90703          1            03/16/95

    00
    9022295                              05           05/01/95

     0
1


    9022295                              O            04/01/25
    0


    1416565          670/670             F          311,250.00

    ZZ
    MARTIN              JAMES    A       360        311,096.90

     1
    16319 EAST JACKLIN DRIVE           9.500          2,617.16

    75
                                       9.250          2,617.16

 415,000.00
    FOUNTAIN HILLS   AZ   85268          2            03/29/95

    00
    9100865                              05           05/01/95

     0
    9100865                              O            04/01/25
    0


    1416566          670/670             F          325,000.00

    ZZ
    SIEGEL              PHILLIP  B       360        324,827.04

     1
    30932 VIA MIRADOR                  9.125          2,644.31

    50
                                       8.875          2,644.31

 650,000.00
    SAN JUAN CAPIST  CA   92675          2            03/24/95

    00
    9100873                              03           05/01/95

     0
    9100873                              O            04/01/25
    0


    1416567          670/670             F          676,000.00

    ZZ
    KERPER              KENNETH  R       360        675,649.54

     1
    13636 PASEO DE LA HUERTA           9.250          5,561.29

    75
                                       9.000          5,561.29

 902,218.00
    POWAY            CA   92064          4            03/24/95

    00
    9123334                              05           05/01/95

     0
    9123334                              O            04/01/25
    0


    1416569          670/670             F           92,400.00

    ZZ
    LINDUSKY            EUGENE   M       360         92,400.00

     1
    1399 COTTONWOOD COURT              8.875            735.18

    70
                                       8.625            735.18

 132,000.00
    CORONA           CA   91719          2            04/04/95

    00
    9127992                              05           06/01/95

     0
    9127992                              O            05/01/25
    0


    1416570          670/670             F          412,500.00

    ZZ
    ROBERTSON           IAN              360        412,307.54

     1
    77 SOUTH BIRCH ROAD #PH2           9.750          3,544.02

    75
                                       9.500          3,544.02

 550,000.00
    FORT LAUDERDALE  FL   33316          5            03/17/95

    00
    9590587                              06           05/01/95

     0
    9590587                              O            04/01/25
    0


1


    1416699          447/447             F          270,000.00

    ZZ
    JONES               WILLIAM  J       360        269,671.70

     1
    22315 238TH PLACE SOUTHEAST        8.500          2,076.07

    90
                                       8.250          2,076.07

 300,000.00
    MAPLE VALLEY     WA   98038          1            02/24/95

    21
    3013104                              03           04/01/95

    20
    3013104                              O            03/01/25
    0


    1416706          447/447             F          234,500.00

    ZZ
    GURNARD             GLEN     D       360        234,070.77

     1
    43924 FELICITY PLACE               8.500          1,803.11

    80
                                       8.250          1,803.11

 293,140.00
    ASHBURN          VA   22011          1            02/23/95

    00
    3023217                              03           04/01/95

     0
    3023217                              O            03/01/25
    0


    1416757          025/025             F          282,400.00

    T
    ANTOINE             RICHARD  L       360        282,237.53

     1
    1145 GULF OF MEXICO DR #1-504      8.750          2,221.64

    80
                                       8.500          2,221.64

 355,000.00
    LONGBOAT KEY     FL   34228          1            03/31/95

    00
    547696                               05           05/01/95

     0
    547696                               O            04/01/25
    0


    1416929          593/593             F          248,000.00

    ZZ
    BIEDERMANN          SCOTT            360        248,000.00

     1
    6590 SOUTH BOUCHELLE LANE          9.125          2,017.81

    80
                                       8.875          2,017.81

 310,000.00
    SALT LAKE CITY   UT   84121          1            04/10/95

    00
    6575757                              05           06/01/95

     0
    6575757                              O            05/01/25
    0


    1416962          074/728             F          262,000.00

    ZZ
    FREUND              ERWIN            360        261,849.26

     1
    2915 SUNSET HILLS DRIVE            8.750          2,061.16

    80
                                       8.500          2,061.16

 327,500.00
    ESCONDIDO        CA   92025          1            03/27/95

    00
    0380114406                           05           05/01/95

     0
    1567120420                           O            04/01/25
    0


    1416965          074/728             F          260,000.00

    ZZ
    ROQUE               RENATO           360        259,861.63

     1
    1 FINISTERRA                       9.125          2,115.45

    90
                                       8.875          2,115.45

 290,000.00
1


    IRVINE           CA   92714          1            03/15/95

    04
    0380115288                           05           05/01/95

    30
    1562117870                           O            04/01/25
    0


    1416975          074/728             F          250,000.00

    ZZ
    BULLICK             RAYMOND          360        249,870.39

     1
    6504 W CAMBRIDGE COURT             9.250          2,056.69

    74
                                       9.000          2,056.69

 340,000.00
    VISALIA          CA   93277          2            03/06/95

    00
    0380114372                           05           05/01/95

     0
    9406018                              O            04/01/25
    0


    1416976          074/728             F          348,750.00

    ZZ
    MILLIGAN            DONALD   G       360        348,750.00

     1
    RT. 5 BOX 449-A                    9.000          2,806.12

    75
                                       8.750          2,806.12

 465,000.00
    CLEBURNE         TX   76031          1            04/12/95

    00
    0380113705                           05           06/01/95

     0
    1563102980                           O            05/01/25
    0


    1416977          074/728             F          262,400.00

    ZZ
    BERTOLLI            PAUL     J       360        262,252.89

     1
    39 ALAMO AVENUE                    8.875          2,087.78

    80
                                       8.625          2,087.78

 328,000.00
    BERKELEY         CA   94708          1            03/20/95

    00
    0380114612                           05           05/01/95

     0
    1561287852                           O            04/01/25
    0


    1416978          074/728             F          223,250.00

    ZZ
    POIPAO              RICHARD          360        223,137.26

     1
    3785 MANY OAKS LANE                9.375          1,856.88

    95
                                       9.125          1,856.88

 235,000.00
    SHINGLE SPRINGS  CA   95682          1            03/20/95

    04
    0380115304                           05           05/01/95

    30
    1507021248                           O            04/01/25
    0


    1416980          074/728             F          252,000.00

    ZZ
    ERICKSON            LARS     C       360        252,000.00

     1
    54 OAKWOOD ROAD                    9.500          2,118.96

    90
                                       9.250          2,118.96

 280,000.00
    NEWTON           MA   02160          1            04/13/95

    04
    0380113820                           05           06/01/95

    25
    1580010608                           O            05/01/25
    0
1




    1416981          074/728             F          315,000.00

    ZZ
    HAGERTY             MARYLYN  A       360        314,832.36

     1
    1808 CALLE MAYITA                  9.125          2,562.95

    90
                                       8.875          2,562.95

 350,000.00
    SAN CLEMENTE     CA   92672          1            03/17/95

    01
    0380114489                           05           05/01/95

    17
    1562118351                           O            04/01/25
    0


    1416982          074/728             F          476,000.00

    ZZ
    KNIGHT              CLAY     M       360        475,733.15

     1
    26 PAINTBRUSH COURT                8.875          3,787.27

    90
                                       8.625          3,787.27

 529,000.00
    SANTA FE         NM   87501          4            03/30/95

    14
    0380113614                           03           05/01/95

    25
    113706991                            O            04/01/25
    0


    1416984          074/728             F          500,000.00

    ZZ
    JUDD                BRYAN    G       360        499,726.88

     1
    5079 WESTBURY CIRCLE               9.000          4,023.12

    72
                                       8.750          4,023.12

 700,000.00
    GRANITE BAY      CA   95746          4            03/22/95

    00
    0380114364                           03           05/01/95

     0
    1573118375                           O            04/01/25
    0


    1416985          074/728             F          220,500.00

    ZZ
    REED                DAVID    W       360        220,397.12

     1
    8460 RED FOX LANE                  9.750          1,894.44

    90
                                       9.500          1,894.44

 245,000.00
    WARRENTON        VA   22186          1            03/30/95

    11
    0380114604                           05           05/01/95

    25
    1763015766                           O            04/01/25
    0


    1416992          074/728             F          420,000.00

    ZZ
    BRUNO               JOSEPH   X       360        419,770.58

     1
    22 POWERS ROAD                     9.000          3,379.42

    80
                                       8.750          3,379.42

 525,000.00
    ANDOVER          MA   01810          1            03/21/95

    00
    0380114646                           05           05/01/95

     0
    1580010710                           O            04/01/25
    0


    1416993          074/728             F          341,000.00

    ZZ
    PRATER              PHILLIP  T       360        341,000.00

     1
1


    14601 GOLDEN LEAF PLACE            9.500          2,867.31

    80
                                       9.250          2,867.31

 427,000.00
    LOUISVILLE       KY   40245          1            04/06/95

    00
    0380113903                           05           06/01/95

     0
    01504014031                          O            05/01/25
    0


    1416996          074/728             F          245,100.00

    ZZ
    WELLS JR            ARCHIBALDH       360        244,962.59

     1
    624 NORTH TAZEWELL STREET          8.875          1,950.13

    95
                                       8.625          1,950.13

 258,000.00
    ARLINGTON        VA   22203          1            03/18/95

    10
    0380114729                           09           05/01/95

    25
    1500040029                           O            04/01/25
    0


    1416997          074/728             F          221,250.00

    ZZ
    VELLECO             PETER    J       360        221,132.25

     1
    43 STEWART WAY                     9.125          1,800.17

    75
                                       8.875          1,800.17

 295,000.00
    SOUTH KINGSTOWN  RI   02879          5            03/30/95

    00
    0380113747                           05           05/01/95

     0
    1580011382                           O            04/01/25
    0


    1416998          074/728             F          323,950.00

    ZZ
    KANWAR              GURINDERJS       360        323,753.75

     1
    9832 CRANLEIGH DRIVE               8.500          2,490.90

    95
                                       8.250          2,490.90

 341,000.00
    GRANITE BAY      CA   95746          1            03/27/95

    10
    0380114679                           03           05/01/95

    30
    1573117634                           O            04/01/25
    0


    1417003          074/728             F          326,000.00

    ZZ
    IMSHAUG             KNUT             360        325,851.89

     1
    106 FIELD BROOK                    9.875          2,830.82

    80
                                       9.625          2,830.82

 407,500.00
    MADISON          CT   06443          1            03/31/95

    00
    0380114687                           05           05/01/95

     0
    81706084                             O            04/01/25
    0


    1417005          074/728             F          600,000.00

    ZZ
    ASSER               SOLOMON          360        600,000.00

    41
    61 EAST 86TH STREET                9.375          4,990.50

    69
    #53 & #54                          9.125          4,990.50

 875,000.00
    NEW YORK         NY   10028          5            04/11/95

    00
    0380113838                           13           06/01/95

     0
1


    1111004289                           O            05/01/25
    0


    1417006          074/728             F          225,000.00

    ZZ
    LINDE               JAY              360        224,889.30

     1
    2 DUNBOW DRIVE                     9.500          1,891.95

    71
                                       9.250          1,891.95

 320,000.00
    CHAPPAPUA        NY   10514          1            03/13/95

    00
    0380114471                           05           05/01/95

     0
    1112006712                           O            04/01/25
    0


    1417009          074/728             F          436,000.00

    ZZ
    KLEIN               MARK     J       360        436,000.00

     1
    1010 SOUTH COAST BOULEVARD         8.875          3,469.02

    80
                                       8.625          3,469.02

 550,000.00
    LA JOLLA         CA   92037          2            04/11/95

    00
    0380114885                           01           06/01/95

     0
    1567120328                           O            05/01/25
    0


    1417012          074/728             F          230,000.00

    ZZ
    ROBERTSON           SHERYL   A       360        230,000.00

     1
    821 ARLINGTON BOULEVARD            8.750          1,809.42

    80
                                       8.500          1,809.42

 287,500.00
    EL CERRITO       CA   94530          1            04/03/95

    00
    0380113770                           05           06/01/95

     0
    1561289381                           O            05/01/25
    0


    1417014          074/728             F          266,500.00

    ZZ
    ANDERSON            DAVID    E       360        266,358.18

     1
    4546 TOWNVIEW DR                   9.125          2,168.33

    80
                                       8.875          2,168.33

 336,500.00
    LAS VEGAS        NV   89129          1            03/17/95

    00
    0380114539                           03           05/01/95

     0
    1251101271                           O            04/01/25
    0


    1417017          074/728             F          376,000.00

    ZZ
    PASQUALINA          MARCO            360        375,783.67

     1
    160 CAMILLE COURT                  8.750          2,958.00

    80
                                       8.500          2,958.00

 470,000.00
    ALAMO            CA   94507          1            03/13/95

    00
    0380114695                           05           05/01/95

     0
    1561288979                           O            04/01/25
    0


1


    1417021          074/728             F          190,000.00

    ZZ
    HAREL               RENEE            360        189,904.06

     1
    4 JADE CT                          9.375          1,580.32

    75
                                       9.125          1,580.32

 256,000.00
    RAMAPO           NY   10970          1            03/24/95

    00
    0380114588                           05           05/01/95

     0
    1103036574                           O            04/01/25
    0


    1417027          074/728             F        1,000,000.00

    ZZ
    SHIELDS             DAVID    S       360      1,000,000.00

     1
    155 SUMMERHILL LANE                8.875          7,956.45

    69
                                       8.625          7,956.45
1,450,000.00
    WOODSIDE         CA   94062          1            04/10/95

    00
    0380114083                           03           06/01/95

     0
    1561289199                           O            05/01/25
    0


    1417029          074/728             F          253,600.00

    ZZ
    MANSPERGER          JOHN     R       360        253,600.00

     1
    1739 VALPICO DRIVE                 8.875          2,017.76

    95
                                       8.625          2,017.76

 267,000.00
    SAN JOSE         CA   95124          1            04/07/95

    10
    0380115296                           05           06/01/95

    25
    1561289803                           O            05/01/25
    0


    1417034          670/670             F        1,000,000.00

    ZZ
    PRESCOTT            MICHAEL  P       360      1,000,000.00

     1
    5301 BAYARD LANE                   9.125          8,136.33

    79
    (AKA 24 SHADYSIDE)                 8.875          8,136.33
1,275,000.00
    HOUSTON          TX   77005          1            04/07/95

    00
    1385330                              05           06/01/95

     0
    1385330                              O            05/01/25
    0


    1417037          670/670             F          445,000.00

    ZZ
    KAMMAN              JAMES    F       360        445,000.00

     1
    23831 VIA ROBLE                    8.725          3,492.88

    62
                                       8.475          3,492.88

 720,000.00
    COTO DE CAZA AR  CA   92679          1            03/30/95

    00
    2948877                              05           06/01/95

     0
    2948877                              O            05/01/25
    0


    1417038          670/670             F          250,000.00

    ZZ
    BENNETT             F        R       360        250,000.00

     1
    1953 ERIN WAY                      8.500          1,922.29

    59
                                       8.250          1,922.29

 425,000.00
1


    GLENDALE         CA   91206          2            04/05/95

    00
    2949636                              05           06/01/95

     0
    2949636                              O            05/01/25
    0


    1417042          670/670             F          375,000.00

    ZZ
    WELDON              WILLIAM  R       360        375,000.00

     1
    719 SOUTH PARK                     8.700          2,936.75

    31
                                       8.450          2,936.75
1,230,000.00
    HINSDALE         IL   60521          2            04/05/95

    00
    444367                               05           06/01/95

     0
    444367                               O            05/01/25
    0


    1417043          670/670             F        1,000,000.00

    ZZ
    GOODSTADT           MARK             360        998,157.49

     1
    18 MEADOWOOD LANE                  9.625          8,499.90

    73
                                       9.375          8,499.90
1,375,000.00
    BROOKVILLE       NY   11545          1            02/21/95

    00
    4452910                              05           04/01/95

     0
    4452910                              O            03/01/25
    0


    1417045          670/670             F          516,000.00

    ZZ
    GROSCHEN            STEPHEN  L       360        516,000.00

     1
    41 NEAPOLITAN LANE NO.E            9.000          4,151.86

    80
                                       8.750          4,151.86

 645,000.00
    LONG BEACH       CA   90803          1            03/26/95

    00
    504912                               05           06/01/95

     0
    504912                               O            05/01/25
    0


    1417046          670/670             F          173,600.00

    ZZ
    CAMERON             JAMES    M       360        173,600.00

     1
    6901 E FREMONT PLACE               8.750          1,365.72

    80
                                       8.500          1,365.72

 217,000.00
    ENGLEWOOD        CO   80112          1            04/12/95

    00
    507202                               05           06/01/95

     0
    507202                               O            05/01/25
    0


    1417047          670/670             F          525,000.00

    ZZ
    NORGAARD            CHRISTOPH        240        525,000.00

     1
    1615 S EUCLID AVENUE               8.420          4,529.53

    75
                                       8.170          4,529.53

 700,000.00
    SAN MARINO       CA   91108          2            04/03/95

    00
    527106                               05           06/01/95

     0
    527106                               O            05/01/15
    0
1




    1417051          561/728             F          122,000.00

    ZZ
    PRENTER             BRIAN    P       360        122,000.00

     1
    55 BELMONT AVENUE                  8.750            959.78

    70
                                       8.500            959.78

 175,000.00
    NORTH ARLINGTON  NJ   07031          1            04/20/95

    00
    0380113572                           05           06/01/95

     0
    8515348                              O            05/01/25
    0


    1417060          324/728             F          299,500.00

    ZZ
    FORD                FRANKIE  L       360        299,500.00

     1
    2089 WEBSTER DRIVE                 9.500          2,518.36

    73
                                       9.250          2,518.36

 412,090.00
    PARK CITY        UT   84060          4            04/20/95

    00
    0380114315                           05           06/01/95

     0
    2454000651                           O            05/01/25
    0


    1417069          369/369             F          314,500.00

    ZZ
    BRUTON              JOHN     M       360        314,500.00

     1
    11650 EAST STATE ROAD 334          9.250          2,587.32

    76
                                       9.000          2,587.32

 415,000.00
    ZIONSVILLE       IN   46077          4            04/17/95

    00
    48189823                             05           06/01/95

     0
    48189823                             O            05/01/25
    0


    1417097          051/728             F          213,250.00

    ZZ
    CURRAN              JOHN     M       360        213,250.00

     1
    505 SORA LANE                      9.250          1,754.36

    95
                                       9.000          1,754.36

 224,500.00
    COPPELL          TX   75019          1            04/21/95

    11
    0380114430                           03           06/01/95

    30
    30100446                             O            05/01/25
    0


    1417099          051/728             F          116,000.00

    ZZ
    WRIGHT              JAMES    E       360        116,000.00

     1
    1408 SUNSET DRIVE                  9.250            954.30

    71
                                       9.000            954.30

 165,000.00
    FRIENDSWOOD      TX   77546          2            04/17/95

    00
    0380114505                           05           06/01/95

     0
    30100376                             O            05/01/25
    0


    1417109          074/728             F          330,500.00

    ZZ
    YARBROUGH           ROBERT   D       360        330,345.80

     1
1


    10010 CIRCA VALLE VERDE            9.750          2,839.51

    72
                                       9.500          2,839.51

 460,000.00
    EL CAJON         CA   92021          2            03/25/95

    00
    0380114000                           05           05/01/95

     0
    1567118016                           O            04/01/25
    0


    1417110          074/728             F          350,000.00

    ZZ
    ADAMS               ROBERT   L       360        350,000.00

     1
    986 JOHN ANDERSON DRIVE            9.375          2,911.13

    59
                                       9.125          2,911.13

 600,000.00
    ORMOND BEACH     FL   32176          2            04/13/95

    00
    0380114323                           05           06/01/95

     0
    1590007960                           O            05/01/25
    0


    1417111          560/560             F          251,650.00

    R
    COSMAI              ROBERT   A       360        251,253.74

     1
    22431 CANYON CREST DRIVE           8.375          1,912.72

    65
                                       8.125          1,912.72

 391,667.00
    MISSION VIEJO    CA   92692          1            02/16/95

    00
    450091640                            03           04/01/95

     0
    450091640                            O            03/01/25
    0


    1417112          560/560             F          240,800.00

    R
    SOULLIERE           JUDY     M       360        240,657.83

     1
    2341 CAMRON CT.                    8.625          1,872.92

    80
                                       8.375          1,872.92

 301,000.00
    W BLOOMFIELD     MI   48324          1            03/17/95

    00
    450098256                            03           05/01/95

     0
    450098256                            O            04/01/25
    0


    1417113          560/560             F          286,700.00

    R
    BROWN               PAUL     J       360        286,530.74

     1
    499 BLACKSTONE COURT               8.625          2,229.92

    90
                                       8.375          2,229.92

 318,603.00
    DANVILLE         CA   94506          1            03/22/95

    10
    450099866                            03           05/01/95

    25
    450099866                            O            04/01/25
    0


    1417114          560/560             F          241,500.00

    ZZ
    HARDIN              ROBERT   L       360        241,357.42

     1
    3672-3674 ASBURY STREET            8.625          1,878.36

    70
                                       8.375          1,878.36

 345,000.00
    UNIVERSITY PARK  TX   75205          1            03/27/95

    00
    450102371                            05           05/01/95

     0
1


    450102371                            O            04/01/25
    0


    1417116          560/560             F          351,000.00

    R
    MACDONALD           IAN      R       360        350,792.77

     1
    80 KINGS OAK PLACE                 8.625          2,730.04

    90
                                       8.375          2,730.04

 390,000.00
    WALNUT CREEK     CA   94596          1            03/23/95

    10
    450106356                            05           05/01/95

    25
    450106356                            O            04/01/25
    0


    1417120          560/560             F          100,000.00

    ZZ
    MCGEARY             JOSEPH   A       360        100,000.00

     1
    129 HIGH ROAD                      9.250            822.68

    43
                                       9.000            822.68

 237,500.00
    LEE              NH   03824          1            04/21/95

    00
    450118922                            05           06/01/95

     0
    450118922                            O            05/01/25
    0


    1417122          560/560             F          350,000.00

    ZZ
    BERSHADER           STEWART          360        350,000.00

     1
    LOT 40 - 7 APRICOT ROAD            8.875          2,784.76

    89
                                       8.625          2,784.76

 396,000.00
    MT SINAI         NY   11766          1            04/24/95

    10
    450119656                            05           06/01/95

    25
    450119656                            O            05/01/25
    0


    1417123          560/560             F          450,000.00

    ZZ
    CURLEY              ALAN     F       360        450,000.00

     1
    2004 BIRCHWOOD AVENUE              9.125          3,661.35

    73
                                       8.875          3,661.35

 620,000.00
    WILMETTE         IL   60091          1            04/25/95

    00
    450120217                            05           06/01/95

     0
    450120217                            O            05/01/25
    0


    1417124          560/560             F          217,600.00

    ZZ
    CAMERON             EMERSON  E       360        217,600.00

     1
    4707 STONEHILL DRIVE               9.000          1,750.86

    80
                                       8.750          1,750.86

 272,000.00
    SCIO TOWNSHIP    MI   48103          1            04/25/95

    00
    450120290                            05           06/01/95

     0
    450120290                            O            05/01/25
    0


1


    1417125          560/560             F           75,000.00

    ZZ
    BRUNDAGE            MARIE            360         75,000.00

     1
    215 HOWELL AVENUE                  9.500            630.64

    22
                                       9.250            630.64

 350,000.00
    SPRING LAKE      NJ   07762          1            04/25/95

    00
    450120597                            05           06/01/95

     0
    450120597                            O            05/01/25
    0


    1417126          560/560             F          318,750.00

    ZZ
    DOSANJH             AVTAR    S       360        318,750.00

     1
    8645 BRADSHAW ROAD                 9.500          2,680.22

    75
                                       9.250          2,680.22

 425,000.00
    ELK GROVE        CA   95624          6            04/20/95

    00
    450120761                            05           06/01/95

     0
    450120761                            O            05/01/25
    0


    1417127          560/560             F          396,000.00

    ZZ
    ANDERSEN JR         CARL     W       360        396,000.00

     1
    12127 EDGEWOOD DRIVE               8.875          3,150.75

    90
                                       8.625          3,150.75

 440,000.00
    LOCKPORT         IL   60441          1            04/27/95

    04
    450122031                            05           06/01/95

    25
    450122031                            O            05/01/25
    0


    1417128          560/560             F          300,000.00

    ZZ
    CLAUDIO             GARY     F       360        300,000.00

     1
    9200 FOX HOLLOW                    8.875          2,386.93

    72
                                       8.625          2,386.93

 419,900.00
    CLARKSTON        MI   48348          4            04/27/95

    00
    450122213                            05           06/01/95

     0
    450122213                            O            05/01/25
    0


    1417129          560/560             F          297,200.00

    ZZ
    LAMPSON             MARK     C       360        297,200.00

     1
    269 OLD ARMY ROAD                  8.625          2,311.59

    80
                                       8.375          2,311.59

 371,500.00
    BERNARDS TWSP    NJ   07920          1            04/27/95

    00
    450122635                            05           06/01/95

     0
    450122635                            O            05/01/25
    0


    1417132          560/560             F          180,000.00

    ZZ
    KIDWELL SR          JOHN             360        180,000.00

     1
    LOT 44 SEC.JJ LAKE NATALIE DR      9.250          1,480.82

    70
                                       9.000          1,480.82

 257,500.00
1


    GOULDSBORO       PA   18424          1            04/27/95

    00
    450122742                            03           06/01/95

     0
    450122742                            O            05/01/25
    0


    1417133          560/560             F          218,650.00

    ZZ
    KRETSCH             KRISTOFERG       360        218,650.00

     1
    LOT 1 LAVALLEY LANE                8.875          1,739.68

    95
                                       8.625          1,739.68

 230,200.00
    NEWBURYPORT      MA   01950          1            04/27/95

    10
    450122924                            05           06/01/95

    30
    450122924                            O            05/01/25
    0


    1417136          560/560             F          300,000.00

    ZZ
    CENTER              HUGH     S       360        300,000.00

     1
    1527 GLENN WAY                     8.875          2,386.93

    75
                                       8.625          2,386.93

 400,000.00
    REDWOOD CITY     CA   94061          1            04/19/95

    00
    450123104                            05           06/01/95

     0
    450123104                            O            05/01/25
    0


    1417138          560/560             F          230,000.00

    ZZ
    MILLS               LAWRENCE A       360        230,000.00

     1
    1145 HARRISON STREET               9.000          1,850.63

    70
                                       8.750          1,850.63

 330,000.00
    MONTEREY         CA   93940          1            04/11/95

    00
    450123450                            05           06/01/95

     0
    450123450                            O            05/01/25
    0


    1417140          074/728             F          550,000.00

    ZZ
    GOODMAN             RICHARD  S       360        550,000.00

     1
    EMMET WAY                          9.375          4,574.63

    62
                                       9.125          4,574.63

 900,000.00
    HEAD OF THE HAR  NY   11780          4            04/11/95

    00
    0380114059                           05           06/01/95

     0
    1111005011                           O            05/01/25
    0


    1417143          B23/728             F          480,000.00

    ZZ
    RAINS               ROBERT           360        480,000.00

     1
    6652 CARRIAGE CIRCLE               8.875          3,819.10

    80
                                       8.625          3,819.10

 600,000.00
    HUNTINGTON BEAC  CA   92648          1            04/27/95

    00
    0380116203                           05           06/01/95

     0
    88000491                             O            05/01/25
    0
1




    1417155          267/267             F          393,750.00

    ZZ
    STEENWYK            HOWARD   H       360        393,750.00

     1
    1605 OLD HOUSE ROAD                8.500          3,027.60

    75
                                       8.250          3,027.60

 525,000.00
    PASADENA         CA   91107          1            04/07/95

    00
    7317301                              05           06/01/95

     0
    7317301                              O            05/01/25
    0


    1417190          070/070             F          222,000.00

    ZZ
    JOHNSON             EDWARD   C       360        222,000.00

     1
    1329 TALL TIMBERS DRIVE            9.000          1,786.26

    75
                                       8.750          1,786.26

 296,000.00
    CROWNSVILLE      MD   21032          5            04/24/95

    00
    1820306                              03           06/01/95

     0
    1820306                              O            05/01/25
    0


    1417191          070/070             F          225,150.00

    ZZ
    GILBERT             JAMES            360        225,150.00

     1
    8060 HARVARD DRIVE                 8.875          1,791.39

    95
                                       8.625          1,791.39

 237,000.00
    BEN LOMOND       CA   95005          1            04/21/95

    01
    2206140                              05           06/01/95

    30
    2206140                              O            05/01/25
    0


    1417196          070/070             F          500,000.00

    ZZ
    OLDROYD             ROBERT   R       360        499,256.33

     1
    3106 NORTH 150 WEST                9.500          4,204.27

    63
                                       9.250          4,204.27

 800,000.00
    PROVO            UT   84604          2            01/25/95

    00
    3033034                              03           03/01/95

     0
    3033034                              O            02/01/25
    0


    1417198          070/070             F          156,000.00

    ZZ
    NIELSEN             BRIAN    J       360        155,845.93

     1
    2732 EAST WREN ROAD                9.500          1,311.73

    60
                                       9.250          1,311.73

 260,000.00
    SALT LAKE CITY   UT   84117          5            02/17/95

    00
    3041737                              05           04/01/95

     0
    3041737                              O            03/01/25
    0


    1417199          070/070             F          375,000.00

    ZZ
    WERNERT             BRUCE            360        374,834.11

     1
1


    900 NORTH STREET                  10.000          3,290.89

    37
                                       9.750          3,290.89
1,038,000.00
    GREENWICH        CT   06831          2            03/14/95

    00
    3073146                              05           05/01/95

     0
    3073146                              O            04/01/25
    0


    1417200          070/070             F          153,600.00

    ZZ
    HIGA                KEVIN    M       360        153,600.00

     1
    719 KEALAHOU STREET                8.750          1,208.37

    80
                                       8.500          1,208.37

 192,000.00
    HONOLULU         HI   96825          1            04/25/95

    00
    3118746                              03           06/01/95

     0
    3118746                              O            05/01/25
    0


    1417202          070/070             F          202,500.00

    ZZ
    JOO                 YOON     H       360        202,136.58

     1
    2638 MONMOUTH ROAD                10.000          1,777.08

    75
                                       9.750          1,777.08

 270,000.00
    SPRINGFIELD      NJ   08041          1            12/20/94

    00
    3179277                              05           02/01/95

     0
    3179277                              O            01/01/25
    0


    1417204          070/070             F          274,500.00

    ZZ
    TABRON              ELLIOT   B       360        274,500.00

     1
    31211 COUNTRYRIDGE CIRCLE          9.375          2,283.15

    90
                                       9.125          2,283.15

 305,000.00
    FARMINGTON HILL  MI   48331          1            04/25/95

    10
    3278369                              05           06/01/95

    25
    3278369                              O            05/01/25
    0


    1417205          070/070             F          375,500.00

    ZZ
    JULIAN              KATHLENE K       360        375,129.14

     1
    6647 EAST SOLANO DRIVE             9.500          3,157.41

    71
                                       9.250          3,157.41

 530,000.00
    PARADISE VALLEY  AZ   85253          5            02/08/95

    00
    3279514                              05           04/01/95

     0
    3279514                              O            03/01/25
    0


    1417206          070/070             F          240,750.00

    ZZ
    FORNEY              CHARLES  T       360        240,512.22

     1
    311 WYNDALE DRIVE                  9.500          2,024.36

    90
                                       9.250          2,024.36

 267,500.00
    SAN ANTONIO      TX   78209          1            02/28/95

    14
    3288660                              05           04/01/95

    25
1


    3288660                              O            03/01/25
    0


    1417207          070/070             F           95,000.00

    ZZ
    WHITE               CHARLES  L       360         94,953.27

     1
    1717 KINGWOOD DRIVE                9.500            798.81

    70
                                       9.250            798.81

 136,000.00
    LAREDO           TX   78041          1            03/15/95

    00
    3289689                              05           05/01/95

     0
    3289689                              O            04/01/25
    0


    1417208          070/070             F          317,000.00

    ZZ
    GENOVA              RONALD           360        316,678.57

     1
    1554 ROWELL LANE                   9.375          2,636.65

    71
                                       9.125          2,636.65

 448,000.00
    LYONS            CO   80540          2            03/04/95

    00
    3289807                              03           04/01/95

     0
    3289807                              O            03/01/25
    0


    1417209          070/070             F          270,000.00

    ZZ
    OBERWORTMANN        ANITA    L       360        269,760.12

     1
    14221 SPORT-0F-KINGS              10.000          2,369.44

    80
                                       9.750          2,369.44

 341,500.00
    WICHITA          KS   67230          4            03/01/95

    00
    3313156                              05           04/01/95

     0
    3313156                              O            03/01/25
    0


    1417215          070/070             F          272,000.00

    ZZ
    SANQUICHE           ARTURO           360        271,647.41

     1
    559 NORDHOFF DRIVE                 9.750          2,336.90

    80
                                       9.500          2,336.90

 340,000.00
    LEONIA           NJ   07605          1            03/13/95

    00
    3352232                              05           05/01/95

     0
    3352232                              O            04/01/25
    0


    1417216          070/070             F          292,500.00

    ZZ
    SALMIRS             SCOTT            360        292,195.54

     1
    68 NORTHWOOD AVE                   9.250          2,406.33

    90
                                       9.000          2,406.33

 325,000.00
    DEMAREST         NJ   07627          1            02/16/95

    14
    3352547                              05           04/01/95

    25
    3352547                              O            03/01/25
    0


1


    1417217          070/070             F          467,200.00

    ZZ
    WEEKS               CAROL    S       360        466,795.82

     1
    307 EAST 51ST STREET              10.125          4,143.24

    70
                                       9.875          4,143.24

 667,500.00
    NEW YORK         NY   10022          1            02/22/95

    00
    3372164                              05           04/01/95

     0
    3372164                              O            03/01/25
    0


    1417218          070/070             F          142,100.00

    ZZ
    MOZENA              GLORIA   J       360        141,887.10

     1
    10370 WEST 18TH PLACE              9.500          1,194.85

    70
                                       9.250          1,194.85

 203,000.00
    LAKEWOOD         CO   80215          1            02/13/95

    00
    3418733                              05           04/01/95

     0
    3418733                              O            03/01/25
    0


    1417219          070/070             F          268,000.00

    T
    BOWMAN              W        A       360        267,871.61

     1
    1010 EDMISTON PLACE                9.625          2,277.97

    71
                                       9.375          2,277.97

 378,500.00
    LONGWOOD         FL   32779          1            03/02/95

    00
    3487725                              03           05/01/95

     0
    3487725                              O            04/01/25
    0


    1417220          070/070             F          241,965.00

    ZZ
    MASSEY              JAMES    L       360        241,623.59

     1
    2843 THOMAS AVE                    9.750          2,078.85

    95
                                       9.500          2,078.85

 254,700.00
    DALLAS           TX   75204          1            01/27/95

    12
    3517987                              03           03/01/95

    30
    3517987                              O            02/01/25
    0


    1417221          070/070             F          345,000.00

    ZZ
    PEARSON  IV         JOHN     H       360        344,708.52

     1
    12 HUNTINGTON LANE                10.250          3,091.55

    70
                                      10.000          3,091.55

 495,000.00
    BRIDGEHAMPTON    NY   11932          1            02/23/95

    00
    3523090                              05           04/01/95

     0
    3523090                              O            03/01/25
    0


    1417222          070/070             F          252,000.00

    ZZ
    GADDIS  SR          DONALD   W       360        251,770.08

     1
    6310 MICHELLI CREST WAY            9.875          2,188.24

    90
                                       9.625          2,188.24

 280,000.00
1


    LAS VEGAS        NV   89119          1            02/24/95

    10
    3526387                              05           04/01/95

    25
    3526387                              O            03/01/25
    0


    1417224          070/070             F          283,500.00

    ZZ
    AYERS               BRENT    D       360        283,500.00

     1
    869 NEVADA AVENUE                 10.250          2,540.45

    90
                                       9.375          2,540.45

 315,000.00
    SAN JOSE         CA   95125          1            04/11/95

    14
    3601017                              05           06/01/95

    25
    3601017                              O            05/01/25
    0


    1417225          070/070             F          380,000.00

    ZZ
    CUNNINGHAM          DOUGLAS  L       360        379,653.30

     1
    7448 E. NORTHERN AVENUE            9.875          3,299.72

    71
                                       9.625          3,299.72

 540,000.00
    SCOTTSDALE       AZ   85258          5            02/03/95

    00
    3607640                              03           04/01/95

     0
    3607640                              O            03/01/25
    0


    1417226          070/070             F          306,000.00

    ZZ
    COBURN  II          GEORGE   S       360        306,000.00

     1
    80 WALNUT STREET                   9.375          2,545.16

    90
                                       9.125          2,545.16

 340,000.00
    ANDOVER          MA   01810          1            04/13/95

    01
    3631773                              05           06/01/95

    25
    3631773                              O            05/01/25
    0


    1417227          070/070             F          303,300.00

    ZZ
    MACARTHUR           A        C       360        302,925.32

     1
    151 EAST 3700 NORTH               10.375          2,746.10

    90
                                      10.125          2,746.10

 337,000.00
    PROVO            UT   84604          1            01/27/95

    04
    3634670                              05           03/01/95

    20
    3634670                              O            02/01/25
    0


    1417228          070/070             F          310,000.00

    ZZ
    DETOMA              JOHN     R       360        309,855.37

     1
    2111 LYNX PLACE                    9.750          2,663.38

    52
                                       9.500          2,663.38

 600,000.00
    LOXAHATCHEE      FL   33470          5            03/03/95

    00
    3660482                              03           05/01/95

     0
    3660482                              O            04/01/25
    0
1




    1417229          070/070             F          260,000.00

    ZZ
    LOVE                ROBERT   G       360        260,000.00

     1
    2713 STARBIRD DRIVE                8.875          2,068.68

    63
                                       8.625          2,068.68

 415,000.00
    COSTA MESA       CA   92626          2            04/12/95

    00
    3670526                              05           06/01/95

     0
    3670526                              O            05/01/25
    0


    1417230          070/070             F          313,600.00

    ZZ
    PARVIZIAN           MANOUCHER        360        290,583.35

     1
    10511 SOUTH GLEN ROAD             10.000          2,752.07

    70
                                       9.750          2,752.07

 450,000.00
    POTOMAC          MD   20854          2            08/27/86

    00
    3678302                              05           10/01/86

     0
    3678302                              O            09/01/16
    0


    1417231          070/070             F          254,500.00

    ZZ
    THEOCHEUNG          THEODORE A       360        254,271.93

     1
    1180 SW SKYLINE BOULEVARD          9.750          2,186.55

    77
                                       9.500          2,186.55

 332,500.00
    PORTLAND         OR   97221          1            03/01/95

    00
    3682860                              05           05/01/95

     0
    3682860                              O            04/01/25
    0


    1417234          070/070             F          142,300.00

    ZZ
    MAY                 JOHN     R       360        142,300.00

     1
    1906 KINGSMILL LANE                8.750          1,119.47

    80
                                       8.500          1,119.47

 177,900.00
    RICHMOND         TX   77469          1            04/28/95

    00
    3713637                              03           06/01/95

     0
    3713637                              O            05/01/25
    0


    1417236          070/070             F          233,750.00

    ZZ
    BURRIS              RICHARD          360        233,750.00

     1
    4423 LINDBLADE DRIVE               9.250          1,923.00

    95
                                       9.000          1,923.00

 246,100.00
    LOS ANGELES      CA   90066          1            04/10/95

    21
    3730551                              05           06/01/95

    30
    3730551                              O            05/01/25
    0


    1417237          070/070             F          219,900.00

    ZZ
    NETTIE              JOEL     L       360        219,900.00

     1
1


    6047 FOOTHILL GLEN DRIVE           8.750          1,729.95

    95
                                       8.500          1,729.95

 231,500.00
    SAN JOSE         CA   95123          1            04/24/95

    14
    3763101                              05           06/01/95

    30
    3763101                              O            05/01/25
    0


    1417242          070/070             F          234,450.00

    ZZ
    MERTZ               ANNA     M       360        234,450.00

     1
    18912 GRANBY PLACE                 9.625          1,992.80

    90
                                       8.750          1,992.80

 260,500.00
    ROWLAND HEIGHTS  CA   91748          1            04/19/95

    14
    3832605                              03           06/01/95

    25
    3832605                              O            05/01/25
    0


    1417243          070/070             F          112,400.00

    ZZ
    AKSDAL              SYLVIA   J       360        112,400.00

     1
    4628 183RD PLACE SOUTHWEST         9.125            914.52

    74
                                       8.875            914.52

 152,500.00
    LYNNWOOD         WA   98037          2            04/21/95

    00
    3849395                              05           06/01/95

     0
    3849395                              O            05/01/25
    0


    1417245          070/070             F          231,900.00

    BB
    BRYANT  JR          GRESSEY  V       360        231,794.64

     1
    8505 HANNUM AVENUE                 9.875          2,013.70

    95
                                       9.625          2,013.70

 244,167.00
    CULVER CITY      CA   90230          1            03/02/95

    11
    3872973                              01           05/01/95

    30
    3872973                              O            04/01/25
    0


    1417247          070/070             F          229,800.00

    ZZ
    RAMIREZ             RAYMOND  R       360        229,800.00

     1
    2231 ROLLING RIDGE ROAD           10.000          2,016.66

    95
                                       8.875          2,016.66

 241,900.00
    CHULA VISTA      CA   91914          1            04/19/95

    01
    3878016                              05           06/01/95

    30
    3878016                              O            05/01/25
    0


    1417248          070/070             F          259,900.00

    ZZ
    HEARNEY             ELAINA   L       360        259,900.00

     1
    4873 ALGONQUIN COURT               8.875          2,067.88

    77
                                       8.625          2,067.88

 339,900.00
    SAN DIEGO        CA   92130          1            04/03/95

    00
    3878212                              05           06/01/95

     0
1


    3878212                              O            05/01/25
    0


    1417249          070/070             F          317,000.00

    ZZ
    BAKE                WILLIAM  L       360        317,000.00

     1
    12207 RILLAND COURT                9.500          2,665.51

    80
                                       9.250          2,665.51

 400,000.00
    ELLICOTT CITY    MD   21042          2            04/24/95

    00
    3882573                              05           06/01/95

     0
    3882573                              O            05/01/25
    0


    1417251          070/070             F          148,000.00

    ZZ
    RENO                NANCY    M       360        147,934.52

     1
    4120 E FOREST PLEASANT PLACE      10.000          1,298.81

    69
                                       9.750          1,298.81

 215,000.00
    CAVE CREEK       AZ   85331          2            03/02/95

    00
    3906874                              05           05/01/95

     0
    3906874                              O            04/01/25
    0


    1417256          070/070             F          192,000.00

    ZZ
    PARKER              DANIEL   F       360        191,905.56

     1
    2662 RED PINE COURT                9.500          1,614.44

    60
                                       9.250          1,614.44

 320,000.00
    PARK CITY        UT   84060          5            03/01/95

    00
    3935626                              05           05/01/95

     0
    3935626                              O            04/01/25
    0


    1417257          070/070             F          208,950.00

    ZZ
    NAVARRO             DANIEL           360        208,802.51

     1
    2148 BLUEROCK CIRCLE               9.750          1,795.21

    95
                                       9.500          1,795.21

 219,950.00
    CONCORD          CA   94521          1            03/14/95

    11
    3942467                              03           05/01/95

    30
    3942467                              O            04/01/25
    0


    1417259          070/070             F          261,250.00

    ZZ
    VEGA                KAREN    M       360        261,250.00

     1
    350 LAKEVIEW WAY                  10.375          2,365.38

    95
                                       9.250          2,365.38

 275,000.00
    REDWOOD CITY     CA   94062          1            03/31/95

    14
    3947318                              05           06/01/95

    30
    3947318                              O            05/01/25
    0


1


    1417260          070/070             F          283,500.00

    ZZ
    REGAN               MATTHEW  M       360        283,500.00

     1
    8 DELLWOOD COURT                   8.875          2,255.65

    90
                                       8.625          2,255.65

 315,000.00
    SAN RAFAEL       CA   94901          1            04/05/95

    14
    3947349                              05           06/01/95

    25
    3947349                              O            05/01/25
    0


    1417262          070/070             F          216,750.00

    ZZ
    SANDHU              CHARANJITK       360        216,750.00

     1
    23 WYNCREST ROAD                   9.250          1,783.15

    76
                                       9.000          1,783.15

 288,340.00
    TOWNSHIP OF MAR  NJ   07746          1            04/27/95

    00
    3949767                              05           06/01/95

     0
    3949767                              O            05/01/25
    0


    1417263          070/070             F          261,250.00

    ZZ
    BAPTISTE            MICHEL           360        261,250.00

     1
    699 HIGH RIDGE ROAD               10.125          2,316.82

    95
                                       9.000          2,316.82

 275,000.00
    STAMFORD         CT   06905          1            04/11/95

    01
    3953266                              05           06/01/95

    30
    3953266                              O            05/01/25
    0


    1417265          070/070             F          222,400.00

    ZZ
    OSTLUND             RONALD   W       360        221,889.47

     1
    29834 N. 77TH PLACE                9.875          1,931.21

    79
                                       9.625          1,931.21

 283,453.00
    SCOTTSDALE       AZ   85262          1            03/24/95

    00
    3976722                              03           05/01/95

     0
    3976722                              O            04/01/25
    0


    1417268          070/070             F          334,800.00

    ZZ
    VANSCOY             WILLIAM  E       360        334,800.00

     1
    2288 WYND BEND BOULEVARD           9.250          2,754.32

    90
                                       8.375          2,754.32

 375,000.00
    POWELL           OH   43065          2            04/21/95

    22
    4022464                              05           06/01/95

    25
    4022464                              O            05/01/25
    0


    1417271          070/070             F          270,000.00

    ZZ
    NEWKIRK             ROBERT           360        270,000.00

     1
    10605 EVERGREEN CHASE WAY          8.875          2,148.24

    88
                                       8.625          2,148.24

 308,500.00
1


    RALEIGH          NC   27613          1            04/10/95

    21
    4043699                              05           06/01/95

    25
    4043699                              O            05/01/25
    0


    1417274          070/070             F          498,550.00

    T
    SELMAN              MICHAEL  L       360        498,550.00

     1
    562-K MAHIAI PLACE                 8.750          3,922.10

    74
                                       8.500          3,922.10

 675,000.00
    MAKAWAO          HI   96768          2            04/13/95

    00
    4061312                              05           06/01/95

     0
    4061312                              O            05/01/25
    0


    1417275          070/070             F          265,000.00

    ZZ
    JOHNSON             MICHAEL  A       360        264,850.76

     1
    10703 WYNFIELD COURT               8.875          2,108.46

    90
                                       8.625          2,108.46

 294,604.00
    GLENN DALE       MD   20769          1            03/24/95

    14
    4062643                              03           05/01/95

    25
    4062643                              O            04/01/25
    0


    1417277          070/070             F          233,700.00

    ZZ
    LEWIS               JAMES    D       360        233,700.00

     1
    14012 CROSSBRANCH COURT           10.375          2,115.94

    95
                                       9.250          2,115.94

 246,000.00
    LOUISVILLE       KY   40245          1            04/28/95

    14
    4077535                              05           06/01/95

    30
    4077535                              O            05/01/25
    0


    1417278          070/070             F          270,000.00

    ZZ
    BRYANT              JEFF     D       360        270,000.00

     1
    109 STONINGTON DRIVE               9.375          2,245.72

    90
                                       8.500          2,245.72

 300,000.00
    PEACHTREE CITY   GA   30329          1            04/19/95

    01
    4097989                              05           06/01/95

    25
    4097989                              O            05/01/25
    0


    1417280          070/070             F          247,000.00

    ZZ
    LEE                 HOI      M       360        247,000.00

     1
    9921 WOODMERE CIRCLE               9.000          1,987.42

    95
                                       8.750          1,987.42

 260,000.00
    WESTMINSTER      CA   92683          1            04/24/95

    14
    4137825                              05           06/01/95

    30
    4137825                              O            05/01/25
    0
1




    1417281          070/070             F          244,150.00

    ZZ
    WILLIS              ROGER    W       360        244,150.00

     1
    2630 EAST ORANGE GROVE AVENUE      9.375          2,030.72

    95
                                       9.125          2,030.72

 257,000.00
    ORANGE           CA   92669          1            04/06/95

    04
    4172064                              05           06/01/95

    30
    4172064                              O            05/01/25
    0


    1417282          070/070             F           88,900.00

    ZZ
    ROUNDY              RUTH     M       360         88,900.00

     1
    63 EAST 200 SOUTH STREET, #12      9.500            747.52

    70
                                       9.250            747.52

 127,000.00
    ST. GEORGE       UT   84770          1            04/25/95

    00
    4177874                              03           06/01/95

     0
    4177874                              O            05/01/25
    0


    1417283          070/070             F           86,800.00

    ZZ
    LEWIS               BRIGG    G       360         86,800.00

     1
    42 EAST BONITO WAY                 9.250            714.08

    70
                                       9.000            714.08

 124,000.00
    CENTERVILLE      UT   84014          1            04/26/95

    00
    4178014                              05           06/01/95

     0
    4178014                              O            05/01/25
    0


    1417284          070/070             F           95,400.00

    ZZ
    CUBING              ANGELES  S       360         95,400.00

     1
    408 BOARDWALK DRIVE #24            9.500            802.17

    90
                                       8.625            802.17

 106,000.00
    SAN BRUNO        CA   94066          1            04/11/95

    01
    4197159                              01           06/01/95

    25
    4197159                              O            05/01/25
    0


    1417285          070/070             F          217,700.00

    ZZ
    MCCLENDON           JAMES    W       360        217,700.00

     1
    5194 COTNER ROAD                   9.250          1,790.96

    72
                                       9.000          1,790.96

 305,000.00
    ELIDA            OH   45807          2            04/25/95

    00
    4198905                              05           06/01/95

     0
    4198905                              O            05/01/25
    0


    1417286          070/070             F          248,200.00

    ZZ
    BAUGH               CLARENCE L       360        248,200.00

     1
1


    2084 DEER CREEK COUNTRY CLUB       9.625          2,109.67

    85
                                       9.000          2,109.67

 292,000.00
    DEERFIELD BEACH  FL   33442          1            04/28/95

    14
    4208915                              03           06/01/95

    12
    4208915                              O            05/01/25
    0


    1417287          070/070             F          488,000.00

    ZZ
    VAN                 ADRIENNE N       360        488,000.00

     1
    2127 BRIDLE RIDGE COURT            9.500          4,103.37

    80
                                       9.250          4,103.37

 610,000.00
    SAN JOSE         CA   95138          1            04/05/95

    00
    4228003                              05           06/01/95

     0
    4228003                              O            05/01/25
    0


    1417288          070/070             F          234,000.00

    ZZ
    TOSTI               ELVIRA           360        234,000.00

     1
    2 GASTON MILL COURT                9.625          1,988.98

    90
                                       9.375          1,988.98

 260,000.00
    MILLSTONE        NJ   07726          1            04/07/95

    11
    4231065                              05           06/01/95

    25
    4231065                              O            05/01/25
    0


    1417289          070/070             F          246,600.00

    ZZ
    RISOLI              PAUL             360        246,600.00

     1
    73 LOCKWOOD AVENUE                 9.625          2,096.07

    90
                                       8.750          2,096.07

 274,000.00
    EASTCHESTER      NY   10708          1            05/01/95

    14
    4240342                              05           06/01/95

    25
    4240342                              O            05/01/25
    0


    1417290          070/070             F          228,100.00

    ZZ
    BRANCH              DAVID    E       360        228,100.00

     1
    492 TURTLE LANE                    9.000          1,835.35

    80
                                       8.750          1,835.35

 286,500.00
    SEGUIN           TX   78155          2            04/05/95

    00
    4274717                              05           06/01/95

     0
    4274717                              O            05/01/25
    0


    1417291          070/070             F          209,000.00

    ZZ
    HEATLEY             GEORGE           360        209,000.00

     1
    1244 WEST ALLUVIAL AVENUE          9.000          1,681.67

    95
                                       8.750          1,681.67

 220,000.00
    FRESNO           CA   93711          1            04/13/95

    12
    4275984                              05           06/01/95

    30
1


    4275984                              O            05/01/25
    0


    1417293          070/070             F          256,000.00

    ZZ
    HOLMES              JOHN     S       360        256,000.00

     1
    11757 E. TERRA DRIVE               9.250          2,106.05

    80
                                       9.000          2,106.05

 323,000.00
    SCOTTSDALE       AZ   85259          1            04/26/95

    00
    4304418                              03           06/01/95

     0
    4304418                              O            05/01/25
    0


    1417294          070/070             F          222,300.00

    ZZ
    WEDER               RENE             360        222,300.00

     1
    7552 URBAN STREET                  8.625          1,729.03

    90
                                       8.375          1,729.03

 247,000.00
    ARVADA           CO   80005          1            05/01/95

    21
    4306417                              05           06/01/95

    25
    4306417                              O            05/01/25
    0


    1417295          070/070             F           79,300.00

    ZZ
    MITCHELL            JOAN     A       360         79,300.00

     1
    6804 LUMRY STREET                  9.000            638.07

    95
                                       8.750            638.07

  83,500.00
    NORTH HIGHLANDS  CA   95660          1            04/27/95

    04
    4346122                              05           06/01/95

    30
    4346122                              O            05/01/25
    0


    1417300          070/070             F          213,700.00

    ZZ
    CAMPO               LUNINGNIN        360        213,700.00

     1
    6317 ALONZO AVE                    9.000          1,719.48

    95
                                       8.750          1,719.48

 225,000.00
    LOS ANGELES      CA   91316          1            04/07/95

    11
    4367046                              05           06/01/95

    30
    4367046                              O            05/01/25
    0


    1417301          070/070             F          217,500.00

    ZZ
    MCALLISTER          JOSEPH   H       360        217,500.00

     1
    356 MAIN STREET NORTH              8.875          1,730.53

    75
                                       8.625          1,730.53

 290,000.00
    SOUTHBURY        CT   06488          5            04/28/95

    00
    4367326                              05           06/01/95

     0
    4367326                              O            05/01/25
    0


1


    1417303          070/070             F          298,000.00

    ZZ
    WILLIAMS            GARY             360        298,000.00

     1
    1020 HERITAGE WOODS DRIVE         10.375          2,698.11

    95
                                       9.250          2,698.11

 316,887.00
    HENDERSONVILLE   TN   37075          4            04/12/95

    01
    9262512                              05           06/01/95

    30
    9262512                              O            05/01/25
    0


    1417305          070/070             F          220,000.00

    ZZ
    BROWN               HARVEY   V       360        217,533.15

     1
    13267 SEMORA PLACE                 9.250          1,809.89

    89
                                       8.500          1,809.89

 249,000.00
    CERITTOS         CA   90701          2            04/21/94

    22
    9298182                              05           06/01/94

    20
    9298182                              O            05/01/24
    0


    1417306          070/070             F          229,500.00

    ZZ
    SCHECHTER           ROBERT           360        229,176.17

     1
    6 MARTIN COURT                     9.750          1,971.76

    77
                                       9.500          1,971.76

 300,000.00
    MANALAPAN        NJ   07726          1            01/30/95

    00
    9365726                              05           03/01/95

     0
    9365726                              O            02/01/25
    0


    1417308          070/070             F          304,800.00

    ZZ
    STAPLES             DANIEL   W       360        304,402.80

     1
    2281 HALLERS CREEK LANE           10.125          2,703.04

    80
                                       9.875          2,703.04

 381,902.00
    GREEN BAY        WI   54313          4            01/18/95

    00
    9579674                              05           03/01/95

     0
    9579674                              O            02/01/25
    0


    1417315          664/728             F          276,000.00

    ZZ
    FRANTZ              KENNETH          360        276,000.00

     1
    1717 N HAPP ROAD                   8.750          2,171.30

    75
                                       8.500          2,171.30

 368,000.00
    NORTHBROOK       IL   60062          1            04/28/95

    00
    0380114273                           05           06/01/95

     0
    1988948                              O            05/01/25
    0


    1417318          324/728             F          282,000.00

    ZZ
    COLA                NEIL     R       360        282,000.00

     1
    53 BRACKETT ROAD                   9.375          2,345.54

    63
                                       9.125          2,345.54

 450,000.00
1


    NEWTON           MA   02158          2            04/26/95

    00
    0380114984                           05           06/01/95

     0
    5037775                              O            05/01/25
    0


    1417324          562/562             F          100,000.00

    ZZ
    ZHENG               BIN              360        100,000.00

     1
    13 HAWLEYVILLE ROAD                9.250            822.68

    67
                                       9.000            822.68

 150,000.00
    BETHEL           CT   06801          1            04/13/95

    00
    456384                               05           06/01/95

     0
    456384                               O            05/01/25
    0


    1417326          324/728             F          225,000.00

    ZZ
    ADAMS               DAVID    W       360        225,000.00

     1
    2832 WOODBURY CIRCLE               9.000          1,810.41

    75
                                       8.750          1,810.41

 300,000.00
    ST. GEORGE       UT   84770          2            04/24/95

    00
    0380114968                           05           06/01/95

     0
    2454000723                           O            05/01/25
    0


    1417335          163/728             F          216,300.00

    ZZ
    BARNHART            BENNY    L       360        216,187.87

     1
    4201 DRIFTWOOD DRIVE               9.250          1,779.45

    95
                                       9.000          1,779.45

 227,712.00
    WICHITA FALLS    TX   76309          1            03/16/95

    14
    0380114992                           05           05/01/95

    30
    53860813                             O            04/01/25
    0


    1417338          628/628             F          474,000.00

    ZZ
    BUNTING             MARY     A       360        474,000.00

     1
    35 STURGES HIGHWAY                 8.500          3,644.65

    80
                                       8.375          3,644.65

 592,500.00
    WESTPORT         CT   06880          1            04/18/95

    00
    89128                                05           06/01/95

     0
    89128                                O            05/01/25
    0


    1417343          070/070             F          243,900.00

    BB
    KELLER              TODD     M       360        243,900.00

     1
    1656 NORTH VALLEJO WAY            10.000          2,140.40

    90
                                       9.750          2,140.40

 271,000.00
    UPLAND           CA   91784          1            04/06/95

    10
    4232481                              05           06/01/95

    25
    4232481                              O            05/01/25
    0
1




    1417348          232/232             F          328,500.00

    ZZ
    LOONEY              RODNEY   V       360        328,500.00

     1
    17816 159TH AVENUE NORTHEAST       9.125          2,672.79

    90
                                       8.875          2,672.79

 365,000.00
    WOODINVILLE      WA   98072          1            04/12/95

    14
    0154081                              05           06/01/95

    17
    0154081                              O            05/01/25
    0


    1417414          267/267             F          232,000.00

    ZZ
    GOODE DOX           WENDIE           360        232,000.00

     1
    1721 BAGLEY AVENUE                 8.625          1,804.48

    67
                                       8.375          1,804.48

 350,000.00
    LOS ANGELES      CA   90035          2            04/18/95

    00
    7321839                              05           06/01/95

     0
    7321839                              O            05/01/25
    0


    1417423          003/728             F           95,000.00

    ZZ
    LILES               CATHY            360         94,948.11

     1
    1619 WILLOW WAY                    9.000            764.39

    75
                                       8.750            764.39

 126,900.00
    WOODSTOCK        GA   30188          1            03/28/95

    00
    0380115320                           05           05/01/95

     0
    61061283                             O            04/01/25
    0


    1417452          083/728             F          516,000.00

    ZZ
    GARNET              WILLIAM  D       360        516,000.00

     1
    3598 ALTA MESA DRIVE               9.125          4,198.35

    75
                                       8.875          4,198.35

 688,000.00
    STUDIO CITY ARE  CA   91604          2            03/31/95

    00
    0380115064                           05           06/01/95

     0
    1080617                              O            05/01/25
    0


    1417525          556/728             F          225,000.00

    ZZ
    HAYNES              EARL L           360        225,000.00

     1
    8959 SYCAMORE RIDGE RD             8.500          1,730.06

    80
                                       8.250          1,730.06

 284,000.00
    FAIRFAX STATION  VA   22039          1            04/28/95

    00
    0380115478                           03           06/01/95

     0
    125770                               O            05/01/25
    0


    1417568          267/267             F          250,000.00

    ZZ
    POMA                CHRIS            360        250,000.00

     1
1


    26077 KORNBLUM DRIVE               8.500          1,922.29

    77
                                       8.250          1,922.29

 325,000.00
    ESCONDIDO        CA   92026          1            04/25/95

    00
    7321392                              05           06/01/95

     0
    7321392                              O            05/01/25
    0


    1417580          267/267             F          766,500.00

    ZZ
    GRUEN               ROGER    E       360        766,500.00

     1
    16862 CALLE DE SARAH               8.625          5,961.76

    70
                                       8.375          5,961.76
1,095,000.00
    PACIFIC PALISAD  CA   90272          1            03/29/95

    00
    7307885                              03           06/01/95

     0
    7307885                              O            05/01/25
    0


    1417617          018/728             F          215,000.00

    ZZ
    THOMAS              FRANK            240        212,413.89

     1
    108 OAK VIEW LANE                  8.500          1,865.82

    69
                                       8.250          1,865.82

 315,000.00
    HELENA           AL   35080          4            03/31/94

    00
    0380115965                           05           11/01/94

     0
    210275                               O            10/01/14
    0

   TOTAL NUMBER OF LOANS   :        379

   TOTAL ORIGINAL BALANCE  :   102,335,486.14

   TOTAL PRINCIPAL BALANCE :   102,156,471.55

   TOTAL ORIGINAL P+I      :       841,325.68

   TOTAL CURRENT P+I       :       841,325.68


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 05/19/95           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 06.43.57           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1995-S8
CUTOFF : 05/01/95
  POOL       : 0004171
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    ORIG RATE                            ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP

- -----------------------------------------------------------------
- --------------

      1398762                              .2500
      308,787.68                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1400589                              .2500
      214,834.15                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1401109                              .2500
      245,000.00                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.0000                        1.7200

      1402182                              .2500
      219,260.14                           .0300
           10.1250                         .0000
            9.8750                         .0000
            9.8450                         .0000
            8.0000                        1.8450

      1402195                              .2500
      214,476.52                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1405117                              .2500
      323,827.57                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950
1



      1405215                              .2500
      649,704.69                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950

      1405223                              .2500
      287,850.69                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1405226                              .2500
      268,377.60                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1405257                              .2500
      365,000.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1405372                              .2500
      850,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1405729                              .2500
      389,781.35                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1405740                              .2500
       98,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1405745                              .2500
      298,100.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700
1



      1405792                              .2500
      258,288.74                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1405817                              .1250
      291,844.61                           .0800
            9.1250                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1405819                              .2500
      300,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1405826                              .2500
      225,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1406002                              .2500
       53,271.63                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1406095                              .2500
      299,571.85                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1406227                              .2500
      339,033.15                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1406232                              .2500
      185,908.51                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200
1



      1406709                              .2500
      242,490.19                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1406739                              .2500
      241,505.11                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1406751                              .2500
       40,398.80                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1406756                              .2500
       30,685.08                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950

      1406776                              .2500
      225,289.99                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950

      1406782                              .2500
      289,601.53                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950

      1406814                              .2500
      246,182.78                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1406833                              .2500
      240,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200
1



      1406837                              .2500
      225,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1406911                              .2500
      234,779.82                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1406930                              .2500
      240,225.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1407602                              .2500
      229,261.11                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1407677                              .2500
      175,750.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1407684                              .2500
      247,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1407703                              .2500
      227,678.29                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1407729                              .2500
      207,892.17                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700
1



      1407752                              .2500
      207,197.20                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1407777                              .2500
      211,067.74                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1407795                              .2500
      269,867.19                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1407799                              .2500
      231,838.29                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950

      1407801                              .2500
      339,087.33                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1407810                              .2500
      224,883.45                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.0000                        1.3450

      1407843                              .2500
      228,834.37                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1407853                              .2500
      175,826.16                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700
1



      1414660                              .2700
      348,569.20                           .0300
            9.2500                         .0000
            8.9800                         .0000
            8.9500                         .0000
            8.0000                         .9500

      1414709                              .2500
      350,000.00                           .0300
           10.1250                         .0000
            9.8750                         .0000
            9.8450                         .0000
            8.0000                        1.8450

      1414839                              .2500
      230,283.64                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1414902                              .2500
      215,731.05                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1414907                              .2500
       93,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1414915                              .2500
      233,806.29                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1414957                              .2500
      160,920.80                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1414988                              .2500
      107,047.33                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700
1



      1415000                              .2500
      320,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1415004                              .2500
      329,833.36                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1415021                              .2500
      319,300.57                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1415024                              .2500
      184,926.60                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1415035                              .2500
      137,860.09                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1415038                              .2500
       89,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1415045                              .2500
      223,429.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1415069                              .2500
      259,861.63                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450
1



      1415078                              .3750
      649,358.01                           .0800
            9.5000                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1415086                              .2500
       94,910.99                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1415089                              .2500
      319,625.58                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1415096                              .2500
      315,844.57                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1415158                              .2500
       59,962.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1415162                              .2500
       77,962.03                           .0800
            9.5500                         .0000
            9.3000                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1415163                              .2500
       45,478.77                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1415164                              .2500
       92,646.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200
1



      1415171                              .2500
      201,445.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1415189                              .2500
      255,865.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1415207                              .2500
      225,600.00                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
            8.0000                         .0200

      1415219                              .2500
      324,822.48                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1415228                              .2500
      299,082.23                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1415229                              .2500
      294,830.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1415265                              .2500
      234,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1415300                              .2500
      293,309.26                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450
1



      1415301                              .2500
      247,348.00                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            8.0000                        2.1700

      1415303                              .2500
      283,628.24                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1415309                              .2500
      224,886.37                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1415318                              .2500
      104,945.56                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1415331                              .2500
       63,865.09                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1415346                              .2500
      449,760.53                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1415356                              .2500
      239,865.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1415366                              .2500
      273,857.95                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700
1



      1415468                              .2500
      114,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1415533                              .2500
      293,835.17                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1415546                              .2500
      318,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1415648                              .2500
      319,450.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1415679                              .2500
      242,516.48                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.0000                        1.3450

      1415738                              .2500
       85,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1415758                              .2500
      416,150.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1415799                              .2500
      245,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200
1



      1415805                              .2500
      210,000.00                           .0800
            8.8500                         .0000
            8.6000                         .0000
            8.5200                         .0000
            8.0000                         .5200

      1415830                              .2500
       87,500.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1415832                              .2500
      143,500.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.0000                        1.3450

      1415833                              .2500
      216,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1415834                              .2500
      152,450.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1415877                              .2500
      251,900.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1415879                              .2500
      488,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1415881                              .2500
      237,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950
1



      1415973                              .2500
      247,878.01                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1415974                              .2500
      219,891.80                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1415975                              .2500
      253,454.10                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1416004                              .2500
       44,200.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416017                              .2500
      145,000.00                           .0800
            9.6500                         .0000
            9.4000                         .0000
            9.3200                         .0000
            8.0000                        1.3200

      1416019                              .2500
       27,500.00                           .0800
            9.2000                         .0000
            8.9500                         .0000
            8.8700                         .0000
            8.0000                         .8700

      1416023                              .2500
      232,500.00                           .0800
            9.0500                         .0000
            8.8000                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416024                              .2500
      270,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450
1



      1416044                              .2500
      235,471.31                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416050                              .2500
      299,250.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1416075                              .2500
      323,900.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416138                              .2500
      164,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1416143                              .2500
      247,364.80                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1416144                              .2500
       60,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1416157                              .2500
      230,350.55                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.0000                        1.7200

      1416158                              .2500
      225,152.69                           .0300
           10.3750                         .0000
           10.1250                         .0000
           10.0950                         .0000
            8.0000                        2.0950
1



      1416159                              .2500
      228,189.35                           .0300
           10.3750                         .0000
           10.1250                         .0000
           10.0950                         .0000
            8.0000                        2.0950

      1416160                              .2500
      212,176.65                           .0300
           10.3750                         .0000
           10.1250                         .0000
           10.0950                         .0000
            8.0000                        2.0950

      1416161                              .2500
      207,142.86                           .0300
           10.3750                         .0000
           10.1250                         .0000
           10.0950                         .0000
            8.0000                        2.0950

      1416162                              .2500
      149,034.81                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950

      1416163                              .2500
      114,867.07                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416164                              .2500
      186,988.70                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.0000                        1.7200

      1416165                              .2500
      260,263.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416167                              .2500
      317,891.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950
1



      1416168                              .2500
      229,883.86                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416169                              .2500
      116,782.77                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1416170                              .2500
      339,819.07                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416171                              .2500
       84,951.09                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1416172                              .2500
      256,720.29                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416173                              .2500
      238,379.56                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416174                              .2500
      209,482.50                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416175                              .2500
      519,708.48                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950
1



      1416179                              .2500
      327,719.40                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416180                              .2500
      225,274.85                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1416181                              .2500
       68,614.41                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416182                              .2500
      104,345.88                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416184                              .2500
      184,896.29                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416185                              .2500
      214,882.56                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416186                              .2500
      160,918.69                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416187                              .2500
      323,201.64                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950
1



      1416188                              .2500
      223,886.88                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416189                              .2500
      237,330.09                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416191                              .2500
      394,284.51                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416193                              .2500
       94,454.73                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.0000                        1.3450

      1416194                              .2500
       64,966.30                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416195                              .2500
      418,654.59                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1416197                              .2500
      293,835.17                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416198                              .2500
      280,634.22                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450
1



      1416201                              .2500
      249,659.85                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416202                              .2500
      367,809.22                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416203                              .2500
      208,888.78                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416204                              .2500
       49,124.52                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416205                              .2500
      213,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416207                              .2500
      139,919.45                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1416211                              .2500
      269,850.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1416212                              .2500
      224,000.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700
1



      1416213                              .2500
      120,000.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.0000                        1.3450

      1416214                              .2500
       42,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416217                              .2500
      230,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416219                              .2500
      130,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416221                              .2500
      240,980.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416225                              .2500
      293,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1416226                              .2500
       78,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416227                              .2500
      220,450.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200
1



      1416244                              .2500
      304,337.95                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416289                              .2500
      227,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1416293                              .2500
       59,968.89                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416346                              .2500
      230,400.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416348                              .2500
      280,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1416369                              .2500
      388,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416374                              .2500
      136,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416449                              .2500
      181,300.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950
1



      1416454                              .2500
      153,750.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416465                              .2500
      269,867.19                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416474                              .2500
      998,512.64                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416475                              .2500
      203,696.56                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416483                              .2500
      296,865.06                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.0000                        1.5450

      1416484                              .2500
      299,831.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1416486                              .2500
      499,517.50                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            8.0000                        1.7950

      1416494                              .2500
      975,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450
1



      1416497                              .2500
      304,824.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1416498                              .2500
      211,193.29                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1416499                              .2500
      324,840.14                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416500                              .2500
      343,821.66                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1416504                              .2500
      366,917.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1416507                              .2500
      198,706.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1416508                              .2500
      203,031.29                           .0800
            8.6750                         .0000
            8.4250                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1416509                              .2500
      267,867.05                           .0800
            9.4600                         .0000
            9.2100                         .0000
            9.1300                         .0000
            8.0000                        1.1300
1



      1416510                              .2500
      459,721.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1416511                              .2500
      649,593.91                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                         .0000
            8.0000                         .0200

      1416513                              .2500
      259,850.57                           .0800
            8.7550                         .0000
            8.5050                         .0000
            8.4250                         .0000
            8.0000                         .4250

      1416515                              .2500
      259,669.05                           .0800
            8.8000                         .0000
            8.5500                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1416518                              .2500
      299,827.39                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1416520                              .2500
      289,420.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            8.0000                         .0450

      1416521                              .2500
      330,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1416523                              .2500
      455,757.33                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950
1



      1416524                              .2500
      475,000.00                           .0800
            8.8700                         .0000
            8.6200                         .0000
            8.5400                         .0000
            8.0000                         .5400

      1416526                              .2500
      249,863.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1416527                              .2500
      299,846.74                           .0800
            9.3200                         .0000
            9.0700                         .0000
            8.9900                         .0000
            8.0000                         .9900

      1416529                              .2500
      284,840.06                           .0800
            8.8700                         .0000
            8.6200                         .0000
            8.5400                         .0000
            8.0000                         .5400

      1416530                              .2500
      249,857.20                           .0800
            8.7850                         .0000
            8.5350                         .0000
            8.4550                         .0000
            8.0000                         .4550

      1416532                              .2500
      156,909.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1416535                              .2500
      205,000.00                           .0800
            9.6000                         .0000
            9.3500                         .0000
            9.2700                         .0000
            8.0000                        1.2700

      1416536                              .2500
      332,327.62                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200
1



      1416537                              .2500
      255,860.16                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1416541                              .2500
      227,878.66                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1416542                              .2500
      249,866.95                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1416544                              .2500
      216,893.26                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416548                              .2500
      291,752.59                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1416552                              .2500
      364,778.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1416554                              .2500
      237,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1416555                              .2500
      323,827.58                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950
1



      1416556                              .2500
      228,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1416557                              .2500
      210,481.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1416560                              .2500
      291,326.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1416561                              .2500
      221,291.09                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416563                              .2500
      412,762.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1416564                              .2500
      271,847.51                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1416565                              .2500
      311,096.90                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1416566                              .2500
      324,827.04                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950
1



      1416567                              .2500
      675,649.54                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1416569                              .2500
       92,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1416570                              .2500
      412,307.54                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1416699                              .2500
      269,671.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1416706                              .2500
      234,070.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1416757                              .2500
      282,237.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1416929                              .2500
      248,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1416962                              .2500
      261,849.26                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700
1



      1416965                              .2500
      259,861.63                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416975                              .2500
      249,870.39                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1416976                              .2500
      348,750.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416977                              .2500
      262,252.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416978                              .2500
      223,137.26                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1416980                              .2500
      252,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1416981                              .2500
      314,832.36                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416982                              .2500
      475,733.15                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950
1



      1416984                              .2500
      499,726.88                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416985                              .2500
      220,397.12                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1416992                              .2500
      419,770.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1416993                              .2500
      341,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1416996                              .2500
      244,962.59                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1416997                              .2500
      221,132.25                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1416998                              .2500
      323,753.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            8.0000                         .2200

      1417003                              .2500
      325,851.89                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.0000                        1.5950
1



      1417005                              .2500
      600,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1417006                              .2500
      224,889.30                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1417009                              .2500
      436,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417012                              .2500
      230,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1417014                              .2500
      266,358.18                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1417017                              .2500
      375,783.67                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1417021                              .2500
      189,904.06                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1417027                              .2500
    1,000,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950
1



      1417029                              .2500
      253,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417034                              .2500
    1,000,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1417037                              .2500
      445,000.00                           .0800
            8.7250                         .0000
            8.4750                         .0000
            8.3950                         .0000
            8.0000                         .3950

      1417038                              .2500
      250,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1417042                              .2500
      375,000.00                           .0800
            8.7000                         .0000
            8.4500                         .0000
            8.3700                         .0000
            8.0000                         .3700

      1417043                              .2500
      998,157.49                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.0000                        1.2950

      1417045                              .2500
      516,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417046                              .2500
      173,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200
1



      1417047                              .2500
      525,000.00                           .0800
            8.4200                         .0000
            8.1700                         .0000
            8.0900                         .0000
            8.0000                         .0900

      1417051                              .2500
      122,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1417060                              .2500
      299,500.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1417069                              .2500
      314,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417097                              .2500
      213,250.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1417099                              .2500
      116,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1417109                              .2500
      330,345.80                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.0000                        1.4700

      1417110                              .2500
      350,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950
1



      1417111                              .2500
      251,253.74                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            8.0000                         .0950

      1417112                              .2500
      240,657.83                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1417113                              .2500
      286,530.74                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1417114                              .2500
      241,357.42                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1417116                              .2500
      350,792.77                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1417120                              .2500
      100,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1417122                              .2500
      350,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417123                              .2500
      450,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450
1



      1417124                              .2500
      217,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1417125                              .2500
       75,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1417126                              .2500
      318,750.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.0000                        1.2200

      1417127                              .2500
      396,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417128                              .2500
      300,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417129                              .2500
      297,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.0000                         .3450

      1417132                              .2500
      180,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1417133                              .2500
      218,650.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950
1



      1417136                              .2500
      300,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417138                              .2500
      230,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1417140                              .2500
      550,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950

      1417143                              .2500
      480,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.0000                         .5950

      1417155                              .2500
      393,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1417190                              .2500
      222,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417191                              .2500
      225,150.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1417196                              .2500
      499,256.33                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700
1



      1417198                              .2500
      155,845.93                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417199                              .2500
      374,834.11                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.0000                        1.6700

      1417200                              .2500
      153,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1417202                              .2500
      202,136.58                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.0000                        1.6700

      1417204                              .2500
      274,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1417205                              .2500
      375,129.14                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417206                              .2500
      240,512.22                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417207                              .2500
       94,953.27                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700
1



      1417208                              .2500
      316,678.57                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1417209                              .2500
      269,760.12                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.0000                        1.6700

      1417215                              .2500
      271,647.41                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1417216                              .2500
      292,195.54                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417217                              .2500
      466,795.82                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            8.0000                        1.7950

      1417218                              .2500
      141,887.10                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417219                              .2500
      267,871.61                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.0000                        1.2950

      1417220                              .2500
      241,623.59                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200
1



      1417221                              .2500
      344,708.52                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            8.0000                        1.9200

      1417222                              .2500
      251,770.08                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.0000                        1.5450

      1417224                              .8750
      283,500.00                           .0800
           10.2500                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.0000                        1.2950

      1417225                              .2500
      379,653.30                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.0000                        1.5450

      1417226                              .2500
      306,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1417227                              .2500
      302,925.32                           .0800
           10.3750                         .0000
           10.1250                         .0000
           10.0450                         .0000
            8.0000                        2.0450

      1417228                              .2500
      309,855.37                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1417229                              .2500
      260,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450
1



      1417230                              .2500
      290,583.35                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.0000                        1.6700

      1417231                              .2500
      254,271.93                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1417234                              .2500
      142,300.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1417236                              .2500
      233,750.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417237                              .2500
      219,900.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1417242                              .8750
      234,450.00                           .0800
            9.6250                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417243                              .2500
      112,400.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1417245                              .2500
      231,794.64                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.0000                        1.5450
1



      1417247                             1.1250
      229,800.00                           .0800
           10.0000                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1417248                              .2500
      259,900.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1417249                              .2500
      317,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417251                              .2500
      147,934.52                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.0000                        1.6700

      1417256                              .2500
      191,905.56                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417257                              .2500
      208,802.51                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1417259                             1.1250
      261,250.00                           .0800
           10.3750                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417260                              .2500
      283,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450
1



      1417262                              .2500
      216,750.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417263                             1.1250
      261,250.00                           .0800
           10.1250                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417265                              .2500
      221,889.47                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.0000                        1.5450

      1417268                              .8750
      334,800.00                           .0800
            9.2500                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.0000                         .2950

      1417271                              .2500
      270,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1417274                              .2500
      498,550.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1417275                              .2500
      264,850.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1417277                             1.1250
      233,700.00                           .0800
           10.3750                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700
1



      1417278                              .8750
      270,000.00                           .0800
            9.3750                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1417280                              .2500
      247,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417281                              .2500
      244,150.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.0000                        1.0450

      1417282                              .2500
       88,900.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417283                              .2500
       86,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417284                              .8750
       95,400.00                           .0800
            9.5000                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1417285                              .2500
      217,700.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417286                              .6250
      248,200.00                           .0800
            9.6250                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200
1



      1417287                              .2500
      488,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417288                              .2500
      234,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.0000                        1.2950

      1417289                              .8750
      246,600.00                           .0800
            9.6250                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417290                              .2500
      228,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417291                              .2500
      209,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417293                              .2500
      256,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417294                              .2500
      222,300.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.0000                         .2950

      1417295                              .2500
       79,300.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700
1



      1417300                              .2500
      213,700.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.0000                         .6700

      1417301                              .2500
      217,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.0000                         .5450

      1417303                             1.1250
      298,000.00                           .0800
           10.3750                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.0000                        1.1700

      1417305                              .7500
      217,533.15                           .0800
            9.2500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.0000                         .4200

      1417306                              .2500
      229,176.17                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.0000                        1.4200

      1417308                              .2500
      304,402.80                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            8.0000                        1.7950

      1417315                              .2500
      276,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.0000                         .4700

      1417318                              .2500
      282,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.0000                        1.0950
1



      1417324                              .2500
      100,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.0000                         .9200

      1417326                              .2500
      225,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200

      1417335                              .2500
      216,187.87                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.0000                         .9700

      1417338                              .1250
      474,000.00                           .0800
            8.5000                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.0000                         .2950

      1417343                              .2500
      243,900.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.0000                        1.6700

      1417348                              .2500
      328,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.0000                         .7950

      1417414                              .2500
      232,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.0000                         .2950

      1417423                              .2500
       94,948.11                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.0000                         .7200
1



      1417452                              .2500
      516,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.0000                         .8450

      1417525                              .2500
      225,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            8.0000                         .2200

      1417568                              .2500
      250,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.0000                         .1700

      1417580                              .2500
      766,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.0000                         .2950

      1417617                              .2500
      212,413.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            8.0000                         .2200

  TOTAL NUMBER OF LOANS:      379
  TOTAL BALANCE........:        102,156,471.55


1

  RUN ON     : 05/19/95            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 06.43.57            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1995-S8      FIXED SUMMARY REPORT
CUTOFF : 05/01/95
  POOL       : 0004171
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM

    TO

- -----------------------------------------------------------------
- --------------
  ORIG RATE                             9.2221            8.3500

  10.5000
  RFC NET RATE                          8.9502            8.1000

  10.2500
  NET MTG RATE(INVSTR RATE)             8.8939            8.0200

  10.1700
  POST STRIP RATE                       8.0000            8.0000

   8.0000
  SUB SERV FEE                           .2719             .1250

   1.1250
  MSTR SERV FEE                          .0564             .0300

    .0800
  ALL EXP                                .0000             .0000

    .0000
  MISC EXP                               .0000             .0000

    .0000
  SPREAD                                 .0000             .0000

    .0000
  STRIP                                  .8939             .0200

   2.1700







  TOTAL NUMBER OF LOANS:   379
  TOTAL BALANCE........:     102,156,471.55


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                           EXHIBIT G

                         FORM OF SELLER/SERVICER CONTRACT


  This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential
Funding Corporation, its successors and assigns ("Residential Funding") and _____________________
(the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

  WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential
Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the
Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

  NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.     Incorporation of Guides by Reference.

  The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell
Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing; provided, further that if the
Seller/Servicer does not service Loans for Residential Funding, the provisions of the Residential
Funding Servicer Guide shall be inapplicable, and if the Seller/Servicer does not sell Loans to Residential Funding, the provisions of the Residential Funding Seller Guide shall be inapplicable, in each case until such time as the Seller/Servicer does service Loans for or, as appropriate, does sell Loans to Residential Funding. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.     Amendments.

  This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.     Representations and Warranties.

  a.   Reciprocal Representations and Warranties.

       The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

       (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides.

       (2)  This Contract has been duly authorized, executed and

            delivered by each party and
            constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

       (3)  There is no action, proceeding or investigation

            pending or threatened, nor any basis
            therefor known to either party, that questions the

            validity or prospective validity
            of this Contract.

       (4)  Insofar as its capacity to carry out any obligation

            under this Contract is
            concerned, neither party is in violation of any

            charter, articles of incorporation,
            bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and no such obligation adversely affects its
            capacity to fulfill any of its promises or duties

            under this Contract.  Its
            execution of, and performance pursuant to, this

            Contract will not result in a
            violation of any of the foregoing.

  b.   Seller/Servicer's Representations, Warranties and

       Covenants.

       In addition to the representations, warranties and

       covenants made by the Seller/Servicer
       pursuant to subparagraph (a) of this paragraph 3, the

       Seller/Servicer makes the
       representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified

       Resolution of Board of Directors
       which authorizes the execution and delivery of this

       Contract.

4.     Remedies of Residential Funding.

      If an Event of Seller Default, or an Event of Servicer

      Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.     Seller/Servicer's Status as Independent Contractor.

  At no time shall the Seller/Servicer represent that it is acting as an agent of Residential
Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.     Prior Agreements Superseded.

  This Contract restates, amends and supersedes any and all prior
Seller Contracts or Servicer
Contracts between the parties except that any subservicing agreement executed by the
Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.     Assignment.

  This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan. Unless
Residential Funding specifies otherwise, any such sale, assignment, conveyance, hypothecation, pledge or transfer shall be effective upon written notice by Residential Funding to the
Seller/Servicer.

8.     Notices.

  All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by certified mail, return receipt requested, postage prepaid, to the addresses below. However, another name or address or both may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or by Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notice must be sent to the appropriate address specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







  Attention:

9.     Jurisdiction and Venue.

  Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.    Miscellaneous.

  This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All section headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This
Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
  IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                         SELLER/SERVICER

[Corporate Seal]
(If none, so state.)



                                     (Name of Seller/Servicer)

                           By:


                                     (Signature)


                           By:


   (Typed Name)                           (Typed Name)


Title:                     Title:





ATTEST:                         RESIDENTIAL FUNDING CORPORATION

                           By:


                                     (Signature)


                           By:


   (Typed Name)                           (Typed Name)


Title:                     Title:


                     EXHIBIT H
            FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage
Loans held by you for the referenced
pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

*****************************************************************
*************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

       Enclosed Documents: [ ] Promissory Note
                           [ ] Primary Insurance Policy
                           [ ] Mortgage or Deed of Trust
                           [ ] Assignment(s) of Mortgage or Deed
                               of Trust
                           [ ] Title Insurance Policy
                           [ ] Other:


Name

Title

Date
                    EXHIBIT I-1

       FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF         )
            : ss.:
COUNTY OF   )

       [NAME OF OFFICER], being first duly sworn, deposes and says:

       1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1995-S8, Class [R-I] [R-II] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
__________________] [the United States], on behalf of which he makes this affidavit and agreement.

       2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I] [R-II] Certificates, and (iii) is acquiring the Class [R-I] [R-II] Certificates for its own account or for the account of another
Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing
(other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

       3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-
I] [R-II] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R-I] [R-II] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-
I] [R-II] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

       4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class
[R-I] [R-II] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

       5. That the Owner is aware that the Trustee will not register the transfer of any Class
[R-I] [R-II] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

       6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I]
[R-II] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class [R-I] [R-II] Certificates were issued (in particular, clause (iii)(A) and
(iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such
Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

       7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I] [R-II] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

       8.  The Owner's Taxpayer Identification Number is

           ______________.

       9.  This affidavit and agreement relates only to the Class
[R-I] [R-II] Certificates held
by the Owner and not to any other holder of the Class [R-I]
[R-II] Certificates.  The Owner
understands that the liabilities described herein relate only to the Class [R-I] [R-II]
Certificates.

       10. That no purpose of the Owner relating to the transfer of any of the Class [R-I] [-II]
Certificates by the Owner is or will be to impede the assessment or collection of any tax.

       11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I] [R-II] Certificate that the Owner intends to pay taxes associated with holding such
Class [R-I] [R-II] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class
[R-I] [R-II] Certificate.

       12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I] [R-II] Certificates remain outstanding.

       13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
       IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of
_______________, 199__.

                           [NAME OF OWNER]


                           By:


                           [Name of Officer]
                           [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



       Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

       Subscribed and sworn before me this ____ day of ________________, 199__.






                           NOTARY PUBLIC

                           COUNTY OF


                           STATE OF


                           My Commission expires the ____ day of

                           ______________, 19__.
                   EXHIBIT I-2

          FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

                 Re:  Mortgage Pass-Through Certificates, Series

                      1995-S8, Class [R-I] [R-II]

Ladies and Gentlemen:

                 This letter is delivered to you in connection with the transfer by
_______________________________ (the "Seller") to
_______________________________ (the "Purchaser")
of $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates,
Series 1995-S8, Class [R-I] [R-II] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1995, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the
"Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                 1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                 2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.


                 3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations
Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I] [R-II] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                 4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                       Very truly yours,






                                       (Seller)


                                       By:


                                       Name:


                                       Title:


                  EXHIBIT J

     FORM OF INVESTOR REPRESENTATION LETTER


                               ______________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

                 RE:  Mortgage Pass-Through Certificates,
                      Series 1995-S8, Class

Ladies and Gentlemen:

                 _________________________ (the "Purchaser")
intends to purchase from
___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of
Mortgage Pass-Through Certificates, Series 1995-S8, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1,
1995, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential
Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the
"Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                      1.     The Purchaser understands that (a)
the Certificates have not
                 been and will not be registered or qualified under the Securities Act of
                 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing
                 Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2.     The Purchaser is acquiring the
Certificates for its own account
                 for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3.     The Purchaser is (a) a substantial,
sophisticated institutional
                 investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of
                 Rule 501(a) promulgated pursuant to the Act.

                      4.     The Purchaser has been furnished
with, and has had an
                 opportunity to review (a) [a copy of the Private Placement Memorandum, dated
                 ___________________, 19__, relating to the
Certificates, (b)] a copy of the
                 Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the
                 Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement
                 Memorandum (the "Memorandum") relating to the original sale (the "Original
                 Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or
omission, or alleged error or
                 omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5.     The Purchaser has not and will not
nor has it authorized or will
                 it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner,
(b) solicit any offer to buy or
                 to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any
                 Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or
(e) take any other action, that
                 (as to any of (a) through (e) above) would constitute a distribution of any
                 Certificate under the Act, that would render the disposition of any
                 Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or
qualification pursuant thereto.  The
                 Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                      6.     The Purchaser is not an employee
benefit plan subject to the
                 Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the
                 Internal Revenue Code of 1986 (the "Code"), or an investment manager, a named fiduciary or a trustee of any such plan or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets"
                 of any such plan, and understands that
registration of transfer of any
                 Certificate to any such employee benefit plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the
                 Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of or with "plan assets" of such plan is permissible under applicable law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and would
                 not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under
Section 406 of ERISA or Section
                 4975 of the Code) in addition to those
undertaken in the Pooling and
                 Servicing Agreement or any other liability.

                      7.     The Purchaser is not a non-United
States person.

                                       Very truly yours,



                                       By:
                                       Name:
                                       Title:


                  EXHIBIT K

   FORM OF TRANSFEROR REPRESENTATION LETTER




                                        , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention: Residential Funding Corporation Series 1995-S8

                 Re:  Mortgage Pass-Through Certificates,
                      Series 1995-S8, Class

Ladies and Gentlemen:

        In connection with the sale by              (the
"Seller") to
    (the "Purchaser") of $            Initial Certificate
Principal Balance of Mortgage Pass-
Through Certificates, Series 1995-S8, Class ___ (the "Certificates"), issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1995, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential
Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the
Company and the Trustee that:

                 Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any
Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                               Very truly yours,




                               (Seller)



                               By:


                               Name:


                               Title:


                   EXHIBIT L

[FORM OF RULE 144A INVESTMENT REPRESENTATION]


              Description of Rule 144A Securities, including

              numbers:
                  _______________________________________________
                  _______________________________________________
                  _______________________________________________
                  _______________________________________________


                 The undersigned  seller, as registered holder
(the "Seller"), intends to
transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                 1.  In connection with such transfer and in
accordance with the agreements
pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933
Act.

                 2. The Buyer warrants and represents to, and covenants with, the Seller, the
Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the
"Agreement"), dated as of May 1, 1995, among Residential Funding Corporation as Master Servicer,
Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago as trustee, as follows:

                      a.  The Buyer understands that the Rule
144A Securities have not been
            registered under the 1933 Act or the securities laws of any state.

                      b.  The Buyer considers itself a
substantial, sophisticated
            institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c.  The Buyer has been furnished with all
information regarding the Rule
            144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d.  Neither the Buyer nor anyone acting on
its behalf has offered,
            transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A
            Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A
            Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A
            Securities.

                      e.  The Buyer is a "qualified institutional
buyer" as that term is
            defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                 [3. The Buyer warrants and represents to, and covenants with, the Seller, the
Trustee, Master Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue
Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code
(both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan
(delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and
Servicing Agreement or any other liability.]

                 4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                 IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                      Print Name of Buyer

By:                                  By:
  Name:                                   Name:
  Title:                                  Title:

Taxpayer Identification:                  Taxpayer
                                          Identification:

No.                             No.

Date:                           Date:






                   ANNEX 1 TO EXHIBIT L


  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers Other Than Registered Investment

               Companies]




       The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior
Vice President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because
(i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities
(except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Buyer
satisfies the criteria in the category marked below.

  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
       (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

  ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities
       Exchange Act of 1934.

  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the
       Employee Retirement Income Security Act of 1974.

  ___  Investment Adviser.   The Buyer is an investment adviser
registered under the Investment
       Advisers Act of 1940.

  ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small
       Business Administration under Section 301(c) or (d) of the
Small Business Investment Act
       of 1958.

  ___ Business Development Company. The Buyer is a business development company as defined in
       Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a
       trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to
a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___   ___      Will the Buyer be purchasing the Rule 144A
  Yes    No      Securities only for the Buyer's own account?

       6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party
(including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                      Print Name of Buyer

                      By:
                           Name:
                           Title:

                           Date:



               ANNEX 2 TO EXHIBIT L


QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

               [For Buyers That Are Registered Investment

                Companies]


        The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or
Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part
of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

        2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's
Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment
Companies, the cost of such securities was used.

____         The Buyer owned $___________________ in securities
(other than the excluded securities
             referred to below) as of the end of the Buyer's most
recent fiscal year (such amount
             being calculated in accordance with Rule 144A).

____         The Buyer is part of a Family of Investment
Companies which owned in the aggregate
             $______________ in securities (other than the
excluded securities referred to below)
             as of the end of the Buyer's most recent fiscal year
(such amount being calculated in
             accordance with Rule 144A).

        3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

        4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

        5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

        6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's
purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                            Print Name of Buyer


                            By:

                               Name:

                               Title:


                            IF AN ADVISER:



                            Print Name of Buyer


                            Date:




                 EXHIBIT M

 [Text of Amendment to Pooling and Servicing
 Agreement Pursuant to Section 12.01(e) for a
              Limited Guaranty]

                  ARTICLE XII

Subordinate Certificate Loss Coverage; Limited Guaranty

        Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution
Date or the related Determination Date, the Master Servicer shall determine whether it or any
Subservicer will be entitled to any reimbursement pursuant to
Section 4.02(a) on such Distribution
Date for Advances or Subservicer Advances previously made, (which will not be Advances or
Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or
Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

        (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy
Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Sections 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of
(i) the additional amount of Accrued
Certificate Interest that would have been paid for the Class B Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution
Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05. Excess
Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss
Obligation.

        (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the
Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential
Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount
Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding
Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this
Section are referred to herein as the "Subordinate Certificate
Loss Obligation."

        (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General
Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master
Servicer.

        (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

        (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on REMIC I and/or REMIC II, including without limitation, any federal tax imposed on
"prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate
Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by REMIC I or REMIC II), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss
Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General
Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B
Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B
Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss
Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request.
Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate
Certificate Loss Obligation under any circumstance.

        Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections
11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of
Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 12.01(e) and, provided further that the Company obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited
Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on REMIC I or REMIC II, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the
Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                    EXHIBIT N

            [Form of Limited Guaranty]

                  LIMITED GUARANTY

    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          Mortgage Pass-Through Certificates
                   Series 1995-S8


                                                 , 1995

The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential
Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 11.01 of the Pooling and Servicing Agreement dated as of May 1, 1995, (the "Servicing Agreement"), among
Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First
National Bank of Chicago (the "Trustee") as amended by Amendment No. 1 thereto, dated as of
        , with respect to the Mortgage Pass-Through Certificates, Series 1995-S8 (the
"Certificates"); and

        WHEREAS, pursuant to Section 12.01 of the Servicing
Agreement, Residential Funding
agrees to make payments to the Holders of the Class B
Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement;
and

        WHEREAS, GMAC desires to provide certain assurances with respect to the ability of
Residential Funding to secure sufficient funds and faithfully to perform its Subordinate
Certificate Loss Obligation;

        NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate
Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 11.01 of the Servicing Agreement.

        (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of
(x) substitution for this Limited
Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of REMIC
I and/or REMIC II pursuant to the Servicing Agreement.

        2. Waiver. GMAC hereby waives any failure or delay on the part of Residential
Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

        3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section
12.02 of the Servicing Agreement.
The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

        4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

        5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

        6. Authorization and Reliance. GMAC understands that a copy of this Limited
Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

        7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

        8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                        GENERAL MOTORS ACCEPTANCE CORPORATION


                                 By:
                                 Name:
                                 Title:




Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.


By:
Name:
Title:


                     EXHIBIT O

FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                 __________________, 19____

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
Corporate Trust Services
1 First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1995-S8

        Re:  Mortgage Pass-Through Certificates, Series 1995-S8

             Assignment of Mortgage Loan.



Ladies and Gentlemen:

        This letter is delivered to you in connection with the assignment by _________________
(the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan")
pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of May 1, 1995, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

     (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

    (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

   (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

    (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                            Very truly yours,


                            (Lender)

                            By:
                            Name:
                            Title: